File No. 333-107186

As filed with the SEC on August 21, 2003
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Post-Effective Amendment No.  __
(Check appropriate box or boxes)

FEDERATED SHORT-TERM MUNICIPAL TRUST
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, NW
Washington, DC  20037-1526
(202) 828-2218

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.




No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.


RIGGS FUNDS

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

Dear Shareholder,

            The Board of Trustees of the Riggs Funds is pleased to submit to you a proposed reorganization of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (each a "Riggs Fund"; together the "Riggs Funds") into Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust and Automated Government Money Trust (each a "Federated Fund"; together the "Federated Funds"), respectively. The shareholders of each Riggs Fund will vote separately on the proposal to reorganize their fund. If approved by shareholders of a Riggs Fund, the shareholders of that Riggs Fund will receive shares of a comparable Federated Fund. Riggs Investment Advisors Inc. is the investment adviser for the Riggs Funds, and Federated Investment Management Company is the investment adviser for the Federated Funds.

            We are recommending the reorganization of the Riggs Funds and Federated Funds because the long-term viability of the Riggs Funds is in jeopardy due to its shrinking asset base caused by the current difficult market environment. Both the Riggs Funds and Federated Funds have similar investment objectives, and the combination of the two Fund groups would provide the Riggs Funds' shareholders with the benefit of higher Fund asset levels and potentially lower Fund expenses.

            Your vote on this proposal is very important. Whether or not you plan to attend the meeting, please vote your shares by mail. If you are a shareholder of more than one Riggs Fund, you will receive more than one Prospectus/Proxy Statement and Proxy Card and will need to vote the shares you hold of each Fund. In addition, you may receive more than one Prospectus/Proxy Statement and Proxy Card if you own shares through more than one financial intermediary or under a different account registration.

            Remember, your vote is important. PLEASE TAKE A MOMENT TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. Information and direction for voting the proxy is included on the next page. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

            If you have any questions regarding the shareholder meeting, please feel free to call a Riggs Client Service Representative at 1-800-934-3883.

                                          Sincerely,

                                          /s/ Peter J. Germain
                                          Peter J. Germain
                                          President


August 21, 2003



195





Riggs Funds


Prospectus and Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.


The Riggs Funds will hold a special meeting of shareholders on September 24, 2003. It is important for you to vote on the issue described in this Prospectus and Proxy Statement. We recommend that you read the Prospectus and Proxy Statement in its entirety; the explanations will help you to decide on the issue.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' approval of certain types of changes like the one described in this Prospectus and Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote in person at the special meeting of shareholders or complete and return the enclosed proxy card.

If you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote.

2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposed reorganization of the Riggs Funds into the acquiring Federated
Funds.

Why is the reorganization being proposed?

The Board of Trustees and investment adviser of the Riggs Funds believe that the Reorganization is in the best interest of the Riggs Funds and its shareholders.

Pronounced declines in the asset levels of the Riggs Funds during the past few years have, in the opinion of the Riggs Funds' adviser, caused the long-term viability of the Riggs Funds to become questionable. After considering available alternatives, the adviser has recommended, and the Board of Trustees has approved, the Reorganization of the Riggs Funds into the acquiring Federated Funds. The Federated Funds have substantial management expertise and investment flexibility that has produced a strong long-term performance record. The Riggs investment adviser and the Board of Trustees have concluded that the best way to provide improved performance to the Riggs Funds' shareholders is through the proposed Reorganization.

When will this reorganization become effective?

The reorganization is currently anticipated to occur in September, assuming shareholder approval is obtained. Shortly after the reorganization has been approved, you will receive new account information on your new ownership in the acquiring Federated Fund.


If I am a Riggs Fund shareholder, what do I have to do to become a shareholder in the acquiring
Federated Fund?



Riggs Fund shareholders are being asked to approve this reorganization through voting at the Special Meeting of Riggs Fund shareholders, which is scheduled to occur on September 24, 2003. Your vote is very important.



Shortly after the Riggs Fund shareholder approval of the reorganization, Riggs Fund shareholders' accounts will be transferred to the acquiring Federated Fund. You will not pay any sales charges in connection with the reorganization.

What will happen to my Riggs Fund account?

After the reorganization, Riggs Fund shareholders will be assigned a new account with the acquiring Federated Fund, and their Riggs Fund accounts will be closed. This process will occur automatically, with no action required by you. There will be no change in the aggregate value of your account as a result of the reorganization, although the number of shares and the net asset value per share may change.

Will all of my current account options, such as systematic investment and withdrawal programs, transfer over to the acquiring Federated Fund?

Various types of account servicing features will transfer automatically to new Federated Fund accounts. Shortly after the reorganization, shareholders will receive information that further describes these options, along with materials concerning the acquiring Federated Fund's diversified product line and shareholder services.

Will I incur taxes as a result of this reorganization?

This reorganization is expected to be a tax-free event. Generally, shareholders will not incur capital gains or losses on the conversion from Riggs Fund Shares into Federated Fund Shares as a result of this reorganization. There will be taxes payable in connection with distributions, if any, by a Riggs Fund immediately before the closing date - these distributions may include gains realized on dispositions of portfolio securities in connection with the reorganization.

Shareholders will incur capital gains or losses if they sell their Riggs Fund Shares before the reorganization becomes effective or sell/exchange their Federated Fund Shares after the reorganization becomes effective. Shareholders will also be responsible for tax obligations associated with monthly or periodic dividend and capital gains distributions that occur prior to and after the reorganization. Please note that retirement accounts generally are exempt from such tax consequences.

Who do I call with questions about the Combined Proxy Statement and Prospectus?

Call your Investment Professional or a Riggs Client Service Representative. Riggs' toll-free number is
1-800-934-3883.


After careful consideration, the Board of Trustees has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.


RIGGS FUNDS
Riggs Stock Fund
Riggs Small Company Stock Fund
Riggs U.S. Government Securities Fund
Riggs Bond Fund
Riggs Short Term Tax Free Bond Fund
Riggs Intermediate Tax Free Bond Fund
Riggs Prime Money Market Fund
Riggs U.S. Treasury Money Market Fund



NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 24, 2003


TO SHAREHOLDERS OF RIGGS STOCK FUND, RIGGS SMALL COMPANY STOCK FUND, RIGGS U.S. GOVERNMENT SECURITIES FUND, RIGGS BOND FUND, RIGGS SHORT TERM TAX FREE BOND FUND, RIGGS INTERMEDIATE TAX FREE BOND FUND, RIGGS PRIME MONEY MARKET FUND AND RIGGS U.S. TREASURY MONEY MARKET FUND, PORTFOLIOS OF RIGGS FUNDS: A special meeting of the shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (collectively, the "Riggs Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on September 24, 2003, for the following purposes:

1.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Riggs Stock Fund in exchange for Class A Shares of Federated Capital Appreciation Fund to be distributed pro rata by Riggs Stock Fund to its shareholders, in complete liquidation and termination of Riggs Stock Fund;

2.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Federated Kaufmann Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Riggs Small Company Stock Fund in exchange for Class A Shares of Federated Kaufmann Fund to be distributed pro rata by Riggs Small Company Stock Fund to its shareholders, in complete liquidation and termination of Riggs Small Company Stock Fund;

3.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Federated Total Return Government Bond Fund would acquire all of the assets of Riggs U.S. Government Securities Fund in exchange for Institutional Service Shares of Federated Total Return Government Bond Fund to be distributed pro rata by Riggs U.S. Government Securities Fund to its shareholders, in complete liquidation and termination of Riggs U.S. Government Securities Fund;

4.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., would acquire all of the assets of Riggs Bond Fund in exchange for Institutional Service Shares of Federated Total Return Bond Fund to be distributed pro rata by Riggs Bond Fund to its shareholders, in complete liquidation and termination of Riggs Bond Fund;
5.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Federated Short-Term Municipal Trust would acquire all of the assets of Riggs Short Term Tax Free Bond Fund in exchange for Institutional Service Shares of Federated Short-Term Municipal Trust to be distributed pro rata by Riggs Short Term Tax Free Bond Fund to its shareholders, in complete liquidation and termination of Riggs Short Term Tax Free Bond Fund;

6.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, would acquire all of the assets of Riggs Intermediate Tax Free Bond Fund in exchange for Shares of Federated Intermediate Municipal Trust to be distributed pro rata by Riggs Intermediate Tax Free Bond Fund to its shareholders, in complete liquidation and termination of Riggs Intermediate Tax Free Bond Fund;

7.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, would acquire all of the assets of Riggs Prime Money Market Fund in exchange for Institutional Service Shares of Automated Cash Management Trust to be distributed pro rata by Riggs Prime Money Market Fund to its shareholders, in complete liquidation and termination of Riggs Prime Money Market Fund; and

8.    To approve or disapprove a proposed Agreement and Plan of
                 Reorganization pursuant to which Automated Government Money Trust, a portfolio of Money Market Obligations Trust, would acquire all of the assets of Riggs U.S. Treasury Money Market Fund in exchange for Shares of Automated Government Money Trust to be distributed pro rata by Riggs U.S. Treasury Money Market Fund to its shareholders, in complete liquidation and termination of Riggs U.S. Treasury Money Market Fund;

9.    To transact such other business as may properly come before the special meeting or any adjournment thereof.



The Board of Trustees has fixed August 14, 2003 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                By Order of the Board of
                                                Trustees,


                                                C. Grant Anderson
                                                Assistant Secretary



August 21, 2003



------------------------------------------------------------------------------
YOU CAN HELP RIGGS FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------


PROSPECTUS/PROXY STATEMENT

August 21, 2003



Acquisition of the assets of

RIGGS STOCK FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Class A Shares of

FEDERATED CAPITAL APPRECIATION FUND,
a portfolio of Federated Equity Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400



Acquisition of the assets of

RIGGS SMALL COMPANY STOCK FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Class A Shares of

FEDERATED KAUFMANN FUND,
a portfolio of Federated Equity Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400



Acquisition of the assets of

RIGGS U.S. GOVERNMENT SECURITIES FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400



Acquisition of the assets of

RIGGS BOND FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

FEDERATED TOTAL RETURN BOND FUND,
a portfolio of Federated Total Return Series, Inc.

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS SHORT TERM TAX FREE BOND FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

FEDERATED SHORT-TERM MUNICIPAL TRUST

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400



Acquisition of the assets of

RIGGS INTERMEDIATE TAX FREE BOND FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883


By and in exchange for Shares of

FEDERATED INTERMEDIATE MUNICIPAL TRUST,
a portfolio of Intermediate Municipal Trust

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400



Acquisition of the assets of

RIGGS PRIME MONEY MARKET FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

AUTOMATED CASH MANAGEMENT TRUST,
a portfolio of Money Market Obligations Trust

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400



Acquisition of the assets of

RIGGS U.S. TREASURY MONEY MARKET FUND
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Shares of

AUTOMATED GOVERNMENT MONEY TRUST,
a portfolio of Money Market Obligations Trust

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


      This Prospectus/Proxy Statement describes the proposal for the reorganizations (the "Reorganizations") pursuant to separate Agreements and Plans of Reorganization (together, the "Plans"), pursuant to which Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (each a "Riggs Fund"; together the "Riggs Funds") would transfer all their assets to Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust and Automated Government Money Trust (each a "Federated Fund"; together, the "Federated Funds"), respectively, in exchange for shares of the respective Federated Fund (collectively, "Federated Fund Shares"), which, in the case of Federated Capital Appreciation Fund and Federated Kaufmann Fund, will consist of Class A Shares; in the case of Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust , will consist of Institutional Service Shares; and in the case of Federated Intermediate Municipal Trust and Automated Government Money Trust, will consist of Shares. Shares of the respective Federated Fund will be distributed pro rata by each Riggs Fund to its shareholders in complete liquidation and dissolution of the Riggs Fund. As a result of the Reorganization, each owner of shares of a Riggs Fund will become the owner of the applicable Federated Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Riggs Fund on the date of the Reorganization (the "Closing Date"). The separate Plans of Reorganization are substantially identical, and a form of such plans is attached as Exhibit A.

      For a comparison of the investment policies of the Riggs Funds and the Federated Funds with which your Riggs Fund would be combined, see "Summary - Comparison of Investment Objectives, Policies, Limitations and Risks." Information concerning Federated Fund Shares, as compared to shares of the Riggs Funds, is included in this Prospectus/Proxy Statement in the sections entitled "Summary - Comparative Fee Tables" and "Information About the Reorganizations - Description of Federated Fund Shares and Capitalization."

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about each Federated Fund that a prospective investor should know before voting on the Reorganization. This Prospectus/Proxy Statement is accompanied by the Prospectuses of Federated Capital Appreciation Fund dated December 31, 2002; Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; or Automated Government Money Trust dated September 30, 2003, as applicable, each of which are incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Prospectus of the Riggs Funds dated June 30, 2003, and a Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 21, 2003, which are incorporated herein by reference. Statements of Additional Information for Federated Capital Appreciation Fund dated December 31, 2002, revised April 7, 2003; Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; Automated Government Money Trust dated September 30, 2003; and a Statement of Additional Information for the Riggs Funds dated June 30, 2003, have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. Further information about Federated Capital Appreciation Fund's performance is contained in Federated Capital Appreciation Fund's Annual Report for its fiscal year ended October 31, 2002, and the Semi-Annual Report relating to the period ended April 30, 2003, each of which is incorporated herein by reference. Further information about Federated Kaufmann Fund's performance is contained in Federated Kaufmann Fund's Annual Report for its fiscal year ended October 31, 2002, and the Semi-Annual Report relating to the period ended April 30, 2003, each of which is incorporated herein by reference. Further information about Federated Total Return Government Bond Fund's performance is contained in Federated Total Return Government Bond Fund's Annual Report for its fiscal year ended February 28, 2003, which is incorporated herein by reference. Further information about Federated Total Return Bond Fund's performance is contained in Federated Total Return Bond Fund's Annual Report for its fiscal year ended November 30, 2002, and the Semi-Annual Report relating to the period ended May 31, 2003, each of which is incorporated herein by reference. Further information about Federated Short-Term Municipal Trust's performance is contained in Federated Short-Term Municipal Trust's Annual Report for its fiscal year ended June 30, 2002, and the Semi-Annual Report relating to the period ended December 31, 2002, each of which is incorporated herein by reference. Further information about Federated Intermediate Municipal Trust's performance is contained in Federated Intermediate Municipal Trust's Annual Report for its fiscal year ended May 31, 2003, which is incorporated herein by reference. Further information about Automated Cash Management Trust's performance is contained in Automated Cash Management Trust's Annual Report for its fiscal year ended July 31, 2002, and the Semi-Annual Report relating to the period ended January 31, 2003, each of which is incorporated herein by reference. Further information about Automated Government Money Trust's performance is contained in Automated Government Money Trust's Annual Report for its fiscal year ended July 31, 2002, and the Semi-Annual Report relating to the period ended January 31, 2003, each of which is incorporated herein by reference. Further information about the Riggs Funds' performance is contained in the Riggs Funds' Annual Report for its fiscal year ended April 30, 2003, which is incorporated herein by reference. Copies of these materials and other information about the Federated Funds and Riggs Funds may be obtained without charge by writing or by calling the Federated Funds or Riggs Funds at the addresses and telephone numbers shown on the previous pages.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



TABLE OF CONTENTS
                                                                        Page

 SUMMARY                                                                  2
   Reasons for the Proposed Reorganizations
2
   Comparison of Investment Objectives, Policies and Risks                3
   Investment Limitations-Each Federated Fund and Riggs Fund              7
   Comparative Fee Tables                                                 8
   Comparison of Potential Risks and Rewards; Performance Information
26
   Investment Advisers                                                   62
   Portfolio Managers                                                    63
   Advisory and Other Fees                                               65
   Purchases, Redemptions and Exchange Procedures; Dividends and Distributions
68


INFORMATION ABOUT THE REORGANIZATIONS                                    71
   Description of the Plans of Reorganization
71
   Description of Federated Fund Shares and Capitalization               72
   Federal Income Tax Consequences                                       74
   Agreement Among Riggs Investment Advisors, Inc., Riggs National Corporation
   and Federated Investors, Inc.                                         74
   Reasons for the Reorganizations                                       75
   Comparative Information on Shareholder Rights and Obligations         76

INFORMATION ABOUT THE FEDERATED FUNDS AND THE RIGGS FUNDS                78
   Federated Funds                                                       78
   Riggs Funds                                                           78

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING                     79
   Proxies, Quorum and Voting at the Special Meeting                     80
   Share Ownership of the Funds                                          80

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY             84

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)                         85

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Exhibit B)                  96


SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy
Statement. A form of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. For more complete information, please read the Prospectuses of the Federated Fund and the Riggs Funds, and the Statement of Additional Information relating to this Prospectus/Proxy Statement, all of which accompany this Prospectus/Proxy Statement.

Reasons for the Proposed ReorganizationS

        The Board of Trustees ("Board" or "Trustees") of the Riggs Funds has voted to recommend to holders of shares of each Riggs Fund the approval of the Plans whereby (a) Federated Capital Appreciation Fund would acquire all of the assets of Riggs Stock Fund in exchange for Federated Capital Appreciation Fund's Class A Shares to be distributed pro rata by Riggs Stock Fund to its shareholders in complete liquidation and dissolution of Riggs Stock Fund; (b) Federated Kaufmann Fund would acquire all of the assets of Riggs Small Company Stock Fund in exchange for Federated Kaufmann Fund's Class A Shares to be distributed pro rata by Riggs Small Company Stock Fund to its shareholders in complete liquidation and dissolution of Riggs Small Company Stock Fund; (c) Federated Total Return Government Bond Fund would acquire all of the assets of Riggs U.S. Government Securities Fund in exchange for Federated Total Return Government Bond Fund's Institutional Service Shares to be distributed pro rata by Riggs U.S. Government Securities Fund to its shareholders in complete liquidation and dissolution of Riggs U.S. Government Securities Fund; (d) Federated Total Return Bond Fund would acquire all of the assets of Riggs Bond Fund in exchange for Federated Total Return Bond Fund's Institutional Service Shares to be distributed pro rata by Riggs Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Bond Fund; (e) Federated Short-Term Municipal Trust would acquire all of the assets of Riggs Short Term Tax Free Bond Fund in exchange for Federated Short-Term Municipal Trust's Institutional Service Shares to be distributed pro rata by Riggs Short Term Tax Free Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Short Term Tax Free Bond Fund; (f) Federated Intermediate Municipal Trust would acquire all of the assets of Riggs Intermediate Tax Free Bond Fund in exchange for Federated Intermediate Municipal Trust's Shares to be distributed pro rata by Riggs Intermediate Tax Free Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Intermediate Tax Free Bond Fund; (g) Automated Cash Management Trust would acquire all of the assets of Riggs Prime Money Market Fund in exchange for Automated Cash Management Trust's Institutional Service Shares to be distributed pro rata by Riggs Prime Money Market Fund to its shareholders in complete liquidation and dissolution of Riggs Prime Money Market Fund; and (h) Automated Government Money Trust would acquire all of the assets of Riggs U.S. Treasury Money Market Fund in exchange for Automated Government Money Trust's Shares to be distributed pro rata by Riggs U.S. Treasury Money Market Fund to its shareholders in complete liquidation and dissolution of Riggs U.S. Treasury Money Market Fund. As a result of the Reorganizations, each shareholder of a Riggs Fund will become the owner of the applicable Federated Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Riggs Fund on the date of the Reorganizations, i.e., the Closing Date.

        The Board of the Riggs Funds, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganizations would be in the best interest of each Riggs Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. Management of each Riggs Fund believes that the shareholders of each Riggs Fund would benefit from the larger asset base and anticipated economies of scale that are expected to result from the Reorganization.

      As a condition to each Reorganization, the Federated Fund and the corresponding Riggs Fund each will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, as amended, so that no gain or loss will be recognized by the Federated Fund, the corresponding Riggs Fund or the Riggs Fund's shareholders. The tax basis of the Federated Fund Shares received by the applicable Riggs Fund's shareholders will be the same as the tax basis of their shares in the applicable Riggs Fund. There will be taxes payable in connection with distributions, if any, by a Riggs Fund immediately before the closing date. These distributions may include gains realized on dispositions of portfolio securities in connection with the reorganization.



THE BOARD OF TRUSTEES OF THE RIGGS FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Risks

FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks to provide capital appreciation, while the Riggs Fund seeks to provide growth of capital and income.

        Both Funds pursue their investment objective by investing primarily in common stock. In addition, both Funds are "blend" Funds, in that they invest in both the growth and value areas of the market. Growth stocks have the potential to increase their earnings faster than the rest of the market, carry a higher level of risk for the short-term and are generally priced higher relative to the issuer's earnings, since the higher growth potential means paying a higher price in the market. Value stocks are considered "bargains"; many have records of consistently paying dividends to shareholders, and they are considered defensive in that they often resist the fluctuations associated with growth stocks during periods of volatility. However, the Funds differ in that the Riggs Fund invests primarily in stock of large cap companies whose capitalizations are $5 billion or more, while the Federated Fund invests primarily in stocks of large and medium cap companies whose capitalizations are $500 million or more. Also, the Federated Fund may, as a principal strategy, invest in American Depository Receipts
(ADRs) and securities issued in initial public offerings, while the Riggs Fund may not.

        All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have stock market risk, which is posed by the fact that the value of equity securities rises and falls over short or extended periods of time. However, the risks for the Funds differ in that the Federated Fund also has liquidity risk, which is posed by the fact that the medium capitalization equity securities in which the Federated Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk related to company size, which is posed by the fact that the medium capitalization companies in which the Federated Fund invests tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital; and risk of investing in ADRs, which is posed by the fact that the ADRs in which the Federated Fund invests are issued by foreign companies, and therefore the Federated Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks capital appreciation, while the Riggs Fund seeks to provide long-term capital appreciation.

        Both Funds pursue their investment objective by investing primarily in common stocks. However, the Federated Fund invests primarily in both small and medium capitalization companies, while the Riggs Fund invests primarily in companies whose market capitalizations are less than $2 billion. In addition, the Federated Fund may invest up to 25% of its assets in foreign securities, while the Riggs Fund may not invest significantly in foreign securities. Also, the Federated Fund uses the growth style of investing, whereas the Riggs Fund uses a "blend" of the growth and value styles.

        All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have stock market risk, which is posed by the fact that the value of equity securities rises and falls over short or extended periods of time; liquidity risk, which is posed by the fact that the equity securities in which each Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; and risk related to company size, which is posed by mid and small market capitalization companies tending to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital. However, the risks for the Funds differ in that the Federated Fund also has risk related to investing for growth, which is posed by the fact that due to their relatively high valuations, growth stocks are typically more volatile than value stocks; risk of foreign investing, which is posed by the fact that the foreign securities in which the Federated Fund invests may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case; and currency risk which is posed by the fact that the foreign securities in which the Federated Fund invests are normally denominated and traded in foreign currencies and, as a result, the value of the Federated Fund's foreign investments may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks total return consistent with current income, and the Riggs Fund seeks to achieve current income. The Federated Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Federated Fund expects that income will comprise the largest component of its total return.

        Both Funds pursue their investment objective by investing at least 80% of their net assets in U.S. government securities, consisting of U.S. Treasury and government agency securities, including mortgage backed securities and collateralized mortgage obligations (CMOs). However, the Riggs Fund may also invest in non-governmental debt securities, such as investment grade securities issued by corporations or banks; and privately issued CMOs. Also, with respect to the Riggs Fund, under ordinary market conditions, the portfolio's average duration will be equal to not less than 80%, nor more than 120%, of the duration of the Merrill Lynch U.S. Treasury Agency Master Index, while the Federated Fund has no stated average duration limits.

        In selecting securities for the Funds, the advisers consider factors such as current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

        All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when prices of interest rates rise and vice versa. Both Funds also have prepayment risk, which is posed by the relative volatility of mortgage backed securities. The likelihood of prepayments increases in a declining interest rate environment and decreases in a rising interest rate environment. This adversely affects the value of these securities. However, the risks for the Funds differ in that the Riggs Fund also has liquidity risk, which is posed by the fact that the fixed income securities in which the Riggs Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; and credit risk which is the possibility that an issuer will default on a security by failing to pay interest or principal when due.

FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks to provide total return, and the Riggs Fund seeks to provide a high level of current income consistent with the preservation of capital. The Federated Fund's total return will consist of two components: (1) changes in the market value of its portfolio (both realized and unrealized capital appreciation); and (2) income received from its portfolio securities. The Federated Fund expects that income will comprise the largest part of its total return.

        Each Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities consisting primarily of U.S. Treasury and government agency securities, including mortgage backed securities and CMOs; and corporate obligations rated BBB or higher by a national rating agency. However, the Federated Fund may also invest a portion of its assets (normally no more than 10%, but opportunistically up to 25%) in below-investment grade securities ("junk bonds") and may invest up to 20% of its assets in unhedged, non-U.S. dollar securities. Also, with respect to the Riggs Fund, under normal market conditions, the portfolio's average duration will be equal to not less than 80%, nor more than 120%, of the duration of the Lehman Brothers Government/Credit (Total) Index, while the Federated Fund has no stated duration limits.

        In selecting securities for the Funds, the advisers consider factors such as credit quality, current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

        All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have credit risk, which is the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when interest rates rise and vice versa. In addition, both Funds have prepayment risk, which is posed by the relative volatility of mortgage backed securities. The likelihood of prepayments increases in a declining interest rate environment and decreases in a rising interest rate environment. This adversely affects the value of these securities. However, the risks for the Funds differ in that the Federated Fund also has liquidity risk, which occurs when the fixed income securities in which the Federated Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk associated with noninvestment grade securities, which occurs because the Federated Fund may invest a portion of its assets in securities rated below investment grade, which may be subject to greater interest rate, credit and liquidity risks than investment grade securities; risk of foreign investing, which is posed by the fact that the foreign securities in which the Federated Fund invests may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case; and currency risk, which is posed by the fact that the foreign securities in which the Federated Fund invests are normally denominated and traded in foreign currencies and, as a result, the value of the Federated Fund's foreign investments may be affected favorably or unfavorable by changes in currency exchange rates relative to the U.S. dollar

FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that each Fund seeks dividend income which is exempt from federal income tax. However, while 80% of the income which the Riggs Fund distributes will be free from the federal alternative minimum tax (AMT), all of the income of the Federated Fund may be subject to the federal AMT.

        Both Funds invest primarily in tax exempt securities which are investment grade at time of purchase. The Federated Fund has a dollar-weighted average portfolio maturity of less than three years, while the average duration of the Riggs Fund's portfolio is three years or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

        In selecting securities for the Funds, the advisers consider factors such as credit quality, current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

        All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have liquidity risk, which is posed by the fact that the fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; credit risk, which is posed by the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when interest rates rise and vice versa. Both Funds also have call risk, which is the possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price; tax risk, which posed by the possibility that a municipal security may fail to meet certain legal requirements which could cause the interest received and distributed by the Fund to shareholders to be taxable; and sector risk, which is posed by the fact that a substantial part of the Fund's portfolio could be comprised of securities credit enhanced by insurance companies, banks or companies with similar characteristics. As a result, each Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.

FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that each Fund seeks to provide current income exempt from federal income tax. However, while 80% of the Riggs Fund will be free from the federal AMT, all of the income distributed by the Federated Fund may be subject to the federal AMT.

        Both Funds invest primarily in tax exempt securities which are investment grade at time of purchase. The Federated Fund has a dollar-weighted average maturity of not less than three nor more than ten years, while the average duration of the Riggs Fund's portfolio will be equal to not less than 80%, nor more than 120%, of the Lehman Brothers 10 Year Municipal Bond Index; i.e., its duration will range from three to ten years.

        In selecting securities for the Funds, the advisers consider factors such as credit quality, current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have credit risk, which is posed by is the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risks increases with the length of the maturity of the debt. Both Funds also have call risk, which is the possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price; and sector risk, which is posed by the fact that if a substantial part of each Fund's portfolio could be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, each Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers. Both Funds also have liquidity risk, which is posed by the fact that the fixed income securities in which each Fund invests may be less marketable and may be subject to greater fluctuation in price than other securities; and tax risk, which is posed by the possibility that a municipal security may fail to meet certain legal requirements which may cause the interest received and distributed by each Fund to shareholders to be taxable. In addition, the Federated Fund has leverage risk, which is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.

AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

        The investment objective of the Federated Fund and the Riggs Fund are similar in that they both seek to provide current income consistent with stability of principal and liquidity. Each fund pursues this goal by investing in short-term, high-quality fixed income securities issued by banks, corporations and the U.S. government maturing in 397 days or less.
The Funds will have a dollar-weighted average portfolio maturity of 90 days or less. The securities in which each Fund invests must be rated in the highest short-term category by two nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings.

        In selecting securities for the Funds, the advisers consider factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

        All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have credit risk, which is posed by the possibility that an issuer will default on a security by failing to pay interest or principal when due; interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes, which risk increases with the length of the maturity of the debt; and sector risk, which is posed by the fact that a substantial portion of each Fund's portfolio may be comprised of securities credit enhanced by banks or companies with similar characteristics. As a result, each Fund will be more susceptible to any economic, business, political or other developments that generally affect these entities. Although the each Fund seeks to preserve the value of its Shares at $1.00 per share, it is possible to lose money by investing in a Fund.


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND

        The investment objective of the Federated Fund and the Riggs Fund are similar in that they both seek to provide current income consistent with stability of principal and liquidity. Each fund pursues this goal by investing in short-term U.S. Treasury obligations maturing in 397 days or less and repurchase agreements fully collateralized by U.S. Treasury obligations. Each Fund will have a dollar-weighted average maturity of 90 days or less.

        In selecting securities for the Funds, the advisers consider factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have interest rate risk, which is the posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of debt. Although each Fund seeks to preserve the value of its Shares at $1.00 per share, it is possible to lose money by investing in a Fund.

INVESTMENT LIMITATIONS - EACH FEDERATED FUND AND RIGGS FUND

      In addition to the objectives and policies described above, each Federated Fund and Riggs Fund is subject to certain investment limitations which are substantially identical to one another, all as described in the Prospectuses and Statements of Additional Information of Federated Capital Appreciation Fund dated December 31, 2002 (Statement of Additional Information revised April 7, 2003); Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; and Automated Government Money Trust dated September 30, 2003, as applicable, and the Prospectuses and Statement of Additional Information of the Riggs Funds dated June 30, 2003, which set forth in full the investment objectives, policies and limitations of each Federated Fund and Riggs Fund, all of which are incorporated by reference herein.

      A full description of the risks inherent in the investment in each Federated Fund and each Riggs Fund is also set forth their respective Prospectuses and Statements of Additional Information of the same date.



Comparative Fee Tables

      The Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by (i) Class R and Class Y Shares of Riggs Stock Fund and Class A Shares of Federated Capital Appreciation Fund as of April 30, 2003 and October 31, 2002, respectively, and pro forma fees for Federated Capital Appreciation Fund's Class A Shares after giving effect to the Reorganization; (ii) Class R and Class Y Shares of Riggs Small Company Stock Fund and Class A Shares of Federated Kaufmann Fund as of April 30, 2003 and October 31, 2002, respectively, and pro forma fees for Federated Kaufmann Fund's Class A Shares after giving effect to the Reorganization; (iii) Class R and Class Y Shares of Riggs U.S. Government Securities Fund and Institutional Service Shares of Federated Total Return Government Bond Fund as of April 30, 2003 and February 28, 2003, respectively, and pro forma fees for Federated Total Return Government Bond Fund's Institutional Service Shares after giving effect to the Reorganization; (iv) Class R Shares of Riggs Bond Fund and Institutional Service Shares of Federated Total Return Bond Fund as of April 30, 2003 and November 30, 2002, respectively, and pro forma fees for Federated Total Return Bond Fund's Institutional Service Shares after giving effect to the Reorganization; (v) Class R Shares of Riggs Short Term Tax Free Bond Fund and Institutional Service Shares of Federated Short-Term Municipal Trust as of April 30, 2003 and June 30, 2002, respectively, and pro forma fees for Federated Short-Term Municipal Trust's Institutional Service Shares after giving effect to the Reorganization; (vi) Class R Shares of Riggs Intermediate Tax Free Bond Fund and Shares of Federated Intermediate Municipal Trust as of April 30, 2003 and May 31, 2003, respectively, and pro forma fees for Federated Intermediate Municipal Trust's Shares after giving effect to the Reorganization; (vii) Class R and Class Y Shares of Riggs Prime Money Market Fund and Institutional Service Shares of Automated Cash Management Trust as of June 30, 2003 and July 31, 2002, respectively, and pro forma fees for Automated Cash Management Trust's Institutional Service Shares after giving effect to the Reorganization; and (viii) Class R and Class Y Shares of Riggs U.S. Treasury Money Market Fund and Automated Government Money Trust's Shares as of April 30, 2003 and July 31, 2002, respectively, and pro forma fees in respect of Automated Government Money Trust's Shares after giving effect to the Reorganization.




FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Stock Fund Class R Shares, Riggs Stock Fund Class Y Shares, Federated Capital Appreciation Fund Class A Shares and Federated Capital Appreciation Fund Class A Shares Pro Forma Combined.


                                                                          Federated        Federated Capital
                                                                          Capital          Appreciation Fund
                                         Riggs Stock       Riggs Stock    Appreciation     Class A
                                            Fund           Fund           Fund             Shares
                                            Class R        Class Y        Class A          Pro Forma
                                            Shares         Shares         Shares           Combined
Shareholder Fees
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed      None              None           5.50%            5.50%
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original             2.00%             None           None             None
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other       None              None           None             None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of       None              None           None             None
amount redeemed, if applicable)
Exchange Fee                             None              None           None             None

Annual Fund Operating Expenses
(Before Waivers) 1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                           0.75%2            0.75%2         0.75%            0.75%
Distribution (12b-1)  Fee                0.25%             None           0.25%3           0.25%4
Shareholder Services Fee                 0.25%5            0.25%6         0.25%            0.25%
Other Expenses                           0.89%             0.89%          0.23%            0.23%
Total Annual Fund Operating Expenses     2.14%7            1.89%7         1.48%            1.48%






1 With respect to Riggs Stock Fund
Class R Shares and Riggs Stock Fund
Class Y Shares, although not
contractually obligated to do so,
the adviser and shareholder services
provider expect to voluntarily waive
certain amounts.  These are shown
below along with the net expenses
the Fund expects to pay for the
fiscal year ending April 30, 2004.
With respect to Federated Capital
Appreciation Fund Class A Shares,
although not contractually obligated
to do so, the distributor waived
certain amounts.  These are shown
below along with the net expenses
the Fund actually paid for the
fiscal year ended October 31, 2002.
With respect to Federated Capital
Appreciation Fund Class A Shares Pro
Forma Combined, although not
contractually obligated to do so,
the distributor expects to
voluntarily waive certain amounts.
These are shown below along with the
net expenses the Fund expects to pay
for the fiscal year ending October
31, 2003.

Total Waivers of Fund Expenses           0.46%       0.46%        0.25%      0.25%
Total Actual Annual Fund Operating       1.68%       1.43%        1.23%      1.23%
Expenses (after waivers)



2 For Riggs Stock Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.48% for the fiscal year ending April 30, 2004.

3 For Federated Capital Appreciation Fund, Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended October 31, 2002. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2003.

4 For Federated Capital Appreciation Fund Pro Forma Combined, Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2003.

5 For Riggs Stock Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class R Shares (after the voluntary waiver) was 0.06% for the fiscal year ending April 30, 2004.

6 For Riggs Stock Fund Class Y Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class Y Shares (after the voluntary waiver) was 0.06% for the fiscal year ending April 30, 2004.

7 With respect to Riggs Stock Fund Class R Shares and Riggs Stock Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE

     This Example is intended to help you compare the cost of investing in Riggs Stock Fund Class R Shares, Riggs Stock Fund Class Y Shares, Federated Capital Appreciation Fund Class A Shares and the Federated Capital Appreciation Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:





                                             1 Year       3 Years     5 Years     10 Years
Riggs Stock Fund Class R
Expenses assuming redemption                 $ 417        $ 870       $ 1,349     $ 2,472
Expenses assuming no redemption              $ 217        $ 670       $ 1,149     $ 2,472
Riggs Stock Fund Class Y Shares
Expenses assuming redemption                 $ 192        $ 594       $ 1,021     $ 2,212
Expenses assuming no redemption              $ 192        $ 594       $ 1,021     $ 2,212
Federated Capital Appreciation Fund Class A
Shares                                       ------------             ---------------------------

Expenses assuming redemption                 $ 692        $ 992       $ 1,314     $ 2,221
Expenses assuming no redemption              $ 692        $ 992       $ 1,314     $ 2,221
Federated Capital Appreciation Fund Class A
Shares Pro Forma Combined                    ------------             ---------------------------

Expenses assuming redemption                 $ 692        $ 992       $ 1,314     $ 2,221
Expenses assuming no redemption              $ 692        $ 992       $ 1,314     $ 2,221

------------------------------------------------------------------------------



FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Riggs Small Company Stock Fund Class R Shares, Riggs Small Company Stock Fund Class Y Shares, Federated Kaufmann Fund Class A Shares and Federated Kaufmann Fund Class A Shares Pro Forma Combined.


                                        Riggs           Riggs                   Federated
                                        Small           Small       Federated   Kaufmann
                                        Company         Company     Kaufmann    Fund Class
                                        Stock           Stock       Fund        A Shares
                                        Fund            Fund        Class A     Pro Forma
                                        Class R         Class Y     Shares      Combined
Shareholder Fees                        Shares          Shares
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)          None            None           5.50%       5.50%
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of           2.00%           None           None        None
original purchase price or
redemption proceeds, as
applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends      None            None           None        None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage      None            None           None        None
of amount redeemed, if applicable)
Exchange Fee                         None            None           None        None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                       0.80%2          0.80%2         1.43%3      1.43%4
Distribution (12b-1)  Fee            0.25%           None           0.25%5      0.25%6
Shareholder Services Fee             0.25%           0.25%          0.25%       0.25%
Other Expenses                       0.87%           0.87%          0.20%       0.20%
Total Annual Fund Operating          2.17%7          1.92%7         2.13%       2.13%
Expenses






1 With respect to Riggs Small
Company Stock Fund Class R Shares
and Riggs Small Company Stock
Fund Class Y Shares, although not
contractually obligated to do so,
the adviser expects to
voluntarily waive certain
amounts.  These are shown below
along with the net expenses the
Fund expects to pay for the
fiscal year ending April 30,
2004.  With respect to the
Federated Kaufmann Fund Class A
Shares, although not
contractually obligated to do so,
the adviser and distributor
voluntarily waived certain
amounts.  These are shown below
along with the net expenses the
Fund actually paid for the fiscal
year ended October 31, 2002.
With respect to the Federated
Kaufmann Fund Class A Shares Pro
Forma Combined, although not
contractually obligated to do so,
the adviser expects to
voluntarily waive certain
amounts.  These are shown below
along with the net expenses the
Fund expects to pay for the
fiscal year ending October 31,
2003.
Total Waivers of Fund Expenses       0.37%           0.37%          0.18%       0.18%
Total Actual Annual Fund             1.80%           1.55%          1.95%       1.95%
Operating Expenses (after
waivers)....................................................


     2 For Riggs Small Company Stock Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.430% for the fiscal year ending April 30, 2004.

     3 For Federated Kaufmann Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.28% for the fiscal year ended October 31, 2002.

     4 For Federated Kaufmann Fund Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.28% for the fiscal year ending October 31, 2003.

     5 For Federated Kaufmann Fund Class A Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the voluntary waiver) was 0.23% for the fiscal year ended October 31, 2002.

     6 For Federated Kaufmann Fund Class A Shares Pro Forma Combined, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the voluntary waiver) was 0.23% for the fiscal year ending October 31, 2003.

     7 With respect to Riggs Small Company Stock Fund Class R Shares and Riggs Small Company Stock Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs Small Company Stock Fund Class R Shares, Riggs Small Company Stock Fund Class Y Shares, Federated Kaufmann Fund Class A Shares and Federated Kaufmann Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                             1 Year     3 Years  5 Years  10 Years
Riggs Small Company Stock Fund Class R
Shares
Expenses assuming redemption                 $ 420      $ 1,180  $ 1,631  $ 2,877
Expenses assuming no redemption              $ 220      $ 1,180  $ 1,631  $ 2,877
Riggs Small Company Stock Fund Class Y
Shares
Expenses assuming redemption                 $ 195      $ 603    $ 1,037  $ 2,243
Expenses assuming no redemption              $ 195      $ 603    $ 1,037  $ 2,243
Federated Kaufmann Fund Class A Shares
Expenses assuming redemption                 $ 754      $ 1,179  $ 1,629  $ 2,872
Expenses assuming no redemption              $ 754      $ 1,179  $ 1,629  $ 2,872
Federated Kaufmann Fund Class A Shares Pro
Forma Combined
Expenses assuming redemption                 $ 754      $ 1,179  $ 1,629  $ 2,872
Expenses assuming no redemption              $ 754      $ 1,179  $ 1,629  $ 2,872


FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs U.S. Government Securities Fund Class R Shares and Riggs U.S. Government Securities Fund Class Y Shares, Federated Total Return Government Bond Fund Institutional Service Shares and Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined.



                                                                                         Federated Total
                                         Riggs U.S.     Riggs U.S.     Federated Total    Return
                                         Government     Government     Return             Government
                                         Securities     Securities     Government         Bond Fund
                                         Fund           Fund           Bond Fund          Institutional
                                         Class R        Class Y        Institutional      Service
                                         Shares         Shares         Service            Shares Pro
                                                                       Shares             Forma
Shareholder Fees                                                                          Combined
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)           None           None              None               None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of            2.00%          None              None               None
original purchase price or
redemption proceeds, as applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends       None           None              None               None
(and other Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of    None           None              None               None
amount redeemed, if applicable)
Exchange Fee                          None           None              None               None

Annual Fund Operating Expenses
(Before Waivers and Reimbursement)
1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                        0.75%2         0.75%2            0.50%3             0.50%4
Distribution (12b-1)  Fee             0.25%          None              0.25%5             0.25%6
Shareholder Services Fee              0.25%7         0.25%8            0.25%              0.25%
Other Expenses                        0.53%          0.53%             0.27%9             0.27%10
Total Annual Fund Operating           1.78%11        1.53%11           1.27%              1.27%
Expenses





1 With respect to Riggs U. S.
Government Securities Fund Class R
Shares and Class Y Shares,
although not contractually
obligated to do so, the adviser
and shareholder services provider
expect to voluntarily waive
certain amounts. These are shown
below along with the net expenses
the Fund expects to pay for the
fiscal year ending April 30,
2004.  With respect to Federated
Total Return Government Bond Fund
Institutional Service Shares,
although not contractually
obligated to do so, the adviser
and distributor waived and
reimbursed certain amounts. These
are shown below along with the net
expenses the Fund actually paid
for the fiscal year ended February
28, 2003. With respect to
Federated Total Return Government
Bond Fund Institutional Service
Shares Pro Forma Combined,
although not contractually
obligated to do so, the adviser
and distributor expect to waive
and reimburse certain amounts.
These are shown below along with
the net expenses the Fund expects
to pay for the fiscal year ending
February 28, 2004.

Total Waivers and Reimbursement of    0.81%          0.81%             0.67%              0.67%
Fund Expenses
Total Actual Annual Fund Operating    0.97%          0.72%             0.60%              0.60%
Expenses (after waivers and
reimbursement)............................



     2 For Riggs U. S. Government Securities Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.19% for the fiscal year ending April 30, 2004.

     3 For Federated Total Return Government Bond Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.02% for the fiscal year ended February 28, 2003.

     4 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.02% for the fiscal year ending February 28, 2004. .

     5 For Federated Total Return Government Bond Fund Institutional Service Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.09% for the fiscal year ended February 28, 2003.

     6 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.09% for the fiscal year ending February 28, 2004.

     7 For Riggs U. S. Government Securities Fund Class R Shares, the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

     8 For Riggs U. S. Government Securities Fund Class Y Shares, the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the voluntary wavier) was 0.00% for the fiscal year ending April 30, 2004.

     9 For Federated Total Return Government Bond Fund Institutional Service Shares, the Adviser voluntarily reimbursed certain other operating expenses. This voluntary reimbursement can be terminated at any time. Other operating expenses paid by the Fund's Institutional Service Shares (after the voluntary reimbursement) was 0.24% for the fiscal year ended February 28, 2003.

     10 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, the Adviser voluntarily reimbursed certain other operating expenses. This voluntary reimbursement can be terminated at any time. Other operating expenses paid by the Fund's Institutional Service Shares (after the voluntary reimbursement) were 0.24% for the fiscal year ending February 28, 2004.

     11 With respect to Riggs U. S. Government Securities Fund Class R and Class Y Shares, Total Annual Fund Operating Expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.





EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs U.S. Government Securities Fund Class R and Class Y Shares, Federated Total Return Government Bond Fund Institutional Service Shares and Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Funds' Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                             1 Year     3 Years  5 Years  10 Years
Riggs U.S. Government Securities Fund Class
R
Expenses assuming redemption                 $ 381      $ 760    $ 1,164  $ 2,095
Expenses assuming no redemption              $ 181      $ 560    $ 964    $ 2,095
Riggs U.S. Government Securities Fund Class
Y Shares
Expenses assuming redemption                 $ 156      $ 483    $ 834    $ 1,824
Expenses assuming no redemption              $ 156      $ 483    $ 834    $ 1,824
Federated Total Return Government Bond Fund
Institutional Service Shares                 ----------          --------------------

Expenses assuming redemption                 $ 129      $ 403    $ 697    $ 1,534
Expenses assuming no redemption              $ 129      $ 403    $ 697    $ 1,534
Federated Total Return Government Bond Fund
Institutional Service Shares Pro Forma       ----------          --------------------
Combined
Expenses assuming redemption                 $ 129      $ 403    $ 697    $ 1,534
Expenses assuming no redemption              $ 129      $ 403    $ 697    $ 1,534

------------------------------------------------------------------------------


FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Bond Fund Class R Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Total Return Bond Fund
Institutional Service Shares Pro Forma Combined.


                                                                              Federated
                                                                              Total Return
                                                              Federated       Bond Fund
                                                   Riggs      Total Return    Institutional
                                                   Bond       Bond Fund       Service
                                                   Fund       Institutional   Shares
Shareholder Fees                                   Class R    Service Shares  Pro Forma
                                                   Shares                     Combined


Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on          None          None            None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or        2.00%         None            None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                 None          None            None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount       None          None            None
redeemed, if applicable)
Exchange Fee                                    None          None            None

Annual Fund Operating Expenses (Before
Waivers) 1
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee                                  0.75%2        0.40%3          0.40%4
Distribution (12b-1)  Fee                       0.25%5        0.25%6          0.25%7
Shareholder Services Fee                        0.25%8        0.25%           0.25%
Other Expenses                                  0.82%         0.18%           0.18%
Total Annual Fund Operating Expenses            2.07%9        1.08%           1.08%






1 With respect to Riggs Bond Fund Class R
Shares, although not contractually obligated to do so, the adviser, distributor and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to
Federated Total Return Bond Fund
Institutional Service Shares, although not contractually obligated to do so, the adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2002.
With respect to Federated Total Return Bond
Fund Institutional Service Shares Pro Forma
Combined, although not contractually
obligated to do so, the adviser and
distributor expect to voluntarily waive
certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2003.

Total Waivers of Fund                           1.02%         0.43%           0.43%
Expenses..........................................................................................................
Total Actual Annual Fund Operating Expenses     1.05%         0.65%           0.65%
(after waivers)....................................................



2 For Riggs Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver was 0.13% for the fiscal year ending April 30, 2004.

3 For Federated Total Return Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ended November 30, 2002.

4 For Federated Total Return Bond Fund Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ending November 30, 2003.

5 For Riggs Bond Fund Class R Shares, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

6 For Federated Total Return Bond Fund Institutional Service Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 2002.

7 For Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ending November 30, 2003.

8 For Riggs Bond Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

9 For Riggs Bond Fund Class R Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE
This Example is intended to help you compare the cost of investing in Riggs Bond Fund Class R Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                    1 Year    3 Years    5 Years      10 Years
Riggs Bond Fund Class R Shares
Expenses assuming redemption        $ 410     $ 849      $ 1,314      $ 2,400
Expenses assuming no redemption     $ 210     $ 649      $ 1,114      $ 2,400
Federated Total Return Bond Fund
Institutional Service Shares
Expenses assuming redemption        $ 110     $ 343      $ 595        $ 1,317
Expenses assuming no redemption     $ 110     $ 343      $ 595        $ 1,317
Federated Total Return Bond Fund
Institutional Service Shares Pro
Forma Combined
Expenses assuming redemption        $ 110     $ 343      $ 595        $ 1,317
Expenses assuming no redemption     $ 110     $ 343      $ 595        $ 1,317

FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BON D FUND
------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Short Term Tax Free Bond Fund, Federated Short-Term Municipal Trust Institutional Service Shares and Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined.



                                                                          Federated
                                                                          Short-Term
                                               Riggs Short Federated      Municipal
                                               Term Tax    Short-Term     Trust-
                                               Free Bond   Municipal      Institutional
                                               Fund        Trust-         Service
                                               Class R     Institutional  Shares Pro
Shareholder Fees                               Shares      Service Shares Forma
                                                                          combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on        None         None           None
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or      2.00%        None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other               None         None           None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount     None         None           None
redeemed, if applicable)
Exchange Fee                                  None         None           None

Annual Fund Operating Expenses (Before
Voluntary Waivers) 1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                                0.75%2       0.40%3         0.40%4
Distribution (12b-1)  Fee                     0.25%5       0.25%6         0.25%7
Shareholder Services Fee                      0.25%8       0.25%          0.25%
Other Expenses                                0.45%        0.19%          0.19%
Total Annual Fund Operating Expenses          1.70%        1.09%          1.09%
Total Contractual Waivers of Fund Expenses    0.00%        0.12%          0.12%
Total Annual Fund Operating Expenses          1.70%        0.97%          0.97%
(after contractual waiver)





1 With respect to Riggs Short Term Tax
Free Bond Fund, although not contractually
obligated to do so, the adviser,
distributor and shareholder services
provider expect to voluntarily waive
certain amounts. These are shown below
along with the net expenses the Fund
expects to pay for the fiscal year ending
April 30, 2004.  With respect to Federated
Short-Term Municipal Trust Institutional
Service Shares, although not contractually
obligated to do so, the distributor
voluntarily waived certain amounts.  These
are shown below along with the net
expenses the Fund actually paid for the
fiscal year ended June 30, 2002. With
respect to Federated Short-Term Municipal
Trust Institutional Service Shares Pro
Forma Combined, although not contractually
obligated to do so, the distributor
expects to voluntarily waive certain
amounts.  These are shown below along with
the net expenses the Fund expects to pay
for the fiscal year ending June 30, 2003.
Total Waivers of Fund Expenses                0.72%        0.25%          0.25%
Total Actual Annual Fund Operating            0.98%9       0.72%          0.72%
Expenses (after voluntary waivers)



     2 For Riggs Short Term Tax Free Bond Fund, the advisor voluntarily waived a portion of the management fee. The advisor can terminate this voluntary waiver at anytime. The management fee paid by the Fund (after the voluntary waiver) was 0.43% for the fiscal year ended April 30, 2004.

     3 For Federated Short-Term Municipal Trust Institutional Service Shares, pursuant to the investment advisory contract, the advisor waived a portion of the management fee. The management fee paid for by the Fund (after the contractual waiver) was 0.28% for the fiscal year ended June 30, 2002. Shareholders must approve any changes to the contractual waiver.

     4 For Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, pursuant to the investment advisory contract, the advisor contractually waived a portion of the management fee. The management fee paid by the Fund (after the contractual waiver) was 0.28% for the fiscal year ended June 30, 2003. Shareholders must approve any changes to the contractual waiver.

     5 For Riggs Short Term Tax Free Bond Fund Class R Shares, the distribution (12b-1) has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

     6 For Federated Short-Term Municipal Trust Institutional Service Shares, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.00% for the fiscal year ended June 30, 2002.

     7 For Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined (after the voluntary waiver) was 0.00% for the fiscal year ending June 30, 2003.

     8 For Riggs Short Term Tax Free Bond Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fees paid by the Fund's Class R Shares (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

     9 For Riggs Short Term Tax Free Bond Fund, total fund annual operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs Short Term Tax Free Bond Fund, the Federated Short-Term Municipal Trust
Institutional  Service  Shares,  and the Federated  Short-Term  Municipal  Trust
Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                             1 Year   3 Years  5 Years 10 Years
Riggs Short Term Tax Free Bond Fund
Expenses assuming redemption                 $ 373    $ 736    $ 1,123  $ 2,009
Expenses assuming no redemption              $ 173    $ 536    $ 923    $ 2,009
Federated Short-Term Municipal
Trust-Institutional Shares
Expenses assuming redemption                 $ 99     $ 309    $ 536    $ 1,190
Expenses assuming no redemption              $ 99     $ 309    $ 536    $ 1,190
Federated Short-Term Municipal Trust
-Institutional Shares Pro Forma Combined
Expenses assuming redemption                 $ 99     $ 309    $ 536    $ 1,190
Expenses assuming no redemption              $ 99     $ 309    $ 536    $ 1,190


------------------------------------------------------------------------------



FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of Riggs Intermediate Tax Free Bond Fund, Federated Intermediate Municipal Trust and Federated Intermediate Municipal Trust Pro Forma Combined.



                                                  Riggs        Federated     Federated
                                                                             Intermediate
                                                  Intermediate Intermediate  Municipal
                                                  Tax          Municipal     Trust Pro
                                                  Free         Trust         Forma
                                                  Bond                       Combined
Shareholder Fees                                  Fund

Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on            None        None           None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or          2.00%       None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                   None        None           None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount         None        None           None
redeemed, if applicable)
Exchange Fee                                      None        None           None

Annual Fund Operating Expenses (Before
Waivers)1
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee                                    0.75%2      0.40%3         0.40%4
Distribution (12b-1)  Fee                         0.25%5      None           None
Shareholder Services Fee                          0.25%6      0.25%7         0.25%8
Other Expenses                                    0.51%       0.18%          0.18%
Total Annual Fund Operating Expenses              1.76%9      0.83%          0.83%





1 With respect to Riggs Intermediate Tax Free
Bond Fund, although not contractually
obligated to do so, the adviser, distributor
and shareholder services provider expect to
voluntarily waive certain amounts.  These are
shown below along with the net expenses the
Fund expects to pay for the fiscal year
ending April 30, 2004.  With respect to
Federated Intermediate Municipal Trust,
although not contractually obligated to do
so, the adviser and shareholder services
provider voluntarily waived certain amounts.
These are shown below along with the net
expenses the Fund actually paid for the
fiscal year ended May 31, 2003.  With respect
to Federated Intermediate Municipal Trust Pro
Forma Combined, although not contractually
obligated to do so, the adviser and
shareholder services provider expect to
voluntarily waive certain amounts.  These are
shown below along with the net expenses the
Fund expects to pay for the fiscal year
ending May 31, 2004.
Total Waivers of Fund Expenses                    0.78%       0.23%          0.23%
Total Actual Annual Fund Operating Expenses       0.98%       0.60%          0.60%
(after waivers)....................................................



     2 For Riggs Intermediate Tax Free Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.37% for the fiscal year ending April 30, 2004.

     3 For Federated Intermediate Municipal Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended May 31, 2003.

     4 For Federated Intermediate Municipal Trust Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this a voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ending May 31, 2004.

     5 For Riggs Intermediate Tax Free Bond Fund, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

     6 For Riggs Intermediate Tax Free Bond Fund, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

     7 For Federated Intermediate Municipal Trust, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.06% for the fiscal year ended May 31, 2003.

     8 For Federated Intermediate Municipal Trust Pro Forma Combined, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.06% for the fiscal year ending May 31, 2004.

     9 With respect to Riggs Intermediate Tax Free Bond Fund, Total Annual Fund Operating Expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs Intermediate Tax Free Bond Fund, Federated Intermediate Municipal Trust and Federated Intermediate Municipal Trust Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                            1 Year   3 Years  5 Years  10 Years
Riggs Intermediate Tax Free Bond Fund
Expenses assuming redemption                 $ 379    $ 754    $ 1,154  $ 2,073
Expenses assuming no redemption              $ 179    $ 554    $ 954    $ 2,073
Federated Intermediate Municipal Trust
Expenses assuming redemption                 $ 85     $ 265    $ 460    $ 1,025
Expenses assuming no redemption              $ 85     $ 265    $ 460    $ 1,025
Federated Intermediate Municipal Trust Pro
Forma Combined
Expenses assuming redemption                 $ 85     $ 265    $ 460    $ 1,025
Expenses assuming no redemption              $ 85     $ 265    $ 460    $ 1,025

------------------------------------------------------------------------------



AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Riggs Prime Money Market Fund Class R Shares, Riggs Prime Money Market Fund Class Y Shares, Automated Cash Management Trust Institutional Service Shares and Automated Cash Management Trust Institutional Service Shares Pro Forma Combined.

                                   Riggs        Riggs                     Automated
                                   Prime        Prime       Automated     Cash
                                   Money        Money       Cash          Management
                                   Market       Market      Management    Trust
                                   Fund         Fund        Trust         Institutional
                                   Class R      Class Y     Institutional Service
Shareholder Fees                   Shares       Shares      Service       Shares
                                                            Shares        Pro Forma
                                                                          Combined


Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)        None         None           None         None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of         None         None           None         None
original purchase price or
redemption proceeds, as
applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends    None         None           None         None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage    None         None           None         None
of amount redeemed, if
applicable)
Exchange Fee                       None         None           None         None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                     0.50%2       0.50%2         0.50%3       0.50%4
Distribution (12b-1)  Fee          0.50%5       None           None         None
Shareholder Services Fee           0.25%6       0.25%7         0.25%8       0.25%9
Other Expenses                     0.25%        0.25%          0.15%        0.15%
Total Annual Fund Operating        1.50%10      1.00%10        0.90%        0.90%
Expenses






1  With respect to Riggs Prime
Money Market Fund Class R
Shares and Riggs Prime Money
Market Fund Class Y Shares,
although not contractually
obligated to do so, the
adviser, distributor and
shareholder services provider
expects to voluntarily waive
certain amounts.  These are
shown below along with the net
expenses the Fund expects to
pay for the fiscal year ending
April 30, 2004.  With respect
to Automated Cash Management
Trust Institutional Service
Shares, although not
contractually obligated to do
so, the adviser and shareholder
services provider waived
certain amounts.  These are
shown below along with the net
expenses the Fund actually paid
for the fiscal year ended July
31, 2002.  With respect to
Automated Cash Management Trust
Institutional Service Shares
Pro Forma Combined, although
not contractually obligated to
do so, the adviser and
shareholder services provider
expect to voluntarily waive
certain amounts.  These are
shown below along with the net
expenses the Fund expects to
pay for the fiscal year ending
July 31, 2003.
Total Waivers of Fund Expenses     0.42%        0.27%          0.26%        0.26%
Total Actual Annual Fund           1.08%        0.73%          0.64%        0.64%
Operating Expenses (after
waivers)....................................................



     2 For Riggs Prime Money Market Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.48% for the fiscal year ending April 30, 2004.

     3 For Automated Cash Management Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ended July 31, 2002.

     4 For Automated Cash Management Trust Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ending July 31, 2003.

     5 For Riggs Prime Money Market Fund Class R Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.25% for the fiscal year ending April 30, 2004.

     6 For Riggs Prime Money Market Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

     7 For Riggs Prime Money Market Fund Class Y Shares, the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

     8 For Automated Cash Management Trust Institutional Service Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2002.

     9 For Automated Cash Management Trust Institutional Services Shares Pro Forma Combined, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the voluntary waiver was 0.24% for the fiscal year ending July 31, 2003.

     10 For Riggs Prime Money Market Fund Class R Shares and Riggs Prime Money Market Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

     This Example is intended to help you compare the cost of investing in Riggs Prime Money Market Fund Class R Shares, Riggs Prime Money Market Fund Class Y Shares, Automated Cash Management Trust Institutional Service Shares and Automated Cash Management Trust Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                             1 Year     3 Years  5 Years  10 Years
Riggs Prime Money Market Fund Class R Shares $ 153      $ 474    $ 818    $ 1,791
Riggs Prime Money Market Fund Class Y Shares $ 102      $ 318    $ 552    $ 1,225
Automated  Cash Management Trust             $ 92       $ 287    $ 498    $ 1,108
Institutional Service Shares
Automated Cash Management Trust              $ 92       $ 287    $ 498    $ 1,108
Institutional Service Shares Pro Forma
Combined


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs U.S. Treasury Money Market Fund Class R Shares, Riggs U.S. Treasury Money Market Fund Class Y Shares, Automated Government Money Trust and Automated Government Money Trust Pro Forma Combined.


                                         Riggs       Riggs
                                         U.S.        U.S.                     Automated
                                         Treasury    Treasury    Automated    Government
                                         Money       Money       Government   Money Trust
                                                     Market      Money        Pro Forma
                                         Market      Fund        Trust        Combined
Shareholder Fees                         Fund        Class Y
                                         Class       Shares
                                         R
                                         Shares

Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed      None        None           None         None
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original             None        None           None         None
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other       None        None           None         None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of       None        None           None         None
amount redeemed, if applicable)
Exchange Fee                             None        None           None         None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                           0.50%2      0.50%2         0.50%3       0.50%4
Distribution (12b-1)  Fee                0.50%5      None           None         None
Shareholder Services Fee                 0.25%6      0.25%7         0.25%8       0.25%9
Other Expenses                           0.38%       0.38%          0.11%10      0.11%11
Total Annual Fund Operating Expenses     1.63%12     1.13%12        0.86%        0.86%






1 With respect to Riggs U.S.
Treasury Money Market Fund Class R
Shares and Riggs U.S. Treasury Money
Market Fund Class Y Shares, although
not contractually obligated to do
so, the adviser, distributor and
shareholder services provider expect
to voluntarily waive certain
amounts.  These are shown below
along with the net expenses the Fund
expects to pay for the fiscal year
ending April 30, 2004.  With respect
to Automated Government Money Trust,
although not contractually obligated
to do so, the adviser, shareholder
services provider and transfer and
dividend-disbursing agent waived
certain amounts.  These are shown
below along with the net expenses
the Fund actually paid for the
fiscal year ended July 31, 2002.
With respect to Automated Government
Money Trust Pro Forma Combined,
although not contractually obligated
to do so, the adviser, shareholder
services provider and transfer and
dividend disbursing agent expect to
voluntarily waive certain amounts.
These are shown below along with the
net expenses the Fund expects to pay
for the fiscal year ending July 31,
2003.
Total Waivers of Fund Expenses           0.72%       0.34%          0.27%        0.27%
Total Actual Annual Fund Operating       0.91%       0.79%          0.59%        0.59%
Expenses (after waivers)



     2 For Riggs U.S. Treasury Money Market Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.41% for the fiscal year ending April 30, 2004.

     3 For Automated Government Money Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ended July 31, 2002.

     4 For Automated Government Money Trust Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ending July 31, 2003.

     5 For Riggs U.S. Treasury Money Market Fund Class R Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.02% for the fiscal year ending April 30, 2004.

     6 For Riggs U.S. Treasury Money Market Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

     7 For Riggs U.S. Treasury Money Market Fund Class Y Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

     8 For Automated Government Money Trust, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2002.

     9 For Automated Government Money Trust Pro Forma Combined, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2003.

     10 For Automated Government Money Trust, the transfer and dividend-disbursing agent voluntarily waived certain operating expenses of the Fund. This voluntarily waiver can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver) were 0.10% for the fiscal year ended July 31, 2002.

     11 For Automated Government Money Trust Pro Forma Combined, the transfer and dividend disbursing agent have voluntarily waive certain operating expenses of the Fund. This voluntarily waiver can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver) were 0.10% for the fiscal year ended July 31, 2003.

     12 For Riggs U.S. Treasury Money Market Fund Class R Shares and Riggs U.S. Treasury Money Market Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs U.S. Treasury Money Market Fund Class R Shares, Riggs U.S. Treasury Money Market Fund Class Y Shares, Automated Government Money Trust and Automated Government Money Trust Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                             1 Year     3 Years  5 Years  10 Years
Riggs U.S. Treasury Money Market Fund Class  $ 166      $ 514    $ 887    $ 1,933
R Shares
Riggs U.S. Treasury Money Market Fund Class  $ 115      $ 359    $ 622    $ 1,375
Y Shares
Automated Government Money Trust             $ 88       $ 274    $ 477    $ 1,061
Automated Government Money Trust Pro Forma   $ 88       $ 274    $ 477    $ 1,061
Combined


------------------------------------------------------------------------------

Comparison of Potential Risks and Rewards; Performance Information
.......
.......The bar charts and tables below compare the potential risks and rewards of investing in each Federated Fund and Riggs Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. The tables show how each Fund's average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. Attached as Exhibit B to this Prospectus/Proxy Statement are a Management's Discussion of Fund Performance and a line graph for the most recent fiscal year of each Riggs Fund and each Federated Fund (with the exception of money market funds).


FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

federated capital appreciation fund-class a shares

Risk/Return Bar Chart and Table
Federated Capital Appreciation Fund-Class A Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED CAPITAL APPRECIATION FUND-CLASS A SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Capital Appreciation Fund's Class A Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 50.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 11.31%, (0.30)%, 37.17%, 18.39%, 30.62%, 20.07%,
43.39%, (3.76)%, (6.19)% and (18.76)%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 9.14%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 27.57% (quarter ended December 31, 1999). Its lowest quarterly return was (17.40)% (quarter ended September 30, 2002).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depends on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P
500), a broad-based market index and the Lipper Multi Cap Core Funds Average (LMCCFA), an average of funds with similar objectives. Index and average returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2002)
                                 1 Year       5 Years        10 Years
-------------------------------------------------------------------------
Class A
Shares:
-------------------------------------------------------------------------
---------------------------------
  Return Before Taxes            (23.22)%     3.60%          10.88%
-------------------------------------------------------------------------
---------------------------------
  Return After Taxes on          (23.36)%     2.77%          9.31%
Distributions1
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  Return After Taxes on Distributions
 and Sale of Fund Shares1        (14.25)%     2.89%          8.68%
-------------------------------------------------------------------------
S&P 500                          (22.10)%     (0.59)%        9.34%
-------------------------------------------------------------------------
LMCCFA                           (23.96)%     (1.46)%        7.39%
-------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B, Class C and Class F Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.








riggs stock fund-class r shares

Risk/Return Bar Chart and Table
Riggs Stock Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS STOCK FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Stock Fund's Class R Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 10.00% up to 50.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 18.51%, 3.44%, 37.59%, 19.90%, 27.82%, 16.50%,
(0.47)%, (5.21)%, (15.85)% and (24.74)%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.


The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 12.60%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 22.00% (quarter ended December 31, 1998). Its lowest quarterly return was (17.49)% (quarter ended September 30, 2001).



Average Annual Total Return
Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                1 Year         5 Years       10 Years
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return Before Taxes             (26.25)%       (7.21)%       6.05%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on           (26.25)%       (9.28)%       3.13%
Distributions1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares1        (16.12)%       (4.98)%       4.92%
-------------------------------------------------------------------------------
S&P 500                         (22.10)%       (0.59)%       9.34%
-------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.








RIGGS STOCK FUND-CLASS Y SHARES

Risk/Return Bar Chart and Table
Riggs Stock Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.



[GRAPHIC ILLUSTRATION-RIGGS STOCK FUND-CLASS Y SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Stock Fund's Class Y Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 5.00% up to 0.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 2000 through 2002. The percentages noted are (4.78)%, (15.57)% and (24.43)%, respectively.


The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.
The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 12.74%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 9.76% (quarter ended December 31, 2001). Its lowest quarterly return was (17.37)% (quarter ended September 30, 2001).



Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                     1 Year            Start of Performance1
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Return Before Taxes                  (24.43)%          (14.31)%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Return After Taxes on Distributions2 (24.43)%          (15.73)%
                                                       -----------------------
------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2             (15.00)%          (10.59)%
------------------------------------------------------------------------------
-------------------------------------
S&P 500                              (22.10)%          (13.41)%
------------------------------------------------------------------------------

1 The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.



FEDERATED KAUFMANN FUND - RIGGS sMALL cOMPANY STOCK FUND

FEDERATED KAUFMANN FUND

Risk/Return Bar Chart and Table
Federated Kaufmann Fund - Class A Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED KAUFMANN FUND-CLASS A SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Kaufmann Fund's Class A Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 40.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 17.86%, 8.68%, 36.51%, 20.58%, 12.75%, 0.43%,
25.66%, 10.55%, 7.78% and (21.41)%, respectively.


The Fund is the successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund's Class A Shares had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund.

The total returns shown in the bar chart for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 21.16%.

Within the periods shown in the chart, the Fund's Class A Shares highest quarterly return was 35.47% (quarter ended December 31, 1999). Its lowest quarterly return was (18.76)% (quarter ended September 30, 1998).

     Average Annual Total Return Table The Average Annual Total Return for the Fund's Class A Shares are reduced to reflect applicable sales charges. Returns Before Taxes is shown. In addition, Return After Taxes is shown for Class A
Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.






(For the periods ended December 31, 2002)

                                      1 Year        5 Years        10 Years
----------------------------------------------------------------------------
----------------------------------------------------
Class A Shares1 :
----------------------------------------------------------------------------
----------------------------------------------------
Return Before Taxes                   (25.73)%      2.23%          10.21%
----------------------------------------------------------------------------
----------------------------------------------------
Return After Taxes on Distributions 2 (25.73)%      (0.94)%        8.20%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares 2            (15.80)%      1.60%          8.51%
----------------------------------------------------------------------------
RMGI                                  (27.41)%      (1.82)%        6.71%
----------------------------------------------------------------------------
LMCGI                                 (28.47)%      (1.49)%        6.41%
----------------------------------------------------------------------------

1 The Fund's Class A Shares total return for the period prior to April 23, 2001 are those of Kaufmann Fund, but have been adjusted to reflect the sales charges applicable to the Fund's Class A Shares.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401 (k) plans.


riggs small company stock fund-class r shares

Risk/Return Bar Chart and Table
Riggs Small Company Stock Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SMALL COMPANY STOCK FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Small Company Stock Fund's Class R Shares as of the calendar year-end for each of seven years.
The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 50.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 21.92%, 38.90%, (10.44)%, (0.24)%, 1.27%, 13.12%
and (14.27)%, respectively.


The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 18.86%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 24.61% (quarter ended December 31, 2001). Its lowest quarterly return was (29.19)% (quarter ended September 30, 1998).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Index (RUS2), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.
(For the periods ended December 31, 2002)

                                   1 Year      5 Years       Start of
                                                             Performance1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return Before Taxes                (15.96)%    (2.86)%       8.15%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on              (16.26)%    (4.93)%       5.42%
Distributions2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares2           (9.51)%     (3.09)%       5.61%
-------------------------------------------------------------------------------
RUS2                               (20.48)%    (1.36)%       6.86%
-------------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was February 27, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs small company stock fund-class y shares

Risk/Return Bar Chart and Table
Riggs Small Company Stock Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SMALL COMPANY STOCK FUND-CLASS Y SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Small Company Stock Fund's Class Y Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 5.00% up to 30.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 1.67%, 13.80% and (14.05)%, respectively.


The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 19.01%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 24.69% (quarter ended December 31, 2001). Its lowest quarterly return was (19.26)% (quarter ended September 30, 2001).


Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Index (RUS2), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                   1 Year            Start of Performance1
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Class Y Shares
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Return Before Taxes                (14.05)%          1.86%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Return After Taxes on              (14.35)%          (0.18)%
Distributions2
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares2           (8.34)%           0.59%
-------------------------------------------------------------------------
RUS2                               (20.48)%          (5.06)%
-------------------------------------------------------------------------

1 The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.








FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

Federated total return government bond fund-institutional service shares

Risk/Return Bar Chart and Table
Federated Total Return Government Bond Fund-Institutional Service Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Total Return Government Bond Fund's Institutional Service Shares as of the calendar year-end for each of seven years.
The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2.00% up to 16.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 1.54%, 9.29%, 10.74%, (4.16)%, 13.16%, 7.07% and
11.94%, respectively.


The Fund's Institutional Service Shares are sold without a sales charge
(load).  The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the three-month period from January 1, 2003 to June 30, 2003 was 3.67%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 7.37% (quarter ended September 30, 1998). Its lowest quarterly return was (2.93)% (quarter ended March 31, 1996).


Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Government Bond Index (LBGB), an index composed of U.S. government and government agency bonds. Total returns for the index shown do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.





(For the periods ended December 31, 2002)
                                                                   Start of
Fund                                         1 Year     5 Years    Performance1
-----------------------------------------------------------------------------
                                  -------------------------------------------
Return Before Taxes                          11.94%     7.56%      7.26%
-----------------------------------------------------------------------------
----------------------------------
Return After Taxes on                        9.89%      5.32%      4.98%
Distributions2
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Return After Taxes on Distributions and      7.26%      4.94%      4.69%
Sale of Fund Shares2
-----------------------------------------------------------------------------
LBGB                                         11.50%     7.77%      7.76%
-----------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was October 19, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs u.s. government securities fund-class r shares

Risk/Return Bar Chart and Table
Riggs U.S. Government Securities Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS R SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Government Securities Fund's Class R Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-10.00%" and increasing in increments of 5.00% up to 35.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 11.06%, (4.39)%, 17.28%, 1.81%, 8.74%, 8.88%,
(2.20)%, 11.80%, 5.51% and 9.94%, respectively.


The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.55%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 6.49% (quarter ended June 30, 1995). Its lowest quarterly return was (3.03)% (quarter ended March 31, 1994).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM), a broad based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.
(For the periods ended December 31, 2002)

                                1 Year        5 Years         10 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Class R Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return Before Taxes             7.94%         6.36%           6.65%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return After Taxes on           5.93%         4.21%           4.15%
Distributions1
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares1        4.81%         4.01%           4.05%
---------------------------------------------------------------------------
MLTAM                           11.30%        7.73%           7.54%
---------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs u.s. government securities fund-class y shares

Risk/Return Bar Chart and Table
Riggs U. S. Government Securities Fund-Class Y Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS Y SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Government Securities Fund's Class Y Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 3.00% up to 15.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 12.08%, 5.78% and 10.21%, respectively.


The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.
The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.68%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 5.01% (quarter ended September 30, 2002). Its lowest quarterly return was (0.62)% (quarter ended March 31, 2002).

Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM), a broad based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                        1 Year           Start of Performance1
----------------------------------------------------------------------------
---------------------------------------------------------
Class Y Shares
---------------------------------------------------------
----------------------------------------------------------------------------
Return Before Taxes                     10.21%           9.13%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions2    8.10%            6.91%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                6.21%            6.23%
----------------------------------------------------------------------------
                                                         -------------------
MLTAM                                   11.30%           10.39%
----------------------------------------------------------------------------

1 The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.








FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

federated total return bond fund-institutional service shares

Risk/Return Bar Chart and Table
Federated Total Return Bond Fund-Institutional Service
Shares
The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Total Return Bond Fund's Institutional Service Shares as of the calendar year-end for each of six years.
The `y' axis reflects the "% Total Return" beginning with "-2.00%" and increasing in increments of 2.00% up to 12.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features six distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1997 through 2002. The percentages noted are 10.25%, 8.91%, (1.15)%, 10.94%, 7.77% and 8.80%, respectively.


The Fund's Institutional Service Shares are sold without a sales charge
(load). The total returns in the bar chart above are based upon net asset value.

The Fund's Institutional Service Shares total return for the six months period from January 1, 2003 to June 30, 2003 was 4.11%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 4.47% (quarter ended September 30, 1998). Its lowest quarterly return was (0.95%) (quarter ended June 30,
1999).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Total Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31,
2002)
                                                               Start of
                                        1 Year       5 Years   Performance1
----------------------------------------------------------------------------
Institutional Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return Before Taxes                     8.80%        6.97%     7.70%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions2    6.43%        4.45%     5.12%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                5.33%        4.31%     4.89%
                                        ------------------------------------
----------------------------------------------------------------------------
LBAB                                    10.25%       7.55%     8.08%
----------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was October 1, 1996.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred program, such as IRA or 401(k) plans.








riggs bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Bond Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


[GRAPHIC ILLUSTRATION-RIGGS BOND FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Bond Fund's Class R Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 2.00% up to 14.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 11.58%, 5.85% and 9.89%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 3.24%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 4.86% (quarter ended September 30, 2002). Its lowest quarterly return was (0.78)% (quarter ended December 31, 2001).


Average Annual Total Return
Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Government Credit (Total) Index (LBGCT), a broad-based market index.
Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.







(For the periods ended December 31, 2002)
                                       1 Year  Start of Performance1
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class R Shares:
----------------------------------------------------------------------------
                                       -------------------------------------
Return Before Taxes                    7.89%   8.30%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions2   5.76%   6.06%
----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2               4.78%   5.54%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
LBGCT                                  11.04%  10.12%
----------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was December 20,
1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

federated short-term municipal trust-institutional service shares

Risk/Return Bar Chart and Table
Federated Short-Term Municipal Trust-Institutional Service Shares

The performance information shown below will help you analyze the Fund's Institutional Service Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.
[GRAPHIC ILLUSTRATION-FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Short-Term Municipal Trust's Institutional Service Shares as of the calendar year-end for each of nine years.
The `y' axis reflects the "% Total Return" beginning with "-1.00%" and increasing in increments of 1.00% up to 9.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features nine distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1994 through 2002. The percentages noted are (0.13)%, 7.82%, 3.75%, 4.23%, 4.58%, 1.23%, 4.84%,
5.24% and 4.86%, respectively.


The Fund's Institutional Service Shares are sold without a sales charge
(load). The total returns shown in the bar chart above are based upon net asset value.
The Fund's Institutional Service Shares total return for the six month period from January 1, 2003 to June 30, 2003 was 1.69%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 3.02% (quarter ended March 31, 1995). Its lowest quarterly return was (0.65)% ( quarter ended March 31, 1994).

Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 1-Year Municipal Index (LB1MI) and Lehman Brothers 3-Year Municipal Index (LB3MI), broad based market indexes. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.





(For the periods ended December 31, 2002)
                                                                Start of
                                     1 Year      5 Year         Performance1
-------------------------------------------------------------------------------
Fund
------------------------------       ------------------------------------------
-------------------------------------                           ---------------
Return Before Taxes                  4.86%       4.14%          4.01%
-------------------------------------            ------------------------------
                                     ------------------------------------------
Return After Taxes on Distributions  4.86%       4.14%          4.01%
2
-------------------------------------------------------------------------------
                                                 ------------------------------
Return after Taxes on Distributions and Sale of
Fund Shares 2                        4.21%       4.08%          3.99%
-------------------------------------------------------------------------------
                 --------------------
LB1MI                                3.81%       4.52%          4.44%
-------------------------------------------------------------------------------
-------------------------------------            ------------------------------
LB3MI                                6.72%       5.33%          5.09%
-------------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was September 1, 1993.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.
These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs short term tax free bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Short Term Tax Free Bond Fund-Class R Shares
(formerly Riggs Intermediate Tax Free
Bond Fund)

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SHORT TERM TAX FREE BOND FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Short Term Tax Free Bond Fund's Class R Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 6.89%, 4.71% and 7.33%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 1.08%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 3.56% (quarter ended September 30, 2002). Its lowest quarterly return was (0.18)% (quarter ended December 31, 2001).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 3 Year Municipal Bond Index (LB3MB) and the Lehman Brothers 5 Year Municipal Bond Index (LB5MB), both broad-bases market indexes. The Fund has elected as its benchmark from the LB5MB to the LB3MB. The LB3MB is more representative of the securities typically held by the Fund. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                  1 Year          Start of Performance1
---------------------------------------------------------------------------
--------------------------------------------------------------------------
Class R Shares:
--------------------------------------------------------------------------
                                  ----------------------------------------
Return Before Taxes               5.33%           5.73%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Return After Taxes on             5.09%           5.64%
Distributions2
--------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2          4.95%           5.41%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
LB3MB                             6.72%           6.39%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
LB5MB                             9.27%           7.53%
--------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was December 20,
1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

federated intermediate municipal trust

Risk/Return Bar Chart and Table
Federated Intermediate Municipal Trust

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis.
The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED INTERMEDIATE MUNICIPAL TRUST]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Intermediate Municipal Trust as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2.00% up to 14.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 9.72%, (3.79)%, 11.56%, 3.98%, 6.85%, 5.24%,
(2.57)%, 8.86%, 4.17% and 8.03%, respectively.

The Fund's shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.97%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 4.55% (quarter ended March 31, 1995). Its lowest quarterly return was (3.85)% (quarter ended March 31, 1994).


Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after -tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO), a broad-based market index, and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA). The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to AMT. The LIMDFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category. Index and average returns do not reflect taxes, sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2002)
                                               1 Year     5 Years    10 Years
-----------------------------------------------------------------------------

----------------------------------
-----------------------------------------------------------------------------
Returns Before Taxes                           8.03%      4.68%      5.10%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Returns After Taxes on Distributions1          8.03%      4.68%      5.10%
-----------------------------------------------------------------------------
                                  -------------------------------------------
Returns after Taxes on
Distributions
 and Sale of Fund Shares1                      6.70%      4.67%      5.07%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LB7GO                                          9.99%      5.99%      6.36%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LIMDFA                                         8.53%      5.09%      5.73%
-----------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs intermediate tax free bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Intermediate Tax Free Bond Fund-Class R Shares
(formerly, Riggs Long Term Tax Free Bond Fund)

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS INTERMEDIATE TAX FREE BOND FUND-CLASS R SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Intermediate Tax Free Bond Fund's Class R Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 2.00% up to 12.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 9.64%, 3.89% and 9.92%, respectively.


The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 3.29%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 5.57% (quarter ended September 30, 2002). Its lowest quarterly return was (0.62)% (quarter ended December 31, 2001).

Average Annual Total Return
Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.






(For the periods ended December 31, 2002)

                                  1 Year       Start of Performance1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class R Shares:
-----------------------------------------------------------------------------
                                  -------------------------------------------
Return Before Taxes               7.92%        7.10%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Return After Taxes on             7.58%        6.87%
Distributions2
-----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2          6.63%        6.54%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LB10MB                            10.17%       8.21%
-----------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was December 20,
1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

automated cash management trust-institutional service shares

Risk/Return Bar Chart and Table
Automated Cash Management Trust -Institutional Service Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-AUTOMATED CASH MANAGEMENT TRUST-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Automated Cash Management Trust's Institutional Service Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.79%,. 3.91%, 5.61%, 5.04%, 5.18%, 5.13%, 4.77%,
6.02%, 3.83% and 1.36%, respectively.

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

     The Fund's  Institutional  Service  Shares are sold  without a sales charge
(load). The total returns displayed above are based upon NAV.

     The Fund's Institutional Service Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.39%.

     Within the periods shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 1.55% (quarter ended December 31, 2000). Its lowest quarterly return was 0.28% (quarter ended December 31, 2002).









Average Annual Total Return Table
The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar periods ending December 31, 2002.


--------------------------------------------
Calendar Period        Fund
--------------------------------------------
--------------------------------------------
1 Year                 1.36%
--------------------------------------------
--------------------------------------------
5 Years                4.21%
--------------------------------------------
--------------------------------------------
10 Years               4.36%
--------------------------------------------

     The Fund's Institutional Service Shares 7-Day Net Yield as of December 31, 2002 was 0.93%.

     Investors may call the Fund at 1-800-341-7400 to acquire the current 7-Day Net Yield.

     Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

riggs prime money market fund-class r shares

Risk/Return Bar Chart and Table
Riggs Prime Money Market Fund-Class R Shares

[GRAPHIC ILLUSTRATION-RIGGS PRIME MONEY MARKET FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Prime Money Market Fund's Class R Shares as of the calendar year-end for each of seven years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 4.58%, 4.83%, 4.73%, 4.26%, 5.42%, 3.18% and 0.82%,
respectively.


Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-end basis.

The Fund's Class R Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.38%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 1.43% (quarter ended December 31, 2000). Its lowest quarterly return was 0.15% (quarter ended December 31, 2002).










Average Annual Total Return Table
The following table represents the Fund's Class R Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period             Class R Shares
----------------------------------------------
1 Year                      0.82%
----------------------------------------------
----------------------------------------------
5 Years                     3.67%
----------------------------------------------
----------------------------------------------
Start of Performance1       3.93%
----------------------------------------------

1 The Fund's Class R Shares start of performance dates was December 12,
1995.

The Fund's Class R Shares 7-Day Net Yield as of December 31, 2002 was
0.37%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.


Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



riggs prime money market fund-class y shares

Risk/Return Bar Chart and Table
Riggs Prime Money Market Fund-Class Y Shares

[GRAPHIC ILLUSTRATION-RIGGS PRIME MONEY MARKET FUND-CLASS Y SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Prime Money Market Fund's Class Y Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 3.12%, 4.01%, 5.68%, 5.10%, 5.22%, 4.99%, 4.61%, 5.79%,
3.54% and 1.17%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-end basis.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.56%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 1.52% (quarter ended December 31, 2000). Its lowest quarterly return was 0.24% (quarter ended December 31, 2002).

Average Annual Total Return Table
The following table represents the Fund's Class Y Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period           Class Y Shares
----------------------------------------------------
1 Year                    1.17%
----------------------------------------------------
----------------------------------------------------
5 Year                    4.01%
----------------------------------------------------
----------------------------------------------------
10 Years                  4.31%
----------------------------------------------------

The Fund's Class Y Shares 7-Day Net Yield as of December 31, 2002 was 0.72%.

     You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield. Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND

automated government money trust

Risk/Return Bar Chart and Table
Automated Government Money Trust
The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-AUTOMATED GOVERNMENT MONEY TRUST]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Automated Government Money Trust as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.70%, 3.70%, 5.50%, 4.93%, 5.07%, 4.96%, 4.49%, 5.75%, 3.48% and
1.34%, respectively.

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.


The Fund's Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.37%

Within the periods shown in the chart, the Fund's highest quarterly return was 1.50% (quarter ended December 31, 2000). Its lowest quarterly return was 0.26% (quarter ended December 31, 2002).


Average Annual Total Return Table
The following table represents the Fund's Shares Average Annual Total Return for the calendar periods ending December 31, 2002.


-------------------------------------------------
Calendar Period        Fund
-------------------------------------------------
-------------------------------------------------
1 Year                 1.34%
-------------------------------------------------
-------------------------------------------------
5 Years                3.99%
-------------------------------------------------
-------------------------------------------------
10 Years               4.18%
-------------------------------------------------

The Fund's 7-Day Net Yield as of December 31, 2002 was 0.80%.
You may call the Fund at 1-800-341-7400 to acquire the current
7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Riggs u.s. treasury money market fund-class r shares

Risk/Return Bar Chart and Table
Riggs U.S. Treasury Money Market Fund-Class R Shares

[GRAPHIC ILLUSTRATION-RIGGS U.S. TREASURY MONEY MARKET FUND-CLASS R SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Treasury Money Market Fund's Class R Shares as of the calendar year-end for each of four years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features four distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2002. The percentages noted are 3.89%, 5.19%, 2.99% and 0.65%, respectively.


Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-end basis.


The Fund's Class R Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.15%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 1.36% (quarter ended December 31, 2000). Its lowest quarterly return was 0.12% (quarter ended December 31, 2002).


Average Annual Total Return Table
The following table represents the Fund's Class R Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period         Class R Shares
--------------------------------------------------------------
1 Year                  0.65%
--------------------------------------------------------------
Start of Performance1   3.29%
--------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was July 7, 1998.

The Fund's Class R Shares 7-Day Net Yield as of December 31, 2002 was 0.44%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



riggs u.s. treasury money market fund-class y shares

Risk/Return Bar Chart and Table
Riggs U.S. Treasury Money Market Fund-Class Y Shares

[GRAPHIC ILLUSTRATION-RIGGS U.S. TREASURY MONEY MARKET FUND-CLASS Y SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Treasury Money Market Fund's Class Y Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.60%, 3.55%, 5.40%, 4.85%, 5.00%, 4.75%, 4.24%, 5.56%,
3.35% and 0.97%, respectively.


Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-end basis.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value. The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.21%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 1.45% (quarter ended December 31, 2000). Its lowest quarterly return was 0.18% (quarter ended December 31, 2002).

Average Annual Total Return Table
The following table represents the Fund's Class Y Shares Average Annual Total

(For the calendar periods ended December 31, 2002)

Calendar Period       Class Y Shares
---------------------------------------------
1 Year                0.97%
---------------------------------------------
5 Years               3.76%
---------------------------------------------
10 Years              4.02%
---------------------------------------------

The Fund's Class Y Shares 7-Day Net Yield as of December 31, 2002 was 0.54%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Investment Advisers
        The Board of Trustees governs the Riggs Funds. The Board selects and oversees the adviser, Riggs Investment Advisors Inc. ("RIA"), a subsidiary of Riggs National Corporation, who manages the Funds' assets, including buying and selling portfolio securities. RIA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The address of RIA is 800 17th Street, N.W., Washington, D.C. 20006.

        The Adviser or its affiliates have advised the Riggs Funds since September 1991, and as of April 30, 2003, provide investment advice for assets of over $1.9 billion. RIA has a varied client base of approximately 200 other relationships including corporate pension plans, foundations, endowments, and associations.

        A Board of Trustees or a Board of Directors governs each Federated Fund. This Board selects and oversees the adviser, Federated Investment Management Company ("FIMC"), a subsidiary of Federated Investors, Inc. ("Federated"), who manages the Fund's assets, including buying and selling portfolio securities. FIMC is registered as an investment adviser under the Advisers Act. The address of FIMC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

        FIMC and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.


Portfolio Managers

Federated Capital Appreciation Fund

David P. Gilmore has been the Fund's Portfolio Manager since September 2000. He is Vice President of Federated Equity Funds. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of the Fund's Adviser in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. Mr. Gilmore is a Chartered Financial Analyst and attended the University of Virginia, where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University.

Linda A. Duessel has been the Fund's Portfolio Manager since November 2001. Ms. Duessel joined Federated in 1991and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Federated Kaufmann Fund

Lawrence Auriana has been the Fund's portfolio manager since April 2001. He is Co-Head of Investment Area. Mr. Auriana was the portfolio manager of the Fund's predecessor, the Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to the Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965.

Hans P. Utsch has been the Fund's portfolio manager since April 2001. He is Co-Head of Investment Area. Mr. Utsch was the portfolio manager of the Fund's predecessor, the Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp., the adviser to the Kaufmann Fund. Mr. Utsch has been engaged in the securities business since 1962.

Federated Total Return Government Bond Fund

Susan M. Nason has been the Fund's Portfolio Manager since its inception. She is Vice President of the Trust. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of FIMC from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of FIMC since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Federated Total Return Bond Fund

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of Federated Total Return Series, Inc. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of FIMC since 1998. He was a Portfolio Manager and a Vice President of FIMC from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of FIMC from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano has been the Fund's Portfolio Manager since inception. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of FIMC. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Donald T. Ellenberger has been the Fund's Portfolio Manager since November 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of FIMC since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Christopher J. Smith has been the Fund's Portfolio Manager since June 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of FIMC since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Federated Short-Term Municipal Trust

Jeff A. Kozemchak has been the Fund's Portfolio Manager since June 1996. He is Vice President of the Fund. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of FIMC since 1999. He was a Portfolio Manager until 1996 and a Vice President of FIMC from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mary Jo Ochson has been the Fund's Portfolio Manager since January 1997. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of FIMC. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Federated Intermediate Municipal Trust

J. Scott Albrecht has been the Fund's Portfolio Manager since July 1995. He is Vice President of Intermediate Municipal Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of FIMC since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mary Jo Ochson has been the Fund's Portfolio Manager since July 1997. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of FIMC. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


Advisory and Other Fees
        The annual investment advisory fee for each Federated Fund and each Riggs Fund, as a percentage of the each Federated Fund's and each Riggs Fund's daily net assets, is as follows:

-------------------------------------------------------------------------------
FEDERATED FUNDS              ADVISORY   RIGGS FUNDS                 ADVISORY
                             FEES                                   FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Capital            0.75%      Riggs Stock Fund            0.75%
Appreciation Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Kaufmann Fund      1.425%     Riggs Small Company Stock   0.80%
                                        Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Total Return       0.50%      Riggs U.S. Government       0.75%
Government Bond Fund                    Securities Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Total Return Bond  0.40%      Riggs Bond Fund             0.75%
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Short-Term         0.40%      Riggs Short Term Tax Free   0.75%
Municipal Trust                         Bond Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Intermediate       0.40%      Riggs Intermediate Tax      0.75%
Municipal Trust                         Free Bond Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Automated Cash Management    0.50%      Riggs Prime Money Market    0.50%
Trust                                   Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Automated Government Money   0.50%      Riggs U.S. Treasury Money   0.50%
Trust                                   Market Fund
-------------------------------------------------------------------------------

Both the investment adviser to the Federated Funds, FIMC, and the investment adviser to the Riggs Funds, RIA, may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the respective Fund advised by FIMC or RIA. These voluntary waivers or reimbursements may be terminated by FIMC and RIA, respectively, at any time in each adviser's discretion.

        Federated Services Company ("FServ"), an affiliate of FIMC, provides certain administrative personnel and services necessary to operate the Federated Funds. FServ provides these services at an annual rate based upon the average daily net assets advised by FIMC and its affiliates. The rate charged ranges from 0.150% to 0.075%. FServ's minimum annual administrative fee with respect to Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust is $125,000 per portfolio plus $30,000 for each additional class of shares; and the minimum fee for Federated Intermediate Municipal Trust and Automated Government Money Trust is $125,000 per portfolio. FServ may choose to voluntarily waive a portion of its fee. FServ and Riggs Bank, N.A., an affiliate of RIA, serve as co-administrators to the Riggs Funds and provide certain administrative personnel and services necessary to operate the Riggs Funds. The co-administrators provide these services at an annual rate based upon the average aggregate net assets of the Riggs Funds. For FServ, the rate charged is based on a scale that ranges from 0.125% to 0.075% of the average daily net assets. In addition, FServ receives additional compensation from the Riggs Funds for serving as Riggs Funds' transfer agent. For Riggs Bank, N.A., the rate charged for co-administrative services is 0.02% of the average daily net assets of the Riggs Funds. There is no minimum fee chargeable to each Riggs Fund. FServ and Riggs Bank, N.A. may each voluntarily choose to waive a portion of its fee.


Administrative Fee Expenses
------------------------------------------------------------------------------
Fund (Fiscal Year End)         Amount/         Fund (Fiscal Year End)  Amount/
                               Percentage of                           Percentage
                               Average Daily                           of Average
                               Net Assets                              Daily Net
                                                                       Assets
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Capital              $1,189,539/     Riggs Stock Fund        $60,192/
Appreciation Fund (October     0.075%          (April 30, 2003)        0.16%
31, 2002)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Kaufmann Fund        $2,736,022/     Riggs Small Company     $52,635/
(October 31, 2002)             0.075%          Stock Fund (April 30,   0.16%
                                               2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Total Return         $155,000/       Riggs U.S. Government   $120,097/
Government Bond Fund           0.10%           Securities Fund (April  0.16%
(February 28, 2003)                            30, 2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Total Return Bond    $497,702/       Riggs Bond Fund(April   $41,952/
Fund (November 30, 2002)       0.075%          30, 2003)               0.16%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Short-Term           $163,792/       Riggs Short Term Tax    $84,679/
Municipal Trust (June 30,      0.075%          Free Bond Fund (April   0.16%
2002)                                          30, 2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Intermediate         $125,000/       Riggs Intermediate Tax  $71,058/
Municipal Trust (May 31,       0.076%          Free Bond Fund (April   0.16%
2002)                                          30, 2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Automated Cash Management      $3,321,590/     Riggs Prime Money       $372,180/
Trust (July 31, 2002)          0.075%          Market Fund (April 30,  0.16%
                                               2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Automated Government Money     $1,269,366/     Riggs U.S. Treasury     $144,244/
Trust (July 31, 2002)          0.075%          Money Market Fund       0.16%
                                               (April 30, 2003)
------------------------------------------------------------------------------------


        Each Federated Fund and each Riggs Fund has entered into a Shareholder Services Agreement under which it may make payments up to 0.25% of the average daily net asset value of its Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreements provide that Federated Shareholder Services Company ("FSSC"), an affiliate of FIMC, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers.

        Federated Securities Corp. ("FSC"), an affiliate of FIMC, is the principal distributor for Shares of both the Federated Funds and Riggs Funds. Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust; and Class R Shares of the Riggs Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which each such Fund may pay a fee to the distributor in an amount computed at an annual rate of 0.25% (0.50% for Class R Shares of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund) of the average daily net assets of the Fund to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust; and Class R Shares of the Riggs Funds do not anticipate making or accruing payments under the Distribution Plan in the immediate future. Federated Intermediate Municipal Trust, Automated Cash Management Trust, Automated Government Money Trust; and Class Y Shares of the Riggs Funds do not have a Rule 12b-1 Plan in effect and, accordingly, do not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales Shares of the Funds pursuant to a plan of distribution adopted pursuant to Rule 12b-1.

        FSC and FSSC, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by FIMC or its affiliates.

        The total annual operating expenses for Class A Shares of Federated Capital Appreciation Fund were 1.23% of average daily net assets (after waivers) for the fiscal year ended October 31, 2002. Without such waivers, the expense ratio of Class A Shares of Federated Capital Appreciation Fund would have been 1.48%, or higher by 0.25%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Stock Fund were 1.68% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Stock Fund would have been 1.68%, or higher by 0.00%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Stock Fund were 1.43% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Stock Fund would have been 1.43%, or higher by 0.00% of average daily net assets.

        The total annual operating expenses for Class A Shares of Federated Kaufmann Fund were 1.95% of average daily net assets (after waivers) for the fiscal year ended October 31, 2002. Without such waivers, the expense ratio of Class A Shares of Federated Kaufmann Fund would have been 2.125%, or higher by 0.175%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Small Company Stock Fund were 1.70% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Small Company Stock Fund would have been 1.70%, or higher by 0.00%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Small Company Stock Fund were 1.45% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Small Company Stock Fund would have been 1.45%, or higher by 0.00%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Federated Total Return Government Bond Fund were 0.60% of average daily net assets (after waivers) for the fiscal year ended February 28, 2003. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Total Return Government Bond Fund would have been 1.27%, or higher by 0.67%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs U.S. Government Securities Fund were 0.96% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs U.S. Government Securities Fund would have been 1.51%, or higher by 0.55%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs U.S. Government Securities Fund were 0.71% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs U.S. Government Securities Fund would have been 1.26%, or higher by 0.55%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Federated Total Return Bond Fund were 0.65% of average daily net assets (after waivers) for the fiscal year ended November 30, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Total Return Bond Fund would have been 1.08%, or higher by 0.43%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Bond Fund would have been 1.62%, or higher by 0.68%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Federated Short-Term Municipal Trust were 0.72% of average daily net assets (after waivers) for the fiscal year ended June 30, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Short-Term Municipal Trust would have been 0.97%, or higher by 0.25%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Short Term Tax Free Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Short Term Tax Free Bond Fund would have been 1.52%, or higher by 0.58%, of average daily net assets.


        The total annual operating expenses for the Institutional Shares of Federated Intermediate Municipal Trust were 0.60% of average daily net assets (after waivers) for the fiscal year ended May 31, 2003. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Intermediate Municipal Trust would have been 0.83%, or higher by 0.23%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Intermediate Tax Free Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Intermediate Tax Free Bond Fund would have been 1.54%, or higher by 0.60%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Automated Cash Management Trust were 0.64% of average daily net assets (after waivers) for the fiscal year ended July 31, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Automated Cash Management Trust would have been 0.90%, or higher by 0.26%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Prime Money Market Fund were 1.07% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Prime Money Market Fund would have been 1.47%, or higher by 0.40%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Prime Money Market Fund were 0.72% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Prime Money Market Fund would have been 0.97%, or higher by 0.25%, of average daily net assets.

        The total annual operating expenses for Automated Government Money Trust were 0.59% of average daily net assets (after waivers) for the fiscal year ended July 31, 2002. Without such waivers, the expense ratio of Automated Government Money Trust would have been 0.86%, or higher by 0.27%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs U.S. Treasury Money Market Fund were 1.01% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs U.S. Treasury Money Market Fund would have been 1.49%, or higher by 0.48%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs U.S. Treasury Money Market Fund were 0.76% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs U.S. Treasury Money Market Fund would have been 1.01%, or higher by 0.25%, of average daily net assets.

Purchases, Redemptions and Exchange Procedures; Dividends and Distributions

        The transfer agent and dividend disbursing agent for the Funds is the same, FSSC. Procedures for the purchase, exchange, and redemption of the Federated Funds' Shares are substantially identical to the procedures applicable to the purchase, exchange, and redemption of the Riggs Funds' Shares. Reference is made to the Prospectuses of the Federated Funds and the Prospectuses of the Riggs Funds for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the Federated Funds' and Riggs Funds' Shares, respectively, each of which is incorporated by reference thereto. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to the Federated Funds' Shares and Riggs Funds' Shares.

Purchases

        The maximum front-end sales charge with respect to purchases of shares of each Federated Fund is as follows: Federated Capital Appreciation Fund (Class A Shares) and Federated Kaufmann Fund (Class A Shares), 5.50%; Federated Total Return Government Bond Fund (Institutional Service Shares), Federated Total Return Bond Fund (Institutional Service Shares), Federated Short-Term Municipal Trust (Institutional Service Shares), Federated Intermediate Municipal Trust (Shares), Automated Cash Management Trust (Institutional Service Shares) and Automated Government Money Trust (Shares), none. Shareholders of Riggs Funds will not be charged front-end sales charges in connection with the Reorganization.


        The Federated Funds are subject to the following investment minimums:
Federated Capital Appreciation Fund (Class A Shares), initial investment $1,500 ($250 for retirement plans), subsequent investment $100 ($100 for retirement plans and $50 for systematic investment plans); Federated Kaufmann Fund (Class A Shares), initial investment $1,500 ($250 for retirement plans), subsequent investment $100 ($100 for retirement plans and $50 for systematic investment plans); Federated Total Return Government Bond Fund (Institutional Service Shares), Federated Total Return Bond Fund (Institutional Service Shares), Federated Short-Term Municipal Trust (Institutional Service Shares), Federated Intermediate Municipal Trust (Shares), Automated Cash Management Trust (Institutional Service Shares) and Automated Government Money Trust (Shares), initial investment $25,000, subsequent investment, none. Initial investment minimums of the Federated Funds will be waived for the purposes of the Reorganization. Purchases of shares of Federated Funds may be made through an investment professional, directly from the Fund or through an exchange from another Federated mutual fund. Purchases through investment professionals may be subject to higher or lower minimum investment requirements

        Class R Shares and Class Y Shares of each Riggs Fund are sold at net asset value, without any front-end load. Class R Shares, however, are subject to a 2.00% contingent deferred sales load ("CDSC") if redeemed within five years of purchase, as described under the subheading "Redemptions" below. Class R Shares of each Riggs Fund are subject to the following investment minimums: initial investment outside of Automated Investment Programs $1,000 ($500 for Individual Retirement Accounts); subsequent investment $100 ($50 for Individual Retirement Accounts). Within Automatic Investments Programs, the minimum investment requirements would be specified in the Riggs Bank, N.A. or RSI Service Agreement. Class Y Shares of each Riggs Fund are subject to the following investment minimums: initial investment $100,000; subsequent investment $100. Purchases of Class R Shares of Riggs Funds may be made through RSI, Riggs Bank, N.A., a Riggs-affiliated broker/dealer or through an exchange from another Riggs Fund. Purchases of Class Y Shares of Riggs Funds may be made through RSI or Riggs Bank, N.A. Riggs Funds reserve the right to reject any purchase request.

        Purchase orders for Federated Funds and Riggs Funds are effected at the offering price next calculated after receipt of the order. The net asset value per share for Federated Kaufmann Fund, Federated Capital Appreciation Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Riggs Stock Fund, Riggs, Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund and Riggs Intermediate Tax Free Bond Fund is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on each day on which the NYSE is open for business. The net asset value per share for Automated Cash Management Trust and Automated Government Money Trust is calculated as of 5:00 p.m. (Eastern time) each day the NYSE is open. The net asset value per share for Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund is calculated as of 12:00 noon and 4:00 p.m. (Eastern time) each day the NYSE is open.

      The Federated Capital Appreciation Fund and Federated Kaufmann Fund also provide the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an automated clearing house (ACH) member and through a Retirement Account. Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Federated Intermediate Municipal Trust also provide the following purchase option: through a depository institution that is an ACH member. Automated Cash Management Trust also provides the following purchase options: by Automatic Investments; Invest-By-Phone; Direct Deposit; by a Systematic Investment Program established with the Fund; and through a depository institution that is an ACH member. Automated Government Money Trust also provides the following purchase options: by Automatic Investments; and through a depository institution that is an ACH member. Class R Shares of the Riggs Funds also provide the following purchase options: through Automatic Investing Programs offered through Riggs Bank; by a Systematic Investment Program established with the Fund; through a depository institution that is an ACH member; and through Retirement Investments. Class Y Shares of the Riggs Funds also provide the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an ACH member; and through Retirement Investments. With respect to future purchases of Class A Shares of any Federated Fund, current holders of Class Y Shares of Riggs Funds, as well as current holders of Class R Shares of Riggs Funds who purchased their shares directly from the Fund, will not be subject to front-end sales charges. Current holders of Class R Shares who purchased through a broker-dealer, however, may be subject to a front-end sales charge on future purchases of Class A Shares of any Federated Fund.

Exchanges

        Class A Shares of Federated Capital Appreciation Fund and Class A Shares of Federated Kaufmann Fund may be exchanged at net asset value for Class A Shares of other funds for which FIMC (or its affiliates) serves as adviser. Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund may be exchanged through an investment professional if you purchased shares through an investment professional or directly from the Fund if you purchased shares directly from the Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes. Class R Shares of the Riggs Funds may be exchanged at net asset value for Class R Shares of Riggs Funds (with the exception of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, unless the Riggs Prime Money Market Fund's or Riggs U.S. Treasury Money Market Fund's Shares were acquired in exchange for Class R of a Fund which is not a Money Market Fund). Class R Shares may be exchanged through an investment professional if you purchased shares through an investment professional, directly from the Fund if you purchased shares directly from the Fund, or through RSI. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes. Class R Shares of the Riggs Funds may be exchanged through RSI for Class R Shares of another Riggs Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes.

Redemptions

        Redemptions of Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund; Institutional Service Shares of Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust; and Shares of Federated Intermediate Municipal Trust and Automated Government Money Trust may be made through an investment professional, by telephone or by mailing a written request. Shares are redeemed at their net asset value next determined after the redemption request is received in proper form on each day on which the Fund computes its net asset value less, in the case of Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund, a CDSC of 0.75% of the redemption amount with respect to Class A Shares redeemed up to 24 months after purchase under certain investment programs where (i) the amount of the purchase was $1 million or greater and thus not subject to a front-end sales charge; and (ii) an investment professional received an advance payment on the transaction. Class A Shares received by Riggs Fund shareholders in the Reorganizations will not be subject to this CDSC, but the CDSC may apply on future purchases of Class A Shares depending upon the nature of the arrangement under which such shares are purchased. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. Federated Funds offer the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

        Redemptions of Class R Shares or Class Y Shares of the Riggs Funds may be made through Riggs Bank for its trust customers or through RSI by telephone or by mailing a written request. Class R Shares of the Riggs Funds are redeemed at the net asset value next determined after the redemption request is received in proper form on each day that the Funds compute their net asset value, less in the case of Class R Shares (except Class R Shares of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, unless the Riggs Prime Money Market Fund's or Riggs U.S. Treasury Money Market Fund's Shares were acquired in exchange for Class R Shares of a Fund which is not a Money Market Fund) a CDSC applicable to shares redeemed within five years of purchase equal to 2.00% on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. Riggs Funds offers the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


Dividends and Other Distributions

        With respect to Federated Capital Appreciation Fund and Federated Kaufmann Fund, dividends are declared and paid annually. With respect to Riggs Stock Fund and Riggs Small Company Stock Fund, dividends are declared and paid quarterly, and capital gain distributions, if any, at least annually. With respect to the Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust, Automated Government Money Trust, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dividends are declared daily and paid monthly. With respect to all Federated Funds and all Riggs Funds, capital gains distributions, if any, are paid at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.


INFORMATION ABOUT THE REORGANIZATIONS

Description of the Plans of Reorganization

The following summary is qualified in its entirety by reference to the form of Plan found in Exhibit A. Each Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about September 26, 2003. The Plans provide that all of the assets of each Riggs Fund will be transferred to the corresponding Federated Fund at 4:00 p.m. Eastern time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, each Federated Fund will simultaneously issue a number of full and fractional Federated Fund Shares to the corresponding Riggs Fund equal in value to the aggregate net asset value of the corresponding Riggs Fund calculated at the time of the Reorganization.

      Following the transfer of assets in exchange for the respective Federated Fund Shares, each corresponding Riggs Fund will distribute all the Federated Fund Shares pro rata to its shareholders of record in complete liquidation. Shareholders of each Riggs Fund owning shares at the time of the Reorganization will receive a number of the corresponding Federated Fund Shares with the same aggregate value as the shareholder had in the Riggs Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of each Riggs Fund's shareholder on the share records of the corresponding Federated Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional Federated Fund Shares due to the shareholder of the corresponding Riggs Fund. The Riggs Funds will then be terminated. The Federated Funds do not issue share certificates to shareholders. Federated Fund Shares to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by Riggs Funds' shareholders.

      The Plans contain customary representations, warranties and conditions. Each Plan provides that the consummation of the Reorganization with respect to the Riggs Fund and the corresponding Federated Fund is conditioned upon, among other things: (i) approval of the Reorganization by the applicable Riggs Fund's shareholders; and (ii) the receipt by the Riggs Fund and the Federated Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Riggs Fund and its shareholders, and the Federated Fund. Any Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the Board of Trustees of the Riggs Funds, Federated Equity Funds, Federated Total Return Government Bond Fund, Federated Short-Term Municipal Trust, Intermediate Municipal Trust or Money Market Obligations Trust, and the Board of Directors of Federated Total Return Series, Inc., as the case may be, determines that the Reorganization is not in the best interest of the shareholders of the Riggs Fund or the corresponding Federated Fund, respectively.



      Costs of Reorganization. The expenses of each Reorganization will be paid by FIMC and/or RIA. Reorganization expenses include, without limitation:
(a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Federated Fund incurring such fee. Any brokerage charges associated with the disposition by a Federated Fund, after the Reorganization, of securities acquired by it from a Riggs Fund, will be borne by the Federated Fund.

Description of Federated Fund Shares and Capitalization

      Federated Fund Shares to be issued to shareholders of the Riggs Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of each Federated Fund provided herewith for additional information about Federated Fund Shares.

      The following tables show the capitalization of each Federated Fund and the corresponding Riggs Fund as of July 15, 2003, and on a pro forma basis as of that date to:


FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND
-----------------------------------------------------------------------------------------
                   Riggs Stock       Riggs Stock      Federated         Federated
                   Fund-Class R      Fund-Class Y     Capital           Capital
                   Shares            Shares           Appreciation      Appreciation
                                                      Fund-Class A      Fund-Class A
                                                      Shares            Shares Pro
                                                                        Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $14,596,246       $5,380,483       $1,946,803,407    $1,966,780,136
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $6.73             $6.80            $21.58            $21.58
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 2,167,463         791,370          90,195,114        91,139,024
-----------------------------------------------------------------------------------------


FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

-----------------------------------------------------------------------------------------
                   Riggs Small       Riggs Small      Federated         Federated
                   Company Stock     Company Stock    Kaufmann          Kaufmann
                   Fund-Class R      Fund-Class Y     Fund-Class A      Fund-Class A
                   Shares            Shares           Shares            Shares Pro
                                                                        Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $12,948,174       $14,885,675      $808,636,673      836,470,522
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $12.53            $12.71           $4.41             $4.41
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,033,567         1,171,505        183,206,752       189,675,855
-----------------------------------------------------------------------------------------


FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

-----------------------------------------------------------------------------------------
                   Riggs U.S.      Riggs U.S.     Federated Total    Federated Total
                   Government      Government     Return Government  Return Government
                   Securities      Securities     Bond               Bond
                   Fund-Class R    Fund-Class Y   Fund-Institutional Fund-Institutional
                   Shares          Shares         Service Shares     Service Shares Pro
                                                                     Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $15,542,163     $17,402,863    $46,546,655        $79,491,681
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.36          $10.36         $11.12             $11.12
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,500,782       1,679,004      4,184,689          7,148,532
-----------------------------------------------------------------------------------------


FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Bond         Federated Total Return   Federated Total Return
                   Fund-Class R       Bond Fund-Institutional  Bond Fund-Institutional
                   Shares             Service Shares           Service Shares Pro Forma
                                                               Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $17,634,868        $412,099,932             $429,734,800
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.98             $10.83                   $10.83
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,606,405          38,050,050               39,680,037
-----------------------------------------------------------------------------------------


FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Short Term   Federated Short-Term     Federated Short-Term
                   Tax Free Bond      Municipal                Municipal
                   Fund-Class R       Trust-Institutional      Trust-Institutional
                   Shares             Service Shares           Service Shares Pro Forma
                                                               Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $42,159,837        $24,128,938              $66,288,775
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.46             $10.45                   $10.45
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 4,030,262          2,310,094                6,343,423
-----------------------------------------------------------------------------------------


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Intermediate    Federated             Federated Capital
                   Tax Free Bond         Intermediate          Appreciation Fund-Shares
                   Fund-Class R Shares   Municipal Trust-      Pro Forma Combined
                                         Shares
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $35,427,461           $156,850,946          $192,278,407
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.75                $10.66                $10.66
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 3,296,928             14,712,219            18,037,374
-----------------------------------------------------------------------------------------


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

-----------------------------------------------------------------------------------------
                   Riggs Prime     Riggs Prime     Automated Cash   Automated Cash
                   Money Market    Money Market    Management       Management
                   Fund-Class R    Fund-Class Y    Trust-InstitutionTrust-Institutional
                   Shares          Shares          Service Shares   Service Shares Pro
                                                                    Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $34,465,993     $175,937,900    $1,833,879,326   $2,044,283,219
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $1.00           $1.00           $1.00            $1.00
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 34,416,085      175,973,669     1,833,885,820    2,044,275,574
-----------------------------------------------------------------------------------------


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MOENY MARKET FUND

-----------------------------------------------------------------------------------------
                   Riggs U.S.        Riggs U.S.       Automated        Automated
                   Treasury Money    Treasury Money   Government       Government Money
                   Market Fund       Market           Money            Trust-Shares Pro
                   Fund-Class R      Fund-Class Y     Trust-Shares     Forma Combined
                   Shares            Shares
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $25,946,424       $54,603,698      $1,106,845,626   $1,187,395,748
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $1.00             $1.00            $1.00            $1.00
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 25,947,324        54,604,426       1,106,774,083    1,187,325,833
-----------------------------------------------------------------------------------------


Federal Income Tax Consequences

      As a condition to each Reorganization, the Federated Fund and the corresponding Riggs Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a "reorganization" under section 368(a) (1) of the Code, and the Federated Fund and the corresponding Riggs Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by the Federated Fund upon its receipt of the corresponding Riggs Fund's assets solely in exchange for the Federated Fund Shares;

o no gain or loss will be recognized by the Riggs Fund upon transfer of its assets to the corresponding Federated Fund solely in exchange for the Federated Fund Shares or upon the distribution of the Federated Fund Shares to the Riggs Fund's shareholders in exchange for their Riggs Fund Shares;

o no gain or loss will be recognized by shareholders of the Riggs Fund upon exchange of their Riggs Fund Shares for the corresponding Federated Fund Shares;

o the tax basis of the assets of the Riggs Fund acquired by the Federated Fund will be the same as the tax basis of such assets to the Riggs Fund immediately prior to the Reorganization;

o the aggregate tax basis of the Federated Fund Shares received by each shareholder of the corresponding Riggs Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Riggs Fund held by such shareholder immediately prior to the Reorganization;

o the holding period of the Riggs Fund's assets in the hands of the corresponding Federated Fund will include the period during which those assets were held by the Riggs Fund; and

o the holding period of the Federated Fund Shares received by each shareholder of the corresponding Riggs Fund pursuant to the Plan will include the period during which the shares of the Riggs Fund exchanged therefor were held by such shareholder, provided the shares of the Riggs Fund were held as capital assets on the date of the Reorganization.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganizations on the Federated Funds, the Riggs Funds or the Riggs Funds' shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of the Riggs Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.

      Before the Reorganizations, each of the Riggs Funds expects to distribute ordinary income and realized capital gains, if any, to shareholders.

      As of April 30, 2003, the following Funds had unutilized capital loss carryovers. The final amount of unutilized capital loss carryovers for each fund is subject to change and will not be determined until the time of the reorganization.

            Riggs Stock Fund                          $4,157,884
            Federated Capital Appreciation Fund       $193,783,277

            Riggs Small Company Stock Fund                  $3,666,104
            Federated Kaufmann Fund                   $645,538,096

            Riggs Prime Money Market Fund             $39,908
            Automated Cash Management Trust           $0

As of April 30, 2003, the same Funds had the following tax basis appreciation or (depreciation)

            Riggs Stock Fund                          $2,273,916
            Federated Capital Appreciation Fund       ($14,475,448)

            Riggs Small Company Stock Fund                  $2,907,329
            Federated Kaufmann Fund                   $642,711,278

            Riggs Prime Money Market Fund             $0
            Automated Cash Management Trust           $0

      After and as a result of the Reorganizations, it is anticipated that the ability of the accounting survivors to use the Riggs Funds' capital loss carryovers and to deduct losses recognized on the sale of assets of the Riggs Funds to the extent that the losses were "built-in losses" as of the time of the reorganization, will be significantly limited under Section 382 of the code.

      The Reorganizations will not require any of the Riggs Funds to dispose of a material portion of their portfolio securities prior to the Reorganizations due to non-conformance of those securities with the investment objectives, policies or limitations of the corresponding Federated Fund, nor will the Reorganizations require any of the Federated Funds to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance their portfolios to comply with the prospectus limitations of the Riggs Funds.


Agreement Among Riggs Investment Advisors Inc., Riggs National Corporation and Federated Investors, Inc.

        Riggs Bank N.A. ("Riggs Bank"), RIA and Federated have entered into a definitive agreement (the "Fund Purchase Agreement") regarding the sale by RIA of certain of its assets to Federated, Riggs Bank's and RIA's cooperation in the reorganization of the Riggs Funds and related matters. Pursuant to the agreement, RIA will receive from Federated a lump sum payment on the closing date of the Reorganization based primarily upon the net assets of the Riggs Funds, as well as installment payments subsequent to that date. The installment payments will be based upon the amount of certain classes of assets maintained in certain Federated mutual funds by Riggs Fund shareholders following the Reorganization. Consummation of the agreement is conditioned upon, among other things, shareholders of the Riggs Funds approving the Reorganization.

        Also in connection with the Reorganization, it is expected that Riggs Bank or one of its subsidiaries will enter into an agreement with subsidiaries of Federated pursuant to which Riggs Bank or one of its subsidiaries would be entitled to receive servicing and/or account administration fees on shareholder accounts in certain Federated mutual funds for which Riggs Bank or one of its subsidiaries provides services. For more information with respect to applicable arrangements for the payment of servicing and/or account administration fees, see "Comparative Fee Tables" and "Advisory and Other Fees" herein.

Reasons for the ReorganizationS

      Pronounced declines in the asset levels of the Riggs Funds during the past few years have, in the opinion of RIA, caused the long-term viability of the Riggs Funds to become questionable. Accordingly, RIA has over the past several months actively pursued alternatives which would allow Riggs Funds shareholders to continue their original investment objectives through a tax-free combination of their Riggs Fund with a comparable portfolio of another fund group. After extensive discussions between representatives of RIA and FServ, RIA determined to recommend to the Board of Riggs Funds and the Federated Funds to consider and approve the Reorganizations as being in the best interest of Riggs Fund Shareholders.

      The Board of Trustees met on July 10, 2003 to receive information concerning the Riggs Funds, to review this information and to consider the terms of the proposed Reorganizations. After consultation with legal counsel, the Board of Trustees, including the trustees who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plans and recommended their approval by the shareholders of the Riggs Funds. In approving the Reorganizations, the Board of Trustees determined that participation in the Reorganizations is in the best interests of the Riggs Funds and that the interests of the shareholders of the Riggs Funds would not be diluted as a result of the Reorganizations. In approving the Plans, the Board of Trustees considered a number of factors, including the following:

-     the terms and conditions of the Plans;

-     the compatibility of the Funds' objectives, limitations, and policies;

-     performance history of the Riggs Funds and the Federated Funds;

- historic expenses ratios of the Riggs Funds and the Federated Funds on a comparative basis and projected pro forma estimated expense ratios for the Federated Funds;

-     possible economies of scale to be gained from the Reorganization;

- the fact that the Reorganization is expected to be free from federal taxes;

- the agreement by FIMC and/or RIA, or their respective affiliates, to bear the expenses of the Reorganizations incurred by the Riggs Funds; and

- the fact that Riggs Bank, RIA and Federated have entered into the Fund Purchase Agreement.

BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH RIGGS FUND APPROVE THE REORGANIZATION.

Comparative Information on Shareholder Rights and Obligations

        GENERAL. Both the Federated Funds and Riggs Funds are open-end, diversified series of management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. Each of Federated Funds and the Riggs Funds is a series of a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts, except that Federated Total Return Bond Fund is organized as a Maryland corporation pursuant to its Articles of Incorporation under the laws of the State of Maryland. Each of the Federated Funds and the Riggs Funds is governed by its respective Declaration of Trust/Articles of Incorporation, Bylaws and Board of Trustees/Directors, in addition to applicable state and federal law. The rights of shareholders of the Federated Funds and shareholders of the Riggs Funds as set forth in the applicable Declaration of Trust/Articles of Incorporation and Bylaws are substantially identical. Set forth below is a brief summary of the significant rights of shareholders of the Federated Funds and shareholders of the Riggs Funds.

        SHARES OF THE FEDERATED FUNDS AND THE RIGGS FUNDS. The Federated Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Federated Equity Funds has established four classes of shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund, known has Class A Shares, Class B Shares, Class C Shares and Class K Shares. The Board of Federated Short-Term Municipal Trust has established two classes of shares, known as Institutional Shares and Institutional Service Shares. The Board of Intermediate Municipal Trust has established one class of Shares of Federated Intermediate Municipal Trust. The Board of Federated Total Return Government Bond Fund has established two classes of shares, known as Institutional Shares and Institutional Service Shares. The Board of Federated Total Return Series, Inc. has established six classes of shares of Federated Total Return Bond Fund, known as Class A Shares, Class B Shares, Class C Shares, Class K Shares, Institutional Shares and Institutional Service Shares. The Board of Money Market Obligations Trust has established three classes of shares of Automated Cash Management Trust, known as Institutional Shares, Institutional Service Shares and Cash II Shares, and one class of Shares of Automated Government Money Trust. The Riggs Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Riggs Funds has established two classes of shares of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, known as Class R Shares and Class Y Shares. The Board of Riggs Funds has established one class of shares of Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund and Riggs Intermediate Tax Free Bond Fund, known as Class R Shares. Issued and outstanding shares of both of the Federated Funds and Riggs Funds are fully paid and non-assessable, and freely transferable.

        VOTING RIGHTS. Neither the Federated Funds nor Riggs Funds is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of trustees under certain circumstances. Each of the Federated Funds and the Riggs Funds requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the Federated Funds or the Riggs Funds, as the case may be, entitled to vote. Each share of each Federated Fund and each Riggs Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Federated Funds and the Riggs Funds have equal voting rights with other portfolios or classes within the business trust or corporation (referred to as the "Riggs Trust" or a "Federated Entity") of which they are a series, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

        TRUSTEES/DIRECTORS. The Declarations of Trust/Articles of Incorporation for the Federated Entities and the Declaration of Trust for the Riggs Trust each provide that the term of office of each Trustee/Director shall be for the lifetime of the applicable Federated Trust or the Riggs Trust, as the case may be, or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee/Director of either Federated Entity or the Riggs Funds may be removed by : (i) written instrument signed by at least two-thirds of the Trustees/Directors, (ii) a majority vote of the Trustees/Directors if the Trustee/Director has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees/Directors remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees/Directors whenever fewer than a majority of the Trustees/Directors then in office were elected by shareholders.

        LIABILITY OF TRUSTEES/DIRECTORS AND OFFICERS. Under the Declarations of Trust/Articles of Incorporation for the Federated Entities and the Declaration of Trust for the Riggs Trust, a Trustee/Director or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws for the Federated Entities and the Bylaws for the Riggs Trust each further provide that Trustees and officers will be indemnified by the applicable Federated Entity or the Riggs Funds, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

        SHAREHOLDER LIABILITY. Under certain circumstances, shareholders of any of the Federated Funds may be held personally liable as partners under Massachusetts law or Maryland law, as applicable, for obligations of the applicable Federated Entity on behalf of the applicable Federated Fund. To protect its shareholders, each Federated Fund has filed legal documents with the Commonwealth of Massachusetts or State of Maryland, as applicable, that expressly disclaim the liability of its shareholders for such acts or obligations of the applicable Federated Entity. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the applicable Federated Entity or its Trustees/Directors enter into or sign.

        In the unlikely event a shareholder is held personally liable for a Federated Entity's obligations on behalf of a Federated Fund, the Federated Entity is required to use its property to protect or compensate the shareholder. On request, such Federated Entity will defend any claim made and pay any judgment against a shareholder for any act or obligation on behalf of such Federated Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if such Federated Entity itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of such Federated Fund.

        Shareholders of the Riggs Funds have the same potential liability under Massachusetts law.

        TERMINATION. In the event of the termination of any Federated Entity or any portfolio or class of such Federated Entity or of the termination of the Riggs Trust or any portfolio or class of the Riggs Trust, the shareholders of the respective portfolio or class are entitled to receive, when and as declared by its Trustees/Directors, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them.

INFORMATION ABOUT THE FEDERATED FUNDS AND RIGGS FUNDS

FEDERATED FUNDS
      Each Federated Trust, on behalf of the applicable Federated Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements, and other information filed by such Federated Trust, on behalf of such Federated Fund, can be obtained by calling or writing such Federated Trust and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange Commission in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549 and at certain of its regional offices located at Room 1204, Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL 60604 and 233 Broadway, New York, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

      This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by each Federated Trust, on behalf of the applicable Federated Fund, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the applicable Federated Trust, the applicable Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the Securities and Exchange Commission.


Riggs Funds
      Each Riggs Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, the proxy and information statements, and other information filed by the Riggs Funds can be obtained by calling or writing the Riggs Funds and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange at the addresses listed in the previous section, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).




ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

      Proxies are being solicited by the Board of the Riggs Funds, on behalf of its portfolios, the Riggs Funds. The proxies will be voted at the special meeting of shareholders of the Riggs Funds to be held on September 24, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FIMC and/or RIA. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of FIMC, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. FIMC and/or RIA may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


      The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 25, 2003 to shareholders of record at the close of business on August 14, 2003 (the "Record Date").


      Annual and semi-annual reports of Federated Capital Appreciation Fund, which includes audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the period ended April 30, 2003, respectively; annual and semi-annual reports of Federated Kaufmann Fund, which includes audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the period ended April 30, 2003, respectively; annual report of Federated Total Return Government Bond Fund, which includes audited financial statements for the fiscal year ended February 28, 2003; annual and semi-annual reports of Federated Total Return Bond Fund, which includes audited financial statements for the fiscal year ended November 30, 2002 and unaudited financial statements for the period ended May 31, 2003, respectively; annual and semi-annual reports of Federated Short-Term Municipal Trust, which includes audited financial statements for the fiscal year ended June 30, 2002 and unaudited financial statements for the period ended December 31, 2002, respectively; the annual report of Federated Intermediate Municipal Trust, which includes the audited financial statements for the fiscal year ended May 31, 2003 ; annual and semi-annual reports of Automated Cash Management Trust, which includes the audited financial statements for the fiscal year ended July 31, 2002 and the unaudited financial statements for the period ended January 31, 2003, respectively; annual and semi-annual reports of Automated Government Money Trust, which includes audited financial statements for the fiscal year ended July 31, 2002 and unaudited financial statements for the period ended January 31, 2003; and the annual report of Riggs Funds, which includes audited financial statements for the fiscal year ended April 30, 2003, were previously mailed to shareholders. The Federated Funds or Riggs Funds, as the case may be, will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the Federated Funds and the Riggs Funds. Requests for annual reports or semi-annual reports for the Federated Funds and the Riggs Funds may be made by writing to the Federated Funds' or the Riggs Funds' principal executive offices or by calling the Federated Funds or the Riggs Funds. The principal executive offices of both the Federated Funds and Riggs Funds are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Federated Funds' toll-free telephone number is 1-800-341-7400, and the Riggs Funds' toll-free telephone number is 1-800-934-3883.


Proxies, Quorum and Voting at the Special Meeting

        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Funds is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect each Reorganization.

                  Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Riggs Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

            Each Riggs Fund will vote separately on the approval of each Plan. In order to hold the Special Meeting with respect to a Riggs Fund, a "quorum" of shareholders of that Fund must be present. Holders of greater than fifty percent (50%) of the total number of outstanding shares of the applicable Riggs Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal relating to that Fund.

            Shareholder approval with respect to a Riggs Fund requires the affirmative vote of more than 50% of the outstanding shares of each of such Riggs Fund. In the event that shareholders of one Riggs Fund do not approve the Plan, Reorganizations will proceed with respect to the Riggs Funds that have approved the Plan, subject to the other conditions contained in the Plan having been met.

            For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

            If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.
The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Proxy Statement and Prospectus prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds

Officers and Trustees of Riggs Funds own less than 1% of the Riggs Stock Fund's outstanding Shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Stock Fund:

Carn & Co., Washington, DC, owned approximately 560,440 shares (26.14%); EAMCO-Riggs Funds, Washington, DC, owned approximately 364,210 shares (16.99%): Riggs Bank NA Custodian for the IRA of William P. McClure, Washington, DC, owned approximately 119,195 shares (5.56%); and FISERV Securities Inc., Philadelphia, PA, owned approximately 107,981 shares (5.04%).


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Stock Fund:

EAMCO-Riggs Bank, Washington, DC, owned approximately 731,679 shares
(100.00%).


Officers and Trustees of the Federated Equity Funds own less than 1% of Federated Capital Appreciation Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Capital Appreciation Fund:

Edward Jones & Co., for the sole benefit of its customers, Maryland Heights, MO, owned approximately 11,226,709 shares (12.19%); and MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 5,153,039 shares (5.60%)

Officers and Trustees of the Riggs Funds own less than 1% of Riggs Small Company Stock Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Small Company Stock Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 624,971 shares (60.60%); Carn & Co., Washington, DC, owned approximately 228,377 shares (22.14%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Small Company Stock Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 1,091,340 shares
(99.36%).

Officers and Trustees of the Federated Equity Funds own less than 1% of Federated Kaufmann Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Kaufmann Fund:

Edward Jones & Co., for the sole benefit of its customers, Maryland Heights, MO, owned approximately 26,647,126 shares (13.83%); and Bank of New York, FBO Coopers & Lybrand Retirement Trust, New York, NY, owned approximately 14,666,746 shares (7.61%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs U.S. Government Securities Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs U.S. Government Securities Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 719,213 shares (48.07%); and Carn & Co., Washington, DC, owned approximately 266,106 shares (17.78%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs U.S. Government Securities Fund:

 EAMCO-Riggs Funds, Washington, DC, owned approximately 1,399,347 shares
(98.00%).

Officers and Trustees of Federated Total Return Government Bond Fund own less than 1% of the Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Total Return Government Bond Fund:

Milards & Co., Oaks, PA, owned approximately 516,454 shares (12.29%); Investors Bank & Trust Company, FBO Retirement Plans, Purchase, NY, owned approximately 379,639 shares (9.03%); The Bopac Company, Valley National Bank, Wayne, NJ, owned approximately 296,857 shares (7.06%); Bancorpsouth Inc., Jackson, MS, owned approximately 283,565 shares (6.75%); Revest & Co., Oaks, PA, owned approximately 253,504 shares (6.03%); Wells Fargo Bank MN, NA, FBO United Commercial Bank Savings Plus Plan, owned approximately 250,312 (5.95%); SEI Trust Company, Oaks, PA, owned approximately 215,319 shares (5.12%); and Simmons First Trust Company NA, RPO Simmons First National Corp., Pine Bluff, AR, owned approximately 211,770 shares (5.04%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Bond Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 1,540,883 shares
(98.66%).
Officers and Trustees of the Federated Total Return Bond Series, Inc. own less than 1% of Federated Total Return Bond Fund's Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Total Return Bond Fund:

UnitedTrust Bank, Raritan, NJ, owned approximately 5,822,950 shares (15.25%); Investors Bank & Trust Company, FBO Retirement Plans, Purchase, NY, owned approximately 2,982,131 shares (7.81%); Saxon Co., FBO its customer, Philadelphia, PA, owned approximately 2,250,777 shares (5.89%); and AG Edwards Trust Company FSB, FBO Trust Clients Paradigm, Saint Louis, MO, owned approximately 1,939,538 shares (5.08%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Short Term Tax Free Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Short Term Tax Free Bond Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 3,939,244 shares
(98.08%).
Officers and Trustees of Federated Short-Term Municipal Trust. own less than 1% of the Fund's Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Short-Term Municipal Trust.

SEI Trust Company, Oaks, PA, owned approximately 452,511 shares (20.55%); Centrusco, Central Trust & Savings Bank, Investors Account, Geneseo, IL, owned approximately 134,075 shares (6.09)%; and U.S. Clearing, A division of Fleet Securities, Inc. for the exclusive benefit of customers, New York, NY, owned approximately 132,356 shares (6.01%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Intermediate Tax Free Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Intermediate Tax Free Bond Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 3,199,241 shares (98.32%).Officers and Trustees of the Intermediate Municipal Trust own less than 1% of the Federated Intermediate Municipal Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Intermediate Municipal Trust:

HUBCO, Regions Financial Corp., Birmingham, AL, owned approximately 2,082,068 shares (14.32%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 1,054,779 shares (7.26%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Prime Money Market Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Prime Money Market Fund:

FISERV Securities Inc. Philadelphia, PA, owned approximately 31,919,390 shares (91.83%); EAMCO-Riggs Funds, Washington, DC, owned approximately 2,289,777 shares (6.59%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Prime Money Market Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 75,819,572 shares (42.83%); and Riggs Bank NA, Washington, DC, owned approximately 62,300,000 shares (35.20%).Officers and Trustees of the Money Market Obligations Trust own less than 1% of the Automated Cash Management Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Automated Cash Management Trust:

Stephens Inc., Omnibus Account, Little Rock, AR, owned approximately 332,905,365 shares (18.38%); RBC Dain Rauscher Inc., special custody account for the exclusive benefit of customers, Minneapolis, MN, owned approximately 172,468,694 shares (9.52%); Fiduciary Trust Co. International, customer account, New York, NY, owned approximately 134,183,733 shares (7.41%); and Primevest Financial Services, Inc., special custody account for the exclusive benefit of customers, Saint Cloud, MN, owned approximately 117,971,370 shares (6.51%)

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs U.S. Treasury Money Market Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs U.S. Treasury Money Market Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 23,920,854 shares (91.43%); and FISERV Securities Inc., Philadelphia, PA, owned approximately 1,606,834 shares (6.14%).At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs U.S. Treasury Money Market Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 33,681,787 shares (61.46%); and Riggs Bank NA, Washington, DC, owned approximately 11,900,000 shares (21.72%).Officers and Trustees of the Money Market Obligations Trust own less than 1% of the Automated Government Money Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Shares of Automated Government Money Trust:

Hare & Co., East Syracuse, NY, owned approximately 203,607,368 shares (17.63%); Manufacturers & Traders Trust Co., Buffalo, NY, owned approximately 111,748,083 shares (9.68%); Fiduciary Trust Co. International, customer account, New York, NY, owned approximately 76,298,900 shares (6.61%); and The Chase Manhattan Bank, Global Plus, Dallas, TX, owned approximately 61,486,227 shares (5.32%).



Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.




OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Riggs Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Riggs Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Riggs Funds.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

By Order of the Board of Trustees,



C. Grant Anderson
Assistant Secretary

August 21, 2003




EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION


        AGREEMENT AND PLAN OF REORGANIZATION dated July 18, 2003 (the "Agreement"), by and between, Federated Short-Term Municipal Trust, a Massachusetts business trust (the "Acquiring Fund"), and Riggs Funds, a Massachusetts business trust ("Riggs Funds"), on behalf of its portfolio, Riggs Short Term Tax Free Bond Fund (the "Acquired Fund").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Institutional Service Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Acquired Fund is a separate series of Riggs Funds, respectively; the Acquiring Fund and Riggs Funds are each a registered open-end management investment company; and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

        WHEREAS, each of the Acquired Fund and the Acquiring Fund is authorized to issue their shares of beneficial interest;

        WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act), of Riggs Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

        1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

        1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the Closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

        1.2 The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.
        1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer such assets to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

        1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

        1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding Class R Shares of the Acquired Fund ("Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

        1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

        1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates, with respect to liquidation and termination of the Acquired Fund, on which the Acquired Fund is liquidated and terminated.

        2.      VALUATION.

        2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information. The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Acquired Fund's assets.

        2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

        2.3 The number of Acquiring Fund Shares (including fractional shares, if any to be rounded to the third decimal place) to be issued by the Acquiring Fund in exchange for the Acquired Fund's net assets shall be determined by dividing the aggregate net asset value of each class of the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

        2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

        3.      CLOSING AND CLOSING DATE.

        3.1 The Closing Date shall be September 26, 2003 or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

        3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.3 Federated Services Company, as transfer agent for the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

        4.      REPRESENTATIONS AND WARRANTIES.

        4.1 Riggs Funds, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

                (a) Riggs Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund is a duly established and designated series of Riggs Funds.

                (b) Riggs Funds is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) Riggs Funds is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

                (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

                (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (g) The statements of assets and liabilities, including portfolios of investments, of the Acquired Fund at April 30, 2003 and 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by KPMG LLP, independent accountants. Such audited statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                (h) Since April 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

                (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k) All Acquired Funds Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the Acquired Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

                (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trustees of the Riggs Funds, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material factor or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                (o) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expense of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

                (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934 (the "1934 Act") for the execution or performance of this Agreement by the Riggs Funds, on behalf of the Acquired Fund, except for
(a) the filing with the SEC of the Registration Statement; and (b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

        4.2 The Acquiring Fund represents and warrants to Riggs Funds, on behalf of the Acquired Fund, as follows:

                (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

                (b) The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty under any agreement, judgement or decree to which the Acquiring Fund is a party or by which it is bound.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f) The statements of assets and liabilities, including portfolios of investments, of the Acquiring Fund at June 30, 2003 and 2002, and related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by Ernst and Young LLP, independent auditors. Such audited statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

                (g) Since June 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

                (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j) All Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other right to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                (m) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expenses of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

                (n) No consideration other than Acquiring Fund Shares will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

                (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Acquiring Fund, on behalf of the Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement; and (b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

        5.      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

        5.2 Riggs Funds will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of
Section 381 of the Code and which will be certified by the Acquired Fund's President and its Treasurer.

        5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meetings of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

        5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

        5.7 On or before the Valuation Date, the Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date on or before the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in all taxable periods or years ending on or before the Closing Date.

        6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

        6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.


        7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

                The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

        8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

        8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Riggs Funds' Declaration of Trust.

        8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The parties shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for Federal income tax purposes:

                (a) The transfer of all of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) (1) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

                (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

                (d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

                (e) The aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization

                (f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

        8.6 The foregoing opinion may state that no opinion as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        9.      TERMINATION OF AGREEMENT.

        9.1 This Agreement and the transactions contemplated hereby with respect to the Reorganization may be terminated and abandoned by resolution of the Board of Trustees of the Acquiring Fund or Riggs Funds at any time prior to the Closing Date if circumstances should develop that, in the opinion of either of the parties' Board of Trustees, make proceeding with the Agreement with respect to the Reorganization inadvisable.

        9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Acquiring Fund or Riggs Funds, in respect of this Agreement.

        10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or Riggs Funds, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

        11.     MISCELLANEOUS.

        11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

        11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

        11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original.

        11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        11.6 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the Acquiring Fund Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Acquiring Fund's Declaration of Trust.

        11.7 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Riggs Funds' Trustees, shareholders, nominees, officers, agents or employees of Riggs Funds personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of Riggs Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Riggs Funds on behalf of the Acquired Fund and signed by authorized officers of Riggs Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery of such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Riggs Funds' Declaration of Trust.

        11.8 The obligations of the Acquired Fund and the Acquiring Fund hereunder shall be enforceable against the assets held with respect to the Acquired Fund or Acquiring Fund only and not against any other series of Riggs Funds or the Acquiring Fund, as the case may be, or against Riggs Funds or the Acquiring Fund generally.

IN WITNESS WHEREOF, each of the Acquired Fund and the Acquiring Fund, and with respect to sections 4.1(o) and 4.2(m) hereof, Federated Investors, Inc. and Riggs Investment Advisors, Inc., has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       Acquired Fund:

                                       RIGGS FUNDS
                                       on behalf of its Portfolio,
                                       RIGGS SHORT TERM TAX FREE BOND FUND


                                       By:

                                       Name:

                                       Title:

                                       Acquiring Fund:

                                       FEDERATED SHORT-TERM MUNICIPAL TRUST

                                       By:

                                       Name:

                                       Title:


                                       FEDERATED INVESTORS, INC.
                                       with respect to the Agreement
                                       described in Sections 4.1(o) and
                                       4.2(m) of the Agreement

                                       By:

                                       Name:

                                       Title:


                                       RIGGS INVESTMENT ADVISORS, INC.
                                       with respect to the Agreement
                                       described in Sections 4.1(o) and
                                       4.2(m) of the Agreement

                                       By:

                                       Name:

                                       Title:




                                                                  EXHIBIT B
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FEDERATED CAPITAL APPRECIATION FUND
Annual Report October 31, 2002

David P. Gilmore

Vice President
Federated Investment Management Company
Investment Review
Q. How would you characterize the investment environment for stocks over the past 12 months?

A. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early this year, especially for small- and mid-cap stocks, equities resumed their downward trend. Hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals as well as terrorism fears and concerns about conflicts with Iraq. Against this backdrop, the third quarter of 2002 was the thirteenth-worst quarter on record since 1924 for the S&P 500 Index, which returned (17.00)% for the quarter.1

Overall, no equity class was immune to deeper bear market losses, and stocks at all capitalization levels, in both the growth and value camps, delivered negative performances. Later in the fund's fiscal year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Sectors that performed well on a relative basis included Health Care, Consumer Staples and Financials. Telecommunication Services, Information Technology and Materials were the worst performers.

Q. How did Federated Capital Appreciation Fund perform during this reporting period, and what factors influenced performance?

A. For the 12-month reporting period ended October 31, 2002, the fund's Class A, B and C shares produced total returns of (13.10)%, (13.76)%, and (13.73)%, respectively, based on net asset value. The fund's benchmark, the S&P 500 Index, returned (15.11)%during the reporting period. Although the fund's returns were negative, Federated Capital Appreciation Fund outperformed its peer group as measured by the Lipper Multi-Cap Core Funds Average,2 which produced a total return of (14.82)% for the same period.

Earlier this year, our underweighted position in the Information Technology and Telecommunications Services sectors, together with stock selection in Health Care, Industrials and Information Technology, drove fund performance. Additionally, our initial overweighted position in Energy proved to be a good move for the fund. Stocks within the Consumer Discretionary and Consumer Staples areas, however, along with our Financials sector underweighting held back returns somewhat. Top-performing holdings for the fund included Abbott Laboratories, Omnicom Group, Inc., Zimmer Holdings, Inc., Pharmacia Corp. and Mylan Laboratories. Positions that impacted the fund negatively included Microsoft Corp., St. Jude Medical, Inc., Bowater, Inc. and MeadWestvaco Corp.

As you may recall, the split between value and growth holdings in Federated Capital Appreciation Fund ranges between 60%-40% either way. We have been adding recently to the growth portion of our portfolio as the risk/reward in these securities has been looking more attractive. As of October 31, 2002, the fund held 44% of its assets in value stocks and the remaining 56% in growth stocks.

Q. What industry sectors have you underweighted and overweighted in the fund?

A. Earlier this year, we trimmed our exposure in Health Care, Utilities and Energy. We used proceeds from those sales to take advantage of attractive opportunities in Financials, Technology and Telecommunications, after having been underweight in those areas during the first half of the fund's fiscal year. We continued to add to our regional Bell carrier exposure--bringing the fund to its first overweight position in the Telecommunications sector in two years--on the belief that there is value to be recognized in this sector. We also have maintained a significant emphasis on pharmaceuticals companies, which generally have low valuations at this time, but we have little exposure to retail stocks given concerns about consumer spending.

Q. What were the fund's top ten holdings and industry weightings?

A. The top ten holdings and sector weightings as of October 31, 2002 were as follows:
Security Name                     Security Sector             Percentage of
                                                              Net Assets
Microsoft Corp.                   Information Technology      2.7%
Pfizer, Inc.                      Health Care                 2.3%
Pharmacia Corp.                   Health Care                 2.0%
Abbott Laboratories               Health Care                 1.9%
Bear Stearns Cos., Inc.           Financials                  1.9%
Block (H&R), Inc.                 Industrials                 1.8%
Citigroup, Inc.                   Financials                  1.8%
Exxon Mobil Corp.                 Energy                      1.8%
Wells Fargo & Co.                 Financials                  1.8%
Coca-Cola Co.                     Consumer Staples            1.7%
TOTAL                                                         19.7%


                                  Percentage of               Percentage of
Sector                            Net Assets                  S&P 500 Index
Health Care                       19.5%                       14.9%
Financials                        15.7%                       20.6%
Industrials                       12.3%                       11.4%
Information Technology            11.7%                       14.3%
Consumer Staples                  11.4%                       9.8%
Consumer Discretionary            9.2%                        13.6%
Energy                            6.7%                        5.8%
Telecommunication Services        5.2%                        4.4%
Utilities                         3.1%                        2.6%
Materials                         2.6%                        2.6%
Other                             2.6%                        --
Q. What were some of the fund's recent purchases?

A. Purchases of special note made during the reporting period include the following:

Lincoln National Corp. (0.7%of net assets): We used proceeds from our sale of Metropolitan Life Insurance to buy this leading life insurer at near-book value. The company has a leading franchise in the variable annuity market which we believe is under appreciated. It also is right-sizing its cost structure and cleaning up its balance sheet.

UST, Inc. (0.8% of net assets) is the leader in moist, smokeless tobacco, and the stock currently provides yields of over 7% without the litigation risk that plagues the cigarette manufacturers.

Wal-Mart Stores, Inc. (1.3% of net assets) is the world's largest retailer (7% market share) and has plenty of room to grow as it expands its "supercenter" format and international operations. Strong cost controls and a low pricing strategy make the company less vulnerable to a potential slowdown in consumer spending.

Verizon Communications, Inc. (1.7% of net assets) is a regional Bell carrier well positioned to grow faster in a deregulated market as it enters the long distance market. A strong wireless operation has helped to mitigate wireline cannibalization, and strong free cash flow has enabled Verizon to pay a healthy 4% dividend.
1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

FEDERATED CAPITAL APPRECIATION FUND-CLASS A SHARES


GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1992 to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3


The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Capital Appreciation Fund (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line and the Lipper Multi Cap Core Funds Average "LMCCFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LMCCFA. The "x" axis reflects computation periods from 10/31/1992 to 10/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, as compared to the S&P 500 and the LMCCFA. The ending values were $30,021, $25,655 and $22,952, respectively.

Average Annual Total Return4 for the Period Ended October 31, 2002
1 Year                                                              (17.89)%
5 Years                                                             4.21%
10 Years                                                            11.62%
Start of Performance (1/1/1977)                                     12.68%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.
3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
4 Total returns quoted reflect all applicable sales charges.

FEDERATED KAUFMANN FUND
Annual Report October 31, 2002

Lawrence Auriana

Portfolio Co-Manager Federated Investment Management Company

Hans Utsch

Portfolio Co-Manager Federated Investment Management Company


Investment Review
Dear Shareholder:
We are pleased to report that, despite a highly difficult stock market, the Federated Kaufmann Fund (the "Fund") outperformed its peer group by a wide margin. The Fund's total returns, based on net asset value were (8.90)%1 for Class A Shares, and (9.20)%1 for Class B and Class C Shares for the 12 months ended October 31, 2002, compared with a decline of (20.60)% for the Lipper Multi-Cap Growth Index (LMCGI).2

The following graphs illustrate a hypothetical investment of $10,0001 in the Fund for the 15-year period ended October 31, 2002, compared to the Russell Mid-Cap Growth Index (RMGI)3 and the LMCGI.

The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization on April 23, 2001. Prior to that date, the Fund's Class A, B, and C Shares had no investment operations.

Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the sales charges and expenses applicable to the Fund's Class A, B, and C Shares. The Fund's performance assumes the reinvestment of all dividends and distributions.

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process for over 15 years and, we believe, the basis for our superior long-term performance.

The biggest gainers over the reporting period have all been profitable, well-managed, fast-growing companies including: PETsMART, Inc. (pet superstores, 9.0% of net assets), Lincare Holdings, Inc. (home respiratory therapy, 5.6% of net assets), Concord EFS, Inc. (electronic fund transfer services, 1.2% of net assets) and Affiliated Computer Services, Inc. (data processing services, 2.9% of net assets).

These investments have something else in common. They are in businesses that we have come to know well after many years of observation and study. For example, we started buying PETsMART, Inc. in 1998, having followed it since 1993 when it went public. We first bought Lincare Holdings, Inc. in 1992, and we initially bought Concord EFS, Inc. and Affiliated Computer Services, Inc. in 1994.

Of course, we are always establishing new positions in companies that we believe--based on fundamental research, personal contacts with management, customers and competitors--have excellent growth prospects, strong franchises, superior returns on capital, solid balance sheets and, above all, great management. Recently, for example, the Fund bought shares of Inveresk Research Group, Inc. and Advance Auto Parts, Inc. on their initial public offerings. The decision to add these positions to our portfolio was based, to a large extent, on years of buying and selling stocks of other companies in similar businesses. We believe our many years of experience give us an information advantage in our stock selection.

Our investment strategy has not changed: We continue to focus on individual companies (not market sectors) that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

The Fund's underweight in the Technology sectors helped the Fund outperform its benchmark over the reporting period. In these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the great companies that we have followed for years, and know well, should present attractive investment opportunities.

Looking ahead, we are optimistic that the U.S. economy may be coming off a bottom. Many of our portfolio holdings have the potential to benefit from an economic upturn, and they are dominant competitors.

In summary, we are pleased with the fund's portfolio and despite the many economic and geopolitical uncertainties affecting the market, our intensive company-specific fieldwork has been turning up attractive new investment opportunities.


As always, we thank you for your support and look forward to serving you for many years to come.

Sincerely yours,

Hans Utsch                    Lawrence Auriana
Portfolio Co-Manager                Portfolio Co-Manager

December 16, 2002


1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns for the period, based on offering price, (i.e., less any sales charge or redemption fee) for Class A , B, and C Shares were (13.91)%, (13.79)%, and (10.03)%, respectively. Current performance information is available at our Web sites www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper figures do not reflect sales charges.

3 The RMGI measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND--CLASS A SHARES

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Kaufmann Fund (the "Fund") is represented by a solid line. The Russell Mid-Cap Growth Index ("RMGI") is represented by a dotted line and the Lipper MultiCap Growth Index ("LMCGI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the RMGI and the LMCGI. The "x" axis reflects computation periods from 10/31/1987 to 10/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, as compared to the RMGI and the LMCGI. The ending values were $113,861, $45,732 and $41,254, respectively.

Average Annual Total Return for the Period Ended 10/31/2002

                                                        5       10      15
                                        1 Year  2 Years Years   Years   Years
Federated Kaufmann Fund -- Class A
Shares2                                 (8.90)% (9.20)% 3.81%   12.83%  17.92%
Russell Mid-Cap Growth Index3           (17.62)%(31.34)%(1.62)% 7.43%   10.50%
Lipper Multi-Cap Growth Index3          (20.60)%(32.16)%(2.75)% 7.19%   9.91%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represent a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of all dividends on securities in the index.

2 Performance shown is for the Fund's Class A Shares at net asset value. Based on the maximum sales charge of 5.50%, the Fund's Class A Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (13.91)%, (11.73)%, 2.64%, 12.20% and 17.48%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

3 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended February 28, 2003
Investment Review
Federated Total Return Government Bond Fund invests in U.S. government securities that include U.S. Treasury, agency and mortgage-backed securities. The fund's average duration is managed within 20% of the duration of the Lehman Brothers Government Bond Index (LBGB).1

U.S. government bonds were top performers again during the fund's annual reporting period as economic growth was dampened by corporate scandals, equity market declines and the war on terrorism. Treasury yields moved higher early in the reporting period as the economy showed signs of recovery and the Federal Reserve Board (the "Fed") shifted from its easing bias in effect since December 2000 to a neutral bias in March 2002. Yields of 5-year and 10-year Treasury notes rose from 4.19% and 4.88%, respectively, at the end of February 2002 to 4.84% and 5.43% in late March/early April 2002.

However, corporate accounting scandals and equity market declines fueled a flight to quality into U.S. government securities, especially the front end of the yield curve, during the summer. Also, geopolitical uncertainty was on the rise due to the looming war with Iraq and escalating tensions with North Korea. These factors, combined with weaker economic data in the latter half of the reporting period, drove market speculation of a double-dip recession. Heightened geopolitical risks and weaker economic data prompted the Fed to lower the federal funds target rate to 1.25% in early November 2002 after leaving the rate unchanged at 1.75% all year. The Treasury yield curve steepened significantly as shorter-term yields declined more than longer-term yields and yields of 5-year and 10-year Treasury notes fell to 2.66% and 3.69%, respectively, by the end of February 2003.

Almost one third of the fund was invested in government agency securities and one fourth in government mortgage backed securities during much of the reporting period. The fund's agency and mortgage backed positions were reduced late in the reporting period as a result of agency and mortgage backed securities outperforming Treasury securities on a duration--adjusted basis during the reporting period. At the end of February 2003, 26% of the fund was invested in government agency securities and 18% was invested in government mortgage backed securities, and the fund's average duration was within its neutral range at 4.7 years. The fund's net total return for the year ended February 28, 2003 was 11.81% for the Institutional Shares versus 11.26% for the LBGB.2


1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. LBGB is a material value weighted index of U.S. government and government agency securities with maturities of one year or more. This index is unmanaged, and investments cannot be made in an index.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES


Growth of a $25,000 Investment in Federated Total Return Government Bond Fund

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Total Return Government Bond Fund (Institutional Service Shares) (the "Fund") from October 19, 1995 (start of performance) to February 28, 2003, compared to the Lehman Brothers Government Bond Index (LBGB).2

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Total Return Government Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Government Bond Index ("LBGB) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund and the LBGB. The "x" axis reflects computation periods from 10/19/1995 to 2/28/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LBGB. The ending values were $42,085 and 43,393, respectively.


Average Annual Total Returns for the Period Ended 2/28/2003
1 Year                                                                  11.48%
5 Years                                                                 7.59%
Start of Performance (10/19/1995)                                       7.33%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2003, and, together with financial statements contained therein, constitutes the Fund's annual report.
1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED TOTAL RETURN BOND FUND
6TH ANNUAL REPORT
November 30, 2002

Joseph M. Balestrino
Senior Vice President
Federated Investment Management Corporation
Investment Review
[Shareholders' Note: The fund is co-managed by a team of portfolio managers, in addition to lead manager Joseph M. Balestrino, who are experts in key bond market sectors: U.S. government--Christopher J. Smith, Vice President, Federated Investment Management Corp.; high-yield corporate bonds--Mark E. Durbiano, Senior Vice President, Federated Investment Management Corp.; and Donald T. Ellenberger, Vice President, Federated Investment Management Corp.]

The 12-month reporting period ended November 30, 2002 was positive for all high-quality, fixed-income investors. Interest rates fell across the entire majority spectrum, most notably in the two- to five-year maturity range. In general, the bond market could be characterized as exhibiting a significant "flight to quality" impact, specifically related to an assortment of terrorist activities, corporate accounting scandals, earnings shortfalls and intermittent economic indicator weakness. In such an uncertain environment, investor demand for high-quality debt securities stayed at a high level for much of the past year. Further augmenting the safety-conscious investor pattern was the fact that the Federal Reserve Board (the "Fed") lowered the federal funds target rate twice over the past 12 months in a continued effort to help stimulate the U.S. economy. Despite all of the financial market's volatility and seemingly negative corporate developments, it must be noted that most economic indicators had improved from the beginning to the end of the fund's reporting period. The most notable were improvements in manufacturing, jobless claims, commodity prices and year-over-year earnings' rates.

Overall, the fund had a good year in terms of performance. Institutional Shares and Institutional Service Shares posted total returns of 6.10% and
5.79. This exceeded the 5.33% average return of its peers in the Lipper Investment Grade Debt Funds category.1 However, over the reporting period the fund underperformed the 7.32% return for its benchmark, Lehman Brothers Aggregate Bond Index.2

The past year was not one of significant portfolio composition adjustments. The fund's duration,3 or sensitivity to interest rate movements, was generally maintained within a range of 95-105% of the Lehman Brothers Aggregate Bond Index duration. In addition, quality parameters were also maintained with a fairly constant overweight to the higher yielding corporate bond sector. Thus, the portfolio generated an income flow well in excess of either the Lehman Index or the Lipper peer group category.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are unmanaged and are rebalanced monthly by market capitalization. Investments cannot be made in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to change in interest rates than securities of shorter durations.


FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES


GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Total Return Bond Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to November 30, 2002 compared to the Lehman Brothers Aggregate Bond Index (LBAB).2

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Total Return Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Aggregate Bond Index ("LBAB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund and the LBAB. The "x" axis reflects computation periods from 10/1/1996 to 11/30/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LBAB. The ending values were $38,946 and $39,800, respectively.

Average Annual Total Returns for the Year Ended 11/30/2002
1 Year                                                                   5.79%
5 Years                                                                  6.74%
Start of Performance (10/1/1996)                                         7.45%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED SHORT-TERM MUNICIPAL TRUST
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended June 30, 2002
Investment Review

Jeff A. Kozemchak, CFA, Vice President, Federated Investment Management
Company


PERFORMANCE

For the twelve months ended June 30, 2002, Federated Short-Term Municipal Trust produced a total return of 4.63%1 for Institutional Shares (IS) and 4.37%1 for Institutional Service Shares (ISS), as tax-exempt dividend income was enhanced by price appreciation due to falling interest rates. These returns handily exceeded the Lipper Short-Term Municipal Debt Funds average total return of 3.96% over the period.2 For the one-year, five-year, and ten-year periods ended June 30, 2002, the fund had the following rankings in the Lipper Short-Term Municipal Debt Funds category: 7th (IS) and 14th (ISS) out of 40 funds; 6th (IS) and 13th (ISS) out of 26 funds; and 4th (IS) out of 7 funds. The fund's one-year total returns are equivalent to taxable total returns of 7.05% (IS) and 6.63% (ISS) for investors in the highest federal tax bracket. These total returns significantly exceeded those of taxable money market funds over the one-year period.3

Nevertheless, the fund is managed predominately for tax-exempt income,4 with a secondary goal of minimizing the fluctuation of principal value. The fund produced income dividends exempt from federal regular income taxes of approximately $0.3876 per share (IS) and $0.3618 per share (ISS). These dividends are equivalent to annualized tax-free distribution rates of 3.74%
(IS) and 3.50% (ISS). For investors at the highest federal tax bracket, these distributions are comparable to tax-equivalent distribution rates of 6.09%
(IS) and 5.70% (ISS).

The fund's 30-day net distribution yield on June 30, 2002, was 3.44% (IS) and 3.19% (ISS).5 The fund's 30-day SEC yield on June 30, 2002 was 2.66% (IS) and 2.41% (ISS).6 After a period of sharply declining interest rates, the fund's yield remains significantly above similar maturity and quality municipal bonds that are currently being issued in the market. For example, a "AAA" rated 2-year maturity municipal bond issued on June 30, 2002 had a yield of only 1.97%, illustrating the attractiveness of the fund's income stream.


MARKET OVERVIEW

Mixed economic data, continued geopolitical distress, and a bear market in equities has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for high net worth investors. The corporate and high yield bond markets continued to suffer from a weakening economy, earnings reliability, and management credibility problems. While not immune to economic slowdowns and the impact on state and local governments, the effects of a recession and the impact on credit quality in the municipal market have been rather muted, especially when compared with the corporate bond market. As a result, flows into municipal bond funds, including Federated Short-Term Municipal Trust, have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market perform well relative to other fixed income asset classes.

In the latter half of 2001, the Federal Reserve Board (the "Fed") eased six times, moving the federal funds target rate from 4.00% to 1.75%. As a result, short-term interest rates fell rapidly during 2001, but exhibited moderate volatility in early 2002 as the market expected an economic recovery that failed to materialize. Interest rates for 2-year municipal bonds are now at their lowest point in the past decade. Interest rates as measured by the 2-year, AAA-rated, municipal bond started the period at a high of 3.15%, declined to 2.25% by early November, traded in range between 2.10% and 2.85% from December through March, but steadily moved lower to end the period at 1.97%. In this interest rate environment, bonds on the short-end of the curve performed very well on a risk-adjusted basis relative to their longer-term counterparts, as the yield curve steepened significantly as short-term bond yields fell.


FUND STRATEGY

Because short-term rates were falling rapidly and the fund's yield generally was higher than the yields of direct market securities over the reporting period, investors found the fund to be an attractive investment versus direct securities.

Because high-quality bonds perform best in a bull markets for bonds (declining interest rates) and a slowing economy, our new purchases for the fund mainly concentrated on quality and liquidity. However, because the fund is managed primarily to maximize the distribution of tax-exempt income, we also purchased a number of attractively priced higher yielding short-term bonds in the healthcare, utilities, paper, oil and refining, and transportation sectors.

At the end of the reporting period, the fund had over 70% of its assets in issues rated "A" or better. The average rating of the fund's portfolio was "AA". For the first nine months of the reporting period, the duration of the fund ranged from 2.0 to 2.4 years, slightly longer than our Lipper peer group.7 In the final three months, we shortened the duration to 1.75 years after interest rates had fallen considerably.


MARKET OUTLOOK

We anticipate a continuation of slow economic growth into the second half of 2002, and for the Fed to leave the federal funds target rate unchanged for the remainder of the year. As a result, the municipal yield curve should remain rather steep, providing incentive for management to move out of overnight vehicles into short and short-intermediate bonds for incremental return. We expect issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. At the same time, turmoil in the equity and corporate bond markets make municipals an attractive choice for investors seeking lower volatility in their portfolios. As always, we will continue to watch, with great interest, market developments in order to best serve our municipal clients.


1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3 Unlike money market funds, which seek to maintain a $1.00 share price, the fund's share price fluctuates in value.

4 Income may be subject to the federal alternative minimum tax and state and local taxes.

5 The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

6 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Short-Term Municipal Trust
The graph below illustrates the hypothetical investment of $25,0001 in the Federated Short-Term Municipal Trust (Institutional Service Shares) (the "Fund") from September 1, 1993 (start of performance) to June 30, 2002, compared with the Lehman Brothers 1-Year Municipal Index (LB1MI),2 and the Lehman Brothers 3-Year Municipal Index (LB3MI).2

 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Short-Term Municipal Trust (the "Fund") is represented by a solid line. The Lehman Brothers 1-Year Municipal Index ("LB1MI") is represented by a dotted line and Lehman Brothers 3-Year Municipal Index ("LB3MI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund, the LB1MI and the LB3MI. The "x" axis reflects computation periods from 9/1/1993 to 6/30/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LB1MI and the LB3MI. The ending values were $35,269, $38,913 and $37,161, respectively.


Average Annual Total Return for the Period Ended 6/30/2002
1 Year                                                                   4.37%
5 Years                                                                  4.18%
Start of Performance (9/1/1993)                                          3.97%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated August 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MI and LB3MI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MI and LB3MI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged and investments cannot be made in an index.

FEDERATED INTERMEDIATE MUNICIPAL TRUST
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended May 31, 2002
Investment Review

MARKET ENVIRONMENT
Mixed economic data and continued geopolitical distress has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for all types of investors. As a result, flows into municipal bond funds have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market to perform well relative to other fixed income asset classes. The municipal yield curve steepened as the Federal Reserve Board (the "Fed") appeared to be in no hurry to change interest rate policy and demand for short-term debt continued unabated. The 5, 10 and 30-year AAA municipal bond yields changed by, minus 76 basis points, minus 45 basis points and minus 15 basis points, respectively. General obligation debt (states, counties and cities) came under increased ratings pressure as budget shortfalls resulted from the recession's effects on sales and income taxes. Municipal Bond yields, as represented by the Bond Buyer 40 Municipal Index,1 declined moderately over the period from 5.44% at the beginning of April to 5.28% at the end of June.

PERFORMANCE
The fund's total return over the reporting period was 5.93%.2 The portfolio's positioning in intermediate maturities with convex structures had a positive impact as interest rates declined. Sector exposure to hospital and industrial development debt also provided positive incremental return over the period.

STRATEGY REVIEW
The fund attempts to maximize tax-exempt income3 within specific risk parameters. Incremental return is provided to the portfolio by making relative value decisions involving credit spreads relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

Strategy has involved maintaining fund duration at a neutral weighting to the respective benchmark. A combination of low absolute interest rates, clear signs of the emerging economic recovery and municipal bond valuations that are fair value to treasury and corporate bonds, make a neutral duration4 position prudent. Total return should be driven by income generation at this stage of the business cycle and less so by price return. The municipal yield curve's current steepness provides attractive yields and the best opportunity to roll down the curve in the 2012 to 2016 year maturity range. This is the portion of the yield curve where purchases have been concentrated. Credit spreads should narrow as the economic recovery accelerates. As a result, the purchase of lower quality municipal debt (A and BBB rated) is being undertaken.

OUTLOOK
A delay in the Fed's expected action on interest rates means the municipal yield curve should remain steep in the short term. This provides an opportunity for leveraged trades to outperform as short-term interest rates remain significantly below long term interest rates. Issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. Numerous state and local governments will have to work through budget shortfalls resulting from regional economic slowdown and the resulting increases in short-term and long-term debt. This reality will continue to put pressure on the yields at which states like New York and California are able to borrow. The forecasts for municipal debt issuance have been increased for the remainder of 2002. The low level of interest rates and deepening state budget problems should lead to continued heavy issuance. This could result in pressure on municipal bond prices if the demand for tax-exempt debt is unable to be accommodative.

1 The Bond Buyer Index is comprised of 40 actively quoted and traded municipal bonds.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Income may be subject to the federal alternative minimum tax and state and local taxes.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

FEDERATED INTERMEDIATE MUNICIPAL TRUST


Growth of $25,000 Invested in Federated Intermediate Municipal Trust

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Intermediate Municipal Trust (the "Fund") from May 31, 1992 to May 31, 2002 compared to the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO)2 and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA).3

 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Federated Intermediate Municipal Trust (the "Fund") is represented by a solid line. The Lehman Brothers 7 Year General Obligation Municipal Bond Index ("LB7GO") is represented by a dotted line and the Lipper Intermediate Municipal Debt Funds Average ("LIMDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Shares of the Fund, the LB7GO and the LIMDFA. The "x" axis reflects computation periods from 5/31/1992 to 5/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares, as compared to the LB7GO and the LIMDFA. The ending values were $41,562, $46,919 and 42,565, respectively.

Average Annual Total Return for the Period Ended 5/31/2002
1 Year                                                                  5.93%
5 Years                                                                 4.83%
10 Years                                                                5.21%
Start of Performance (12/26/1985)                                       5.87%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated July 31, 2002, and together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in the Fund's performance.

RIGGS FUNDS

INVESTMENT REVIEW

RIGGS STOCK FUND

RIGGS SMALL COMPANY STOCK FUND1

We maintained our investment strategy in the extremely volatile environment that persisted in the year ended April 30, 2003. We remained extremely close to our benchmark's sector weighting and were focused on individual stock selection to add alpha to the portfolio. We continued to emphasize those companies that have solid revenue and earnings growth, strong management teams and had good relative multiples. During the reporting period, large cap stocks outperformed small cap stocks for the first time since 1999, reflecting a flight to quality and avoidance of the most economically sensitive segments of the market.

The Riggs Stock Fund generated a return of (13.72)%2 (Class Y Shares) for the year ended April 30, 2003, performing similarly to the total return of our benchmark, the Standard & Poor's 500 Index (S&P 500)3, which lost 13.31%. Stock selection contributed most to the relative performance, as we maintained sector weights close to those of the benchmark. The Fund benefited from strong stock selection in Consumer Discretionary, Energy and Technology, while the selection in Health Care and Utility detracted it.

In the Consumer Discretionary category, our overweight position in The Gap, Inc. and Clear Channel Communications, Inc. added value to the portfolio. Gap has been restructuring successfully, its new merchandise assortment that includes Old Navy has been well received, and its strategy to frequently change store displays became a reason for shoppers to visit Gap stores more often. Clear Channel Communications benefited from the strong improvement in radio advertising. In the Energy sector, our position in Halliburton Company had a positive effect on the portfolio. Halliburton moved closer to a settlement on its asbestos exposure, while executing in an improved environment for oil and gas exploration and oil well services. In the Technology sector, our position in Hewlett-Packard Co. added value to the portfolio. Hewlett-Packard continued to deliver gains from synergies achieved thorough its merger with Compaq, with strong products and performance in the printer segment, which has benefited from the growing digital imaging market. Our holdings of Cigna and El Paso in the Health Care and Utility sectors, respectively, adversely affected our performance.

Despite generating negative returns for the year ended April 30, 2003, the Riggs Small Company Stock Fund significantly outperformed its benchmark, the Russell 2000 Index4, with a return of (11.65)%2 (Class Y Shares), compared to (20.75)% for the benchmark. Stock selection contributed most to the relative performance, as we maintained sector weights close to those of the benchmark. The Fund benefited from strong stock selection in the Industrial, Health Care and Financial sectors, while selection in Technology adversely affected the relative returns.

In the Industrial sector our positions in Mesa Air Group, Inc. and Wabash National Corp. added strongly to the relative performance of the portfolio. As a low cost operator, Mesa Air continued to gain share, particularly as its code share partners were able to avoid liquidation. Wabash has been executing its restructuring plan successfully, cutting costs heavily and moving to divest its non-core divisions. In the Health Care sector, our holding of Owens and Minor, Inc. added value to our performance. Owens and Minor is a distributor of medical supplies; the firm is growing by supplying more of non-commodity type and high tech supplies with better revenues and margins. In the Financial sector, our position in First Bancorp contributed positively to the relative performance of the portfolio. First Bancorp has gained from strong loan growth, increased market share, and improved diversification of its portfolio. In the Technology sector, our holding of Axcelis Technologies, Inc. adversely affected our relative performance, as demand from its semiconductor customers fell more sharply than expected.

Both the Riggs Stock Fund and the Riggs Small Company Stock Fund benefited from the settlement of class action lawsuits, the proceeds of which were received in April 2003. The lawsuits related to two of the Funds' holdings were in the late 1990s.


RIGGS U.S. GOVERNMENT SECURITIES FUND

The Riggs U.S. Government Securities Fund produced a total return of 9.56%2 (Class Y Shares) for the twelve-month period ended April 30, 2003, compared to an 11.09% return for the Merrill Lynch U.S. Treasury Agency Master Index7 over the same period. During the reporting period the yield curve steepened by 86 basis points, with the middle of the yield curve outperforming the longer-dated maturities. The Treasury and Mortgage sectors were the worst performing during the reporting period, while the Commercial Mortgage Backed Securities (CMBS) and Corporate sectors were the best performing. The Fund's duration6 underweight relative to its index caused a drag on the Fund's performance. Additionally, the Fund's overweight in mortgage bonds hurt the Fund's relative performance as rates declined and prepayments accelerated during the reporting period.

RIGGS BOND FUND

The Riggs Bond Fund produced a total return of 9.84%2 for the twelve-month period ended April 30, 2003, compared to a 12.43% return for the Lehman Brothers Government Credit Total Index5 over the same period. During the reporting period the yield curve steepened by 86 basis points, with the middle of the yield curve outperforming the longer-dated maturities. The Treasury and Mortgage sectors were the worst performing during the reporting period, while the CMBS and Corporate sectors were the best performing. The Fund's duration6 underweight relative to its index caused a drag on the Fund's performance. Additionally, the Fund's higher credit quality hurt the Fund's relative performance, as BBB rated corporate bonds were stellar performers.

RIGGS SHORT TERM TAX FREE BOND FUND8

The Riggs Short Term Tax Free Bond Fund produced a total return of 5.78%2 for the twelve-month period ended April 30, 2003, compared to a 5.82% return for the Lehman Brothers 3 Year Municipal Bond Index.9 During the reporting period the tax-exempt yield curve steepened by 71 basis points, with the longer maturities outperforming the shorter-dated maturities. The Hospital and Education sectors were the best performing during the reporting period, while the Housing and Industrial Development Revenue Bond (IDRB) sectors were the worst performing. Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower rated credits and specialty states. The Fund's neutral positioning regarding maturity and its focus on higher quality credits produced returns that were in line with that of the index.4

RIGGS INTERMEDIATE TAX FREE BOND FUND8

The Riggs Intermediate Tax Free Bond Fund produced a total return of 9.43%2 for the twelve-month period ended April 30, 2003, compared to an 8.50% return for the Lehman Brothers 10 Year Municipal Bond Index.10 During the reporting period the tax-exempt yield curve steepened by 71 basis points, with the longer maturities outperforming the shorter-dated maturities. The Hospital and Education sectors were the best performing during the reporting period, while the Housing and the IDRB sectors were the worst performing. Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower-rated credits and specialty states. The Fund's overweight in longer maturities constituted the bulk of its outperformance versus its index.



1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will vary. Current performance information is available by calling 1-800-934-3883.
3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
4 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index.
5 The Lehman Brothers Government Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.
6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
7 The Merrill Lynch U.S. Treasury Agency Master Index is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.
8 Income may be subject to the federal alternative minimum tax and state and local taxes.
9 The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.
10 The Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.


Riggs Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Stock Fund, Class R Shares (the "Fund") from April 30, 1993 to April 30, 2003 compared to the Standard and Poor's 500 Index
(S&P 500).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Stock Fund (the "Fund") is represented by a solid diamond line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/1993 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the S&P 500. The ending values were $18,668 and $25,218, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year            (15.58)%
5 Years             (8.39)%
10 Years     6.44%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Stock Fund
Class Y Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Stock Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Standard and Poor's 500 Index (S&P 500).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs Stock Fund (the "Fund") is represented by a solid diamond line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the S&P 500. The ending values were $6,691 and $6,763, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (13.72)%
Start of Performance (12/20/1999)         (11.27)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs Small Company Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Small Company Stock Fund, Class R Shares (the "Fund") from February 27, 1995 (start of performance) to April 30, 2003 compared to the Russell 2000 Index
(RUS2).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Small Company Stock Fund (the "Fund") is represented by a solid diamond line. The Russell 200 Index ("RUS2") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 2/27/1995 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the RUS2. The ending values were $18,921 and $17,481, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (13.67)%
5 Years                               (4.94)%
Start of Performance (2/27/1995)           8.59%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect February 27, 1995 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.
** The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Small Company Stock Fund
Class Y Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Small Company Stock Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Russell 2000 Index
(RUS2).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs Small Company Stock Fund (the "Fund") is represented by a solid diamond line. The Russell 2000 Index ("RUS2") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the RUS2. The ending values were $11,233 and $8,952, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (11.65)%
Start of Performance (12/20/1999)          3.52%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.
** The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs U.S. Government Securities Fund
Class R Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs U.S. Government Securities Fund, Class R Shares (the "Fund") from April 30, 1993 to April 30, 2003 compared to the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs U.S. Government Securities Fund (the "Fund") is represented by a solid diamond line. The Merrill Lynch U.S. Treasury Agency Master Index ("MLTAM") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the MLTAM. The "x" axis reflects computation periods from 4/30/1993 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the MLTAM. The ending values were $18,269 and $19,903, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                  7.29%
5 Years                 6.23%
10 Years          6.21%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 4.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index. ** The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. MLTAM is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs U.S. Government Securities Fund
Class Y Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs U.S. Government Securities Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs U.S. Government Securities Fund (the "Fund") is represented by a solid diamond line. The Merrill Lynch U.S. Treasury Agency Master Index ("MLTAM") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the MLTAM. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the MLTAM. The ending values were $13,196 and $13,660, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              9.56%
Start of Performance (12/20/1999)         8.60%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index.
** The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Bond Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers Government Credit Total Index (LBGCT).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers Government Credit Total Index ("LBGCT") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the LBGCT. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LBGCT. The ending values were $12,940 and $13,759, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              7.84%
Start of Performance (12/20/1999)         7.97%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.
** The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasifederal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Short Term Tax Free Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Short Term Tax Free Bond Fund, Class R
Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Short Term Tax Free Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers 3 Year Municipal Bond Index (LB3MB)** and the Lehman Brothers 5 Year Municipal Bond Index (LB5MB).***

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Short Term Tax Free Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers 3 year Municipal Bond Index ("LB3MB") is represented by a dotted square line and the Lehman Brothers 5 Year Municipal Bond Index is represented by a dotted circle line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund, the LB3MB and the LB5MB. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LB3MB and the LB5 MB. The ending values were $11,892, $12,200 and $12,659, respectively.

AVERAGE ANNUAL TOTAL RETURNS+ FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              3.78%
Start of Performance (12/20/1999)         5.29%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3MB and LB5MB have been adjusted to reflect reinvestment of dividends on securities in the index.
** The LB3MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LB3MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. Investments cannot be made in an index. The Fund has elected to change its benchmark from the LB5MB to the LB3MB. The LB3MB is more representative of the securities typically held by the Fund. *** The LB5MB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. LB5MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 1-9.99 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.
+ Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Intermediate Tax Free Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Intermediate Tax Free Bond Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Intermediate Tax Free Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB).**

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Intermediate Tax Free Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers 10 Year Municipal Bond Index ("LB10MB") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the LB10MB. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LB10MB. The ending values were $12,550 and $12,952, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              7.43%
Start of Performance (12/20/1999)         6.99%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB has been adjusted to reflect reinvestment of dividends on securities in the index.
** The LB10MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. LB10MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

STATEMENT OF ADDITIONAL INFORMATION

August 21, 2003


Acquisition of the assets of

RIGGS STOCK FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Class A Shares of

FEDERATED CAPITAL APPRECIATION FUND,
a portfolio of Federated Equity Funds

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS SMALL COMPANY STOCK FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Class A Shares of

FEDERATED KAUFMANN FUND,
a portfolio of Federated Equity Funds

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS U.S. GOVERNMENT SECURITIES FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND,

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS BOND FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

FEDERATED TOTAL RETURN BOND FUND,
a portfolio of Federated Total Return Series, Inc.

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS SHORT TERM TAX FREE BOND FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

FEDERATED SHORT-TERM MUNICIPAL TRUST,

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS INTERMEDIATE TAX FREE BOND FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Shares of

FEDERATED INTERMEDIATE MUNICIPAL TRUST,
a portfolio of Intermediate Municipal Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS PRIME MONEY MARKET FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Institutional Service Shares of

AUTOMATED CASH MANAGEMENT TRUST,
a portfolio of Money Market Obligations Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


Acquisition of the assets of

RIGGS U.S. TREASURY MONEY MARKET FUND,
a portfolio of Riggs Funds

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010
Telephone No:  1-800-934-3883

By and in exchange for Shares of

AUTOMATED GOVERNMENT MONEY TRUST,
a portfolio of Money Market Obligations Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


      This Statement of Additional Information, dated August 21, 2003, is not a prospectus. A Combined Prospectus and Proxy Statement, dated August 21, 2003, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Capital Appreciation Fund and Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Series, Inc., on behalf of Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Intermediate Municipal Trust, on behalf of Federated Intermediate Municipal Trust, and Money Market Obligations Trust, on behalf of Automated Cash Management Trust and Automated Government Money Trust, at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Combined Prospectus and Proxy Statement.



TABLE OF CONTENTS


1. Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated December 31, 2002, revised April 7, 2003.

2. Statement of Additional Information of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated December 31, 2002.

3. Statement of Additional Information of Federated Total Return Government Bond Fund dated April 30, 2003.

4. Statement of Additional Information of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2002.

5. Statement of Additional Information of Federated Short-Term Municipal Trust, dated August 31, 2002.

6. Statement of Additional Information of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, dated July 31, 2003.

7. Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2002.

8. Statement of Additional Information of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2002.

9.    Statement of Additional Information of Riggs Funds, dated April 30,
      2003.

10. Audited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated October 31, 2002.

11. Audited Financial Statements of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated October 31, 2002.

12. Audited Financial Statements of Federated Total Return Government Bond Fund dated February 28, 2003.

13. Audited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated November 30, 2002.

14. Audited Financial Statements of Federated Short-Term Municipal Trust, dated June 30, 2002.

15. Audited Financial Statements of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, dated May 31, 2003.

16. Audited Financial Statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2002.

17. Audited Financial Statements of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2002.

18.   Audited Financial Statements of Riggs Funds, dated April 30, 2003.

19. Unaudited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated April 30, 2003.

20. Unaudited Financial Statements of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated April 30, 2003.

21. Unaudited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated May 31, 2003.

22. Unaudited Financial Statements of Federated Short-Term Municipal Trust, dated December 31, 2002.

23. Unaudited Financial Statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated January 31, 2003.

24. Unaudited Financial Statements of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated January 31, 2003.

25.   Pro Forma Financial Information for the acquisition:
         A. Acquisition of Riggs U.S. Government Securities Fund by Federated Total Return Government Bond Fund.
         B. Acquisition of Riggs Short Term Tax Free Bond Fund by Federated Short-Term Municipal Trust.
         C. Acquisition of Riggs Intermediate Tax Free Bond Fund by Federated Intermediate Municipal Trust.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the following reorganizations because the net asset value of the company being acquired does not exceed ten percent of the Acquiring Fund's net asset value, measured as of July 15, 2003:

         A. Acquisition of Riggs Stock Fund by Federated Capital Appreciation Fund.
         B. Acquisition of Riggs Small Company Stock Fund by Federated Kaufmann Fund.
         C. Acquisition of Riggs Bond Fund by Federated Total Return Bond
Fund.
         D. Acquisition of Riggs Prime Money Market Fund by Automated Cash Management Trust
         E. Acquisition of Riggs U.S. Treasury Money Market Fund by Automated Government Money Trust.

INFORMATION INCORPORATED BY REFERENCE


      The Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, is incorporated by reference to Federated Equity Funds' Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 2-91090), which was filed with the Securities and Exchange Commission on or about December 26, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, is incorporated by reference to Federated Equity Funds' Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 2-91090), which was filed with the Securities and Exchange Commission on or about December 26, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Total Return Government Bond Fund is incorporated by reference to Federated Total Return Government Bond Fund's Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A (File No. 33-60411), which was filed with the Securities and Exchange Commission on or about April 30, 2003 . A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Total Return Bond Fund, a portfolio Federated Total Return Series Inc., is incorporated by reference to Federated Total Return Series Inc.'s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 2-98237), which was filed with the Securities and Exchange Commission on or about July 29, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Federated Short-Term Municipal Trust is incorporated by reference to the Federated Short-Term Municipal Trust's Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A (File No. 2-72277), which was filed with the Securities and Exchange Commission on or about August 28, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, is incorporated by reference to Intermediate Municipal Trust's Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 2-98237), which was filed with the Securities and Exchange Commission on or about July 29, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 30, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 30, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Riggs Funds, is incorporated by reference to the Riggs Fund's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A (File No. 33-40428), which was filed with the Securities and Exchange Commission on or about June 27, 2003. A copy may be obtained from the Fund at 1-800-934-3883.


      The audited financial statements of Federated Capital Appreciation Fund, dated October 31, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Capital Appreciation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 26, 2002.

      The audited financial statements of Federated Kaufmann Fund, dated October 31, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Kaufmann Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 26, 2002.

      The audited financial statements of Federated Total Return Government Bond Fund, dated February 28, 2003, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Government Bond Fund, which was filed with the Securities and Exchange Commission pursuant to
Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 30, 2003.

      The audited financial statements of Federated Total Return Bond Fund, dated November 30, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 28, 2003.

      The audited financial statements of Federated Short-Term Municipal Trust, dated June 30, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Short-Term Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 26, 2002.

      The audited financial statements of Federated Intermediate Municipal Trust, dated May 31, 2003, are incorporated by reference to the Annual Report to shareholders of Federated Intermediate Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 30, 2002.

      The audited financial statements of Automated Cash Management Trust, dated July 31, 2002, are incorporated by reference to the Annual Report to shareholders of Automated Cash Management Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2002.

      The audited financial statements of Automated Government Money Trust, dated July 31, 2002, are incorporated by reference to the Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about October 1, 2002.

      The audited financial statements of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dated April 30, 2003, are incorporated by reference to the Annual Report to shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.

      The unaudited financial statements of Federated Capital Appreciation Fund, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Growth Strategies Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.


      The unaudited financial statements of Federated Kaufmann Fund, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Kaufmann Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.

      The unaudited financial statements of Federated Total Return Bond Fund, dated May 31, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 28, 2003

      The unaudited financial statements of Federated Short-Term Municipal Trust dated December 31, 2002 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Short-Term Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to
Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 27, 2003.

      The unaudited financial Statements of Automated Cash Management Trust, dated January 31, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Cash Management Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 28, 2003.

      The unaudited financial Statements of Automated Government Money Trust, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 28, 2003.

      The unaudited financial Statements of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dated October 31, 2002 are incorporated by reference to the Semi-Annual Report to shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 27, 2002.



Riggs U.S. Government Securities Fund
Federated Total Return Government Bond Fund
Notes to Pro Forma Financial Statements
Year Ended February 28, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs U.S. Government Securities Fund and Federated Total Return Government Bond Fund, collectively ("the Funds"), for the year ended February 28, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at February 28, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs U.S. Government Securities Fund for shares of Federated Total Return Government Bond Fund. Under generally accepted accounting principles, Federated Total Return Government Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended February 28, 2003 Riggs U.S. Government Securities Fund and Federated Total Return Government Bond Fund paid investment advisory fees computed at the annual rate of 0.70% and 0.50%, respectively, as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 5,403,010 Institutional Service Shares of Federated Total Return Bond Fund in exchange for 1,842,403 Class R Shares of Riggs U.S. Government Securities Fund and 3,947,034 Class Y Shares of Riggs U.S. Government Securities Fund which would have been issued at February 28, 2003 in connection with the proposed reorganization.



Pro Forma Combining Portfolio of Investments
February 28, 2003
                                  Federated                                                              Federated
                                  Total Return                                                           Total Return
Riggs U.S.        Federated       Government                             Riggs U.S.      Federated       Government
Government        Total Return    Bond Fund                              Government      Total Return    Bond Fund
Securities        Government      Pro Forma                              Securities      Government      Pro Forma
Fund              Bond Fund       Combined                               Fund            Bond Fund       Combined
Principal         Principal       Principal
Amount            Amount          Amount
or Shares         or Shares       or Shares                              Value           Value           Value
Asset-Backed Securities - 0.2%
$383,642           $ -            $383,642.00   EQCC Home Equity Loan    $391,491         $ -             $ 391,491
                                                Trust 1997-3, Class A8,
                                                6.41%, 12/15/2004
                                                (identified cost
                                                $383,580)
Collateralized Mortgage Obligations - 0.1%
 Finance - 0.1%
 128,857           -               128,857      Federal National          146,612         -               146,612
                                                Mortgage Association,
                                                Series 1988-16, Class
                                                B, 9.50%, 6/25/2018
 45,842            -               45,842       Federal National          52,276          -               52,276
                                                Mortgage Association,
                                                Series 1989-35, Class
                                                G, 9.50%, 7/25/2019
                                                Total Collateralized      198,888         -               198,888
                                                Mortgage Obligations
                                                (identified cost
                                                $175,780)
Mortgage Backed Securities - 4.3%
 Federal Home Loan Mortgage Corp. - 0.2%
 127,101           -               127,101      6.00%, 4/1/2003           129,202         -               129,202
 416,775           -               416,775      6.50%, 7/1/2004           423,787         -               423,787
                                                 Total                    552,989         -               552,989
 Federal National Mortgage Association - 0.0%
 114,538           -               114,538      7.50%, 6/1/2012           122,731         -               122,731
 Government National Mortgage Association - 4.1%
 1,413,865         -               1,413,865    6.50%, 5/15/2028          1,492,940       -               1,492,940
 3,352,119         -               3,352,119    6.50%, 10/15/2031         3,535,692       -               3,535,692
 4,005,573         -               4,005,573    7.00%, 8/15/2027          4,270,237       -               4,270,237
 4,039             -               4,039        7.50%, 6/15/2026          4,340           -               4,340
 12,542            -               12,542       7.50%, 10/15/2026         13,477          -               13,477
 811,651           -               811,651      7.50%, 10/15/2027         870,488         -               870,488
 487,657           -               487,657      8.00%, 10/15/2027         530,684         -               530,684
                                                 Total                    10,717,858      -               10,717,858
                                                TOTAL MORTGAGE BACKED     11,393,578      -               11,393,578
                                                SECURITIES (IDENTIFIED
                                                COST $10,866,159)
U.S. Treasury Obligations - 42.8%
 U.S. Treasury Bill - 0.6%
 1,502,000         -               1,502,000    13/6/2003                 1,501,850       -               1,501,850
 U.S. Treasury Bonds - 16.8%
 325,000           -               325,000      12.00%, 8/15/2013         473,333         -               473,333
 -                 2,200,000       2,200,000    11.250%, 2/15/2015        -               3,709,398       3,709,398
 -                 3,700,000       3,700,000    7.250%, 5/15/2016         -               4,819,842       4,819,842
 -                 2,050,000       2,050,000    8.750%, 5/15/2017         -               3,013,828       3,013,828
 350,000           -               350,000      7.875%, 2/15/2021         489,507         -               489,507
 -                 1,000,000       1,000,000    8.125%, 5/15/2021         -               1,432,030       1,432,030
 1,800,000         -               1,800,000    18.00%, 11/15/2021        2,556,288       -               2,556,288
 250,000           1,800,000       2,050,000    17.250%, 8/15/2022        331,758         2,388,654       2,720,412
 -                 6,000,000       6,000,000    6.250%, 8/15/2023         -               7,191,540       7,191,540
 1,000,000         4,000,000       5,000,000    17.125%, 2/15/2023        1,312,030       5,248,120       6,560,150
 245,000           -               245,000      16.50%, 11/15/2026        304,373         -               304,373
 219,000           -               219,000      16.125%, 11/15/2027       261,055         -               261,055
 63,000            -               63,000       16.125%, 11/15/2029       75,403          -               75,403
 216,000           9,000,000       9,216,000    15.375%, 2/15/2031        239,455         9,977,310       10,216,765
                                                 Total                    6,043,202       37,780,722      43,823,924
 U.S. Treasury Notes - 25.4%
 -                 5,000,000       5,000,000    1.625%, 1/31/2005         -               5,012,500       5,012,500
 1,000             -               1,000        16.50%, 5/15/2005         1,107           -               1,107
 900,000           4,000,000       4,900,000    17.000%, 7/15/2006        1,043,154       4,636,240       5,679,394
 -                 3,100,000       3,100,000    6.500%, 10/15/2006        -               3,562,086       3,562,086
 -                 5,500,000       5,500,000    3.500%, 11/15/2006        -               5,745,795       5,745,795
 -                 2,000,000       2,000,000    6.250%, 2/15/2007         -               2,296,880       2,296,880
 -                 2,000,000       2,000,000    6.625%, 5/15/2007         -               2,337,820       2,337,820
 -                 1,000,000       1,000,000    5.500%, 2/15/2008         -               1,131,720       1,131,720
 -                 2,750,000       2,750,000    4.750%, 11/15/2008        -               3,014,688       3,014,688
 -                 2,800,000       2,800,000    5.500%, 5/15/2009         -               3,189,816       3,189,816
 -                 2,000,000       2,000,000    6.000%, 8/15/2009         -               2,336,560       2,336,560
 7,109,000         7,000,000       14,109,000   14.875%, 2/15/2012        7,794,379       7,674,870       15,469,249
 -                 15,109,650      15,109,650   3.000%, 7/15/2012         -               16,769,294      16,769,294
                                                 Total                    8,838,640       57,708,269      66,546,909
                                                Total U.S. Treasury       16,383,692      95,488,991      111,872,683
                                                Obligations (identified
                                                cost $103,089,168)
U.S. Government Agency Obligations - 31.7%
 Federal Agricultural Mortgage Association - 0.8%
 1,700,000         -               1,700,000    8.07%, 4/16/2007          2,057,148       -               2,057,148
 Federal Home Loan Bank - 8.8%
 -                 7,000,000       7,000,000    7.250%, 2/15/2007         -               8,216,110       8,216,110
 -                 3,000,000       3,000,000    6.730%, 6/22/2009         -               3,558,330       3,558,330
 -                 900,000         900,000      6.500%, 11/13/2009        -               1,055,646       1,055,646
 -                 1,300,000       1,300,000    7.375%, 2/12/2010         -               1,595,269       1,595,269
 -                 4,450,000       4,450,000    7.625%, 5/14/2010         -               5,553,244       5,553,244
 -                 2,500,000       2,500,000    6.875%, 8/13/2010         -               3,008,275       3,008,275
                                                 Total                    -               22,986,874      22,986,874
 Federal Home Loan Mortgage Corp. - 9.5%
 2,900,000         -               2,900,000    7.375%, 5/15/2003         2,935,426       -               2,935,426
 4,000,000         -               4,000,000    13.25%, 1/15/2004         4,070,440       -               4,070,440
 -                 6,000,000       6,000,000    5.250%, 1/15/2006         -               6,519,180       6,519,180
 9,249,000         -               9,249,000    5.50%, 7/15/2006          10,179,079      -               10,179,079
 900,000           -               900,000      6.943%, 3/21/2007         1,049,791       -               1,049,791
 -                 70,000          70,000       6.750%, 9/15/2029         -               85,187          85,187
                                                 Total                    18,234,736      6,604,367       24,839,103
 Federal National Mortgage Association - 12.1%
 -                 8,900,000       8,900,000    6.500%, 8/15/2004         -               9,548,988       9,548,988
 -                 11,000,000      11,000,000   5.500%, 3/15/2011         -               12,231,010      12,231,010
 1,000,000         -               1,000,000    5.75%, 4/15/2003          1,005,228       -               1,005,228
 7,900,000         -               7,900,000    6.00%, 5/15/2011          9,044,552       -               9,044,552
                                                 Total                    10,049,780      21,779,998      31,829,778
 Student Loan Marketing Association - 0.5%
 1,000,000         -               1,000,000    7.30%, 8/1/2012           1,246,500       -               1,246,500
                                                Total U.S. Government     31,588,164      51,371,239      82,959,403
                                                Agency Obligations
                                                (identified cost
                                                $74,630,209)
 Repurchase Agreements - 6.5%
 588,000           -               588,000      Repurchase agreement      588,000         -               588,000
                                                with PaineWebber Group,
                                                Inc., dated 2/28/2003
                                                due 3/3/2003 at 1.29%,
                                                collateralized by U.S.
                                                Treasury obligations
                                                with various maturity
                                                to 5/15/2006
                                                (repurchase proceeds
                                                $588,063)
 17,089,438        -               17,089,438   Repurchase agreement      17,089,438      -               17,089,438
                                                with UBS Warburg LLC,
                                                dated 2/28/2003 due
                                                3/3/2003 at 1.40%,
                                                collateralized by U.S.
                                                Treasury obligations
                                                with various maturity
                                                to 2/15/2031
                                                (repurchase proceeds
                                                $17,089,438)(held as
                                                collateral for
                                                securities lending)
                                                Total repurchase          17,677,438                      17,677,438
                                                agreements (identified
                                                cost $17,677,438)
 Mutual Funds - 20.2%
 -                 3,551,210       3,551,210    Federated Mortgage Core   -               36,719,513      36,719,513
                                                Portfolio
 -                 16,028,105      16,028,105   Government Obligations    -               16,028,105      16,028,105
                                                Fund
                                                Total mutual funds        -               52,747,618      52,747,618
                                                (identified cost
                                                $51,223,780)
                                                Total investments        77,633,251      199,607,848     277,241,099
                                                -106.0% (identified
                                                cost $258,046,114)2
                                                Other Assets and          (16,792,349)    993,255         (15,799,094)
                                                Liabilities - Net -
                                                (0.6%)
                                                Total Net Assets - 100%   $  60,840,902   $200,601,103    $ 261,442,005
                                                                                         ---------------------------------


1 Certain principal amounts on loan to broker.
2 The cost of investments for federal tax purposes amounts to $258,160,394.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.


                                   Riggs U. S. Government Securities Fund
                                   Federated Total Return Government Bond Fund
                                   Pro Forma Combining Statements of Assets and Liabilities
                                   February 28,
                                   2003
                              ------------------------------------------------------------------
                                                                                                Federated
                                                                                                Total
                                                          Federated                             Return
                                                          Total                                 Government
                                   Riggs                  Return                                Bond Fund
                                   U. S. Government       Government          Pro Forma         Pro Forma
                                   Securities Fund        Bond Fund           Adjustment        Combined
                                   -----------------      ----------------    -----------------  ----------------
Assets:
------------------------------
Investments in securities,          $ 59,955,813           $ 199,607,848       -                 259,563,661
at value                                            (a)
------------------------------
------------------------------
Investments in repurchase           17,677,438             -                   -                 17,677,438
agreements
------------------------------     -----------------      ----------------    ---------------   -----------------
 Total investments, at value        77,633,251             199,607,848         -                 277,241,099
------------------------------
Cash                                2,243                  -                   -                 2,243
------------------------------
Income receivable                   533,911                1,129,687           -                 1,663,598
------------------------------
Receivable for shares sold          -                      204,897             -                 204,897
------------------------------     -----------------      ----------------    ---------------   -----------------
 Total assets                       78,169,405             200,942,432         -                 279,111,837
------------------------------     -----------------      ----------------    ---------------   -----------------
Liabilities:
------------------------------
Income distribution payable         234,180                178,591             -                 412,771
------------------------------
Payable upon return of              17,089,438             -                   -                 17,089,438
securities loaned
------------------------------
Payable for shares redeemed         -                      128,192             -                 128,192
------------------------------
Payable to bank                     -                      31                  -                 31
------------------------------
Accrued expenses                    4,885                  34,515              -                 39,400
------------------------------     -----------------      ----------------    ---------------
 Total liabilities                  17,328,503             341,329             -                 17,669,832
------------------------------     -----------------      ----------------    ---------------   -----------------
Net Assets                          $ 60,840,902           $ 200,601,103       $ -               $  61,442,005
------------------------------     -----------------      ----------------    ---------------   -----------------
Net Assets Consist of:
------------------------------
Paid in capital                     $ 55,684,619           $ 188,797,841       $ -               244,482,460
------------------------------
------------------------------
Net unrealized appreciation          4,376,321             14,818,666          -                 19,194,987
of investments
------------------------------
Accumulated net realized
gain (loss) on
 investments                        780,630                (2,999,626)         -                 (2,218,996)
------------------------------
---------------------------------
Distributions in excess of net      (668)                  (15,778)            -                 (16,446)
investment income
---------------------------------  -----------------      ----------------
                                                                                                -----------------
 Total Net Assets                   $ 60,840,902           $ 200,601,103       $ -               $261,442,005
------------------------------     -----------------      ----------------    ---------------   -----------------

Net Assets:
Class R Shares                      $ 19,359,707           $ -                 $(19,359,707) (b) $ -
                                   -----------------      ----------------    ---------------   -----------------
Class Y Shares                      $ 41,481,195           $ -                 $(41,481,195) (b) $ -
                                   -----------------      ----------------    ---------------   -----------------
                                   -----------------      ----------------    ---------------   -----------------
Institutional Shares                $ -                    $ 156,974,877       $ -               $156,974,877
                                   -----------------      ----------------    ---------------   -----------------
                                                                                                -----------------
Institutional Service Shares        $ -                    $ 43,626,226        $             (b) $104,467,128
                                                                              60,840,902
                                   -----------------      ----------------    ---------------   -----------------
Shares Outstanding:
Class R Shares                     1,842,403               -                   (1,842,403)   (b) -
                                                          ----------------    ---------------   -----------------
                                   -----------------
Class Y Shares                     3,947,034               -                   (3,947,034)   (b) -
                                   -----------------      ----------------    ---------------   -----------------
                                    -                      13,942,017          -                 13,942,017
Institutional Shares
                                   -----------------      ----------------    ---------------   -----------------
                                                          ----------------
                                    -
Institutional Service Shares                               3,874,710           5,403,010     (b) 9,277,720
                                   -----------------      ----------------    ---------------   -----------------

Net Asset Value, Offering
Price and
  Redemption Proceeds Per
Shares:
Class R Shares                      $ 10.51                $ -                 $ -               $ -
                                   -----------------      ----------------    ---------------   -----------------
Class Y Shares                      $ 10.51                $ -                 $ -               $ -
                                   -----------------      ----------------    ---------------   -----------------
Institutional Shares                $ -                    $ 11.26             $ -               $ 11.26
                                   -----------------      ----------------    ---------------   -----------------
Institutional Service Shares        $ -                    $ 11.26             $ -               $ 11.26
                                   -----------------      ----------------    ---------------   -----------------

Redemption Proceeds Per
Share (c)
Class R Shares                      $ 10.30         (d)    $ -                 $ -               $ -
                                   -----------------      ----------------    ---------------   -----------------
Class Y Shares                      $ 10.51                $ -                 $ -               $ -
                                   -----------------      ----------------    ---------------   -----------------
Institutional Service Shares        $ -                    $ -                 $ -               $ -
                                   -----------------      ----------------    ---------------   -----------------

Investments, at identified          $ 73,256,932           $ 184,789,182       $ -               $258,046,114
cost
                                   -----------------      ----------------    ---------------   -----------------



(a) Including $17,089,438 of
securities loaned.
(b) Adjustment to reflect share balance and combined net asset value as a result of the combination.
(c) See "What Do Shares Cost" in
the Prospectus.
(d) Computation of minimum redemption proceeds per share 98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                         Riggs U. S. Government Securities Fund
                                         Federated Total Return Government Bond Fund
                                         Pro Forma Combining Statements of Operations
                                                             Year Ended
                                                             February 28,
                                                             2003
                                    ----------------------------------------------------------------------------
                                                                                                 Federated
                                                                                                 Total
                                                             Federated                           Return
                                                             Total                               Government
                                         Riggs               Return                              Bond Fund
                                         U. S. Government    Government         Pro Forma        Pro Forma
                                         Securities Fund     Bond Fund          Adjustment       Combined
                                         ------------------------------------   --------------------------------
Investment Income:
Dividends                                 $ -                 $ 2,035,278        $ -              $2,035,278
Interest                                  3,811,952           5,795,026          -                9,606,978
                                         -----------------   ----------------   --------------   ---------------
 Total investment income                  3,811,952           7,830,304          -                11,642,256
Expenses:
Investment adviser fee                    611,601             748,968            (53,359)         1,307,210
                                                                                              (a)
Administrative personnel and              130,474             155,000            (130,474)        155,000
services fee                                                                                  (b)
Custodian fees                            16,309              10,606             (16,309)         10,606
                                                                                              (c)
Transfer and dividend disbursing
agent
  fees and expenses                       8,433               66,507             (8,433)          66,507
                                                                                              (d)
Directors'/Trustees' fees                 1,037               12,100             (1,037)          12,100
                                                                                              (e)
Auditing fees                             18,089              23,893             (18,089)         23,893

                                                                                              (f)
Legal fees                                3,342               3,723              (3,342)          3,723
                                                                                              (g)
Portfolio accounting fees                 1,805               61,705             (1,805)          61,705
                                                                                              (h)
Distribution services fee - Class         51,462              -                  (51,462)          -
R Shares
                                                                                              (i)
Distribution services fee -               -                   94,225             166,943          261,168
Institutional Service Shares
                                                                                              (j)
Shareholder services fee - Class R        51,462              -                  (51,462)          -
Shares                                                                                        (k)
Shareholder services fee - Class Y        152,405                                (152,405)         -
Shares                                                                                        (k)
Shareholder services fee -                -                   280,259            112,178          392,437
Institutional Shares
                                                                                              (l)
Shareholder services fee -                -                   94,225             166,943          261,168
Institutional Service Shares
                                                                                              (l)
Share registration costs                  24,578              43,328             (24,578)         43,328

                                                                                              (m)
Printing and postage                      6,738               21,232             (6,738)          21,232

                                                                                              (n)
Insurance premiums                        1,408               1,092              (1,408)          1,092

                                                                                              (o)
Miscellaneous                             1,238               8,315              (1,238)          8,315

                                                                                              (p)
                                         -----------------   ----------------   --------------
                                                                                --------------   ---------------
 Total expenses                           1,080,381           1,625,178          (76,075)         2,629,484
                                         -----------------   ----------------   --------------   ---------------
                                                                                                 ---------------
Waivers and Reimbursements:
Waiver of investment adviser fee          (326,188)           (720,443)          (208,291)        (1,254,922)
                                                                                              (q)
Waiver of transfer and dividend
disbursing agent
 fees and expenses - Institutional        -                   (2,068)            (828)            (2,896)
Shares
                                                                                              (r)
Waiver of transfer and dividend
disbursing agent
 fees and expenses - Institutional        -                   (758)              (1,343)          (2,101)
Service Shares
                                                                                              (r)
Waiver of distribution services fee -     -                   (60,304)           (106,843)        (167,147)
Institutional Service Shares
                                                                                              (s)
Waiver of shareholder services fee        (30,878)            -                  30,878            -
- Class R Shares
                                                                                              (t)
Waiver of shareholder services fee        (74,057)            -                  74,057            -
- Class Y Shares
                                                                                              (t)
Waiver of shareholder services fee -      -                   (235,417)          (94,230)         (329,647)
Institutional Shares
                                                                                              (u)
Reimbursement of investment               -                   (6,552)            (4,670)          (11,222)
adviser fee
                                                                                              (v)
Reimbursement of other operating          -                   (29,858)           (21,625)         (51,483)
expenses
                                                                                              (w)
                                         -----------------   ----------------   --------------
                                                                                                 ---------------
 Total waivers and reimbursements         (431,123)           (1,055,400)        (332,895)        (1,819,418)
                                         -----------------   ----------------   --------------   ---------------
                                                                                                 ---------------
Net expenses                              649,258             569,778            (408,970)        810,066
                                         -----------------   ----------------   --------------   ---------------
                                                                                                 ---------------
Net investment income                     $ 3,162,694         $ 7,260,526        $ 408,970        $10,832,190
                                         -----------------   ----------------   --------------   ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on               2,718,248           (59,506)           -                2,658,742
investments
Net change in unrealized
appreciation/depreciation of
 investments                              859,753             9,383,896          -                10,243,649
                                         -----------------   ----------------                    ---------------
                                                                                --------------
 Net realized and unrealized gain         3,578,001           9,324,390          -                12,902,391
on investments
                                                                                --------------
                                         -----------------   ----------------   --------------   ---------------
 Change in net assets resulting           $ 6,740,695         $ 16,584,916       $  408,970       $ 23,734,581
from operations
                                         -----------------   ----------------   --------------   ---------------

(See Legend to Pro Forma Adjustments on
the following page)
(See Notes to Pro Forma Financial
Statements)



Riggs U.S. Government Securities Fund
Federated Total Return Government Bond Fund
Notes to Pro Forma Combining Statements of Operations
Year Ended February 28, 2003



(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.50% of the Federated Total Return Government Bond Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Director's fee reductions due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit fee reductions due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal Fee reductions due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee reductions due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs U.S. Government Securities12b-1 fee for Class R Shares and Class Y Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the distribution (12b-1) accrual of 0.25% due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs U.S. Government Securities shareholder services fee for Class R Shares and Class Y Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the shareholder services fee accrual of 0.25% due to the combining of two portfolios into one.


(m) Adjustment to reflect the Share registration costs reductions due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reduction due to combining of two portfolios into one.

(o) Adjustment to reflect the insurance premium expense reduction due to combining of two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined net assets of funds.

(r) Adjustment to reflect waiver of transfer agent fee being brought in line based on the net assets of funds.

(s) Adjustment to reflect waiver of distribution (12b-1) fee being brought in line based on the combined net assets of funds.

(t) Adjustment to reflect the elimination of shareholder services fee waiver for Riggs U.S. Government Securities Fund, Class R Shares and Class Y Shares which is no longer applicable due to the combining of two portfolios into one.

(u) Adjustment to reflect waiver of shareholder services fee being brought in line based on the net assets of funds.


(v) Adjustment to reflect reimbursement of the investment adviser fee being brought in line based on the net assets of funds.

(w) Adjustment to reflect reimbursement of other operating expenses being brought in line based on the net assets of funds.




Riggs Short Term Tax Free Bond Fund
 Federated Short-Term Municipal Trust
Notes to Pro Forma Financial Statements
Year Ended June 30, 2002
Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust, collectively ("the Funds"), for the year ended June 30, 2002. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2002.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Short Term Tax Free Bond Fund for shares of Federated Short-Term Municipal Trust. Under generally accepted accounting principles, Federated Short-Term Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended June 30, 2002, Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust paid investment advisory fees computed at the annual rate of 0.75% and 0.40%, respectively, as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 5,414,955 Institutional Service Shares of Federated Short-Term Municipal Trust in exchange for 5,356,211 Class R Shares of Riggs Short Term Tax Free Bond Fund which would have been issued at June 30, 2002 in connection with the proposed reorganization.


Pro Forma Combining Portfolio of Investments
June 30, 2002


                                  Federated                                                                             Federated
Riggs               Federated     Short-Term                                           Riggs                            Short-Term
Short Term          Short-Term    Municipal Trust                                      Short Term      Federated        Municipal
Tax Free            Municipal     Pro Forma                                            Tax Free        Short-Term       Trust Pro
Bond Fund           Trust         Combined                                             Bond Fund       Municipal Trust  Forma
Principal           Principal     Principal                                                                             Combined
Amount              Amount        Amount
or Shares           or Shares     or Shares                                            Value           Value            Value
                                                    Short-Intermediate Municipal
                                                    Securities--91.1%
                                                    Alabama--3.3%
 -                  978,032       978,032           (1) Birmingham, AL, Fire            -              $1,019,119       $1,019,119
                                                    Equipment Lease Obligation No. 2,
                                                    5.60%, 11/5/2004
 -                  860,000       860,000           Huntsville, AL Health Care          -              890,023          890,023
                                                    Authority, Revenue Bonds , 4.75%
                                                    (Huntsville Hospital System),
                                                    6/1/2004
 -                  3,280,000     3,280,000         Huntsville, AL, GO UT Warrants ,    -              3,297,023        3,297,023
                                                    5.375%, 12/1/2003
 -                  1,275,000     1,275,000         Lauderdale County & Florence, AL    -              1,390,260        1,390,260
                                                    Health Care Authority, Revenue
                                                    Bonds (Series 2000A), 5.50%
                                                    (Coffee Health Group), 7/1/2006
 -                  1,190,000     1,190,000         Lauderdale County & Florence, AL    -              1,285,474        1,285,474
                                                    Health Care Authority, Revenue
                                                    Bonds Series 2000A), 5.50%
                                                    (Coffee Health Group), 7/1/2005
 -                  2,000,000     2,000,000         Mobile, AL IDB, (Series 1994A),     -              2,000,840        2,000,840
                                                    3.25% TOBs (International Paper
                                                    Co.), Optional Tender 12/1/2002
                                                    Total                               -              9,882,739        9,882,739
                                                    Alaska--3.0%
 -                  3,000,000     3,000,000         Alaska State Housing Finance        -              3,250,470        3,250,470
                                                    Corp., State Capital Project
                                                    Revenue Bonds (Series 2001A),
                                                    5.00%, 12/1/2006
 -                  1,260,000     1,260,000         Anchorage, AK, UT GO Bonds          -              1,317,695        1,317,695
                                                    (Series B), 5.00% (FGIC INS),
                                                    12/1/2003
 -                  3,500,000     3,500,000         Valdez, AK Marine Terminal,         -              3,505,460        3,505,460
                                                    (Series 1994B), 3.10% TOBs
                                                    (Phillips Transportation Alaska,
                                                    Inc.)/(Phillips Petroleum Co.
                                                    GTD), Optional Tender 1/1/2003
 -                  1,000,000     1,000,000         Valdez, AK Marine Terminal,         -              998,800          998,800
                                                    (Series 1994C), 2.90% TOBs
                                                    (Phillips Transportation Alaska,
                                                    Inc.)/(Phillips Petroleum Co.
                                                    GTD), Optional Tender 1/1/2003
                                                    Total                               -              9,072,425        9,072,425
                                                    Arizona--2.9%
 -                  3,000,000     3,000,000         Arizona State Transportation        -              3,103,920        3,103,920
                                                    Board, Transportation Excise Tax
                                                    Revenue Bonds (Series 2000),
                                                    5.00% (Maricopa County, AZ
                                                    Regional Area Road Fund), 7/1/2003
 -                  1,500,000     1,500,000         Maricopa County, AZ Pollution       -              1,501,770        1,501,770
                                                    Control Corp., (Series 1994E),
                                                    3.75% TOBs (Arizona Public
                                                    Service Co.), Mandatory Tender
                                                    4/8/2003
 -                  2,000,000     2,000,000         Maricopa County, AZ Pollution       -              1,994,540        1,994,540
                                                    Control Corp., Refunding Revenue
                                                    Bonds (Series 1994B), 3.30% TOBs
                                                    (Arizona Public Service Co.),
                                                    Mandatory Tender 11/1/2002
 -                  1,000,000     1,000,000         Maricopa County, AZ, IDA, 2.00%     -              1,000,000        1,000,000
                                                    CP (American Water Capital
                                                    Corp.), Mandatory Tender 9/5/2002
1,000,000            -            1,000,000         Maricopa County, AZ, Unified       1,058,880        -               1,058,880
                                                    School District No. 97, GO UT,
                                                    5.20% (FGIC LOC)/(Original Issue
                                                    Yield: 5.30%), 7/1/2007
                                                    Total                               1,058,880      7,600,230        8,659,110
                                                    Arkansas--0.6%                      -
 -                  1,000,000     1,000,000         Arkansas Development Finance        -              1,000,030        1,000,030
                                                    Authority, Exempt Facilities
                                                    Revenue Bonds, 3.50% TOBs (Waste
                                                    Management, Inc. GTD), Mandatory
                                                    Tender 8/1/2002
 -                  677,922       677,922           Arkansas Development Finance        -              666,221          666,221
                                                    Authority, SFM Revenue Bonds
                                                    (Series 1997A-R), 6.50% (MBIA
                                                    INS), 2/1/2011
                                                    Total                               -              1,666,251        1,666,251
                                                    California--0.7%
 -                  1,000,000     1,000,000         California Statewide Communities    -              1,003,000        1,003,000
                                                    Development Authority, Revenue
                                                    Bonds (Series 2002C), 3.70% TOBs
                                                    (Kaiser Permanente), Mandatory
                                                    Tender 2/1/2005
 -                  1,000,000     1,000,000         California Statewide Communities    -              1,023,650        1,023,650
                                                    Development Authority, Revenue
                                                    Bonds (Series 2002D), 4.35% TOBs
                                                    (Kaiser Permanente), Mandatory
                                                    Tender 2/1/2007
                                                    Total                               -              2,026,650        2,026,650
                                                    Colorado--0.8%
 -                  415,000       415,000           Colorado HFA, SFM Revenue Bond,     -              434,576          434,576
                                                    (Series C-1), 7.65%, 12/1/2025
 -                  142,000       142,000           Colorado HFA, SFM Program Senior    -              143,123          143,123
                                                    Bonds, (Series 1998C-2), 4.50%,
                                                    11/1/2005
 -                  105,000       105,000           Colorado HFA, SFM Program           -              105,870          105,870
                                                    Subordinate Bonds, (Series
                                                    1998B), 4.625%, 11/1/2005
 -                  500,000       500,000           Colorado Health Facilities          -              501,330          501,330
                                                    Authority, Hospital Refunding
                                                    Revenue Bonds, 4.50% (Parkview
                                                    Medical Center), 9/1/2002
 -                  500,000       500,000           Colorado Health Facilities Authority, Hospital     509,565
                                                    Refunding Revenue Bonds, 4.75% (Parkview Medical
                                                    Center), 9/1/2003
                                                                                        -                               509,565
 -                  640,000       640,000           Colorado Health Facilities          -              662,419          662,419
                                                    Authority, Hospital Refunding
                                                    Revenue Bonds, 5.00% (Parkview
                                                    Medical Center), 9/1/2004
                                                    Total                                              2,356,883        2,356,883
                                                    Connecticut--0.4%
1,000,000            -            1,000,000         Connecticut State, (Series B),     1,069,530        -               1,069,530
                                                    5.35% (Original Issue Yield:
                                                    5.33%), 6/15/2010 (@100)
                                                    District Of
                                                    Columbia--0.4%
 -                  1,200,000     1,200,000         District of Columbia, Revenue       -              1,234,332        1,234,332
                                                    Bonds (Series 1999), 5.30% TOBs
                                                    (819 7th Street, LLC
                                                    Issue)/(Branch Banking & Trust
                                                    Co., Winston-Salem LOC),
                                                    Mandatory Tender 10/1/2004
                                                    Florida--2.2%
 -                  995,000       995,000           Florida Housing Finance Corp.,      -              1,028,711        1,028,711
                                                    Homeowner Mortgage Revenue Bonds,
                                                    (Series 2), 4.75% (MBIA INS),
                                                    7/1/2019
 -                  1,300,000     1,300,000         Florida State Board of Education    -              1,372,462        1,372,462
                                                    Capital Outlay, UT GO Bonds
                                                    (Series 2001E), 5.00% (Florida
                                                    State), 6/1/2004
 -                  500,000       500,000           Miami Beach, FL Health Facilities   -              469,690          469,690
                                                    Authority, Hospital Revenue Bonds
                                                    (Series 2001B), 5.50% TOBs (Mt.
                                                    Sinai Medical Center, FL)
                                                    5/15/2005
 -                  1,885,000     1,885,000         Miami-Dade County, FL School        -              2,065,922        2,065,922
                                                    District, COPS (Series A), 5.25%,
                                                    10/1/2006
 -                  1,600,000     1,600,000         Palm Beach County, FL Health        -              1,692,480        1,692,480
                                                    Facilities Authority, Hospital
                                                    Refunding Revenue Bonds (Series
                                                    2001), 5.00% (BRCH Corp.
                                                    Obligated Group), 12/1/2004
                                                    Total                               -              6,629,265        6,629,265
                                                    Georgia--0.9%
 -                  1,700,000     1,700,000         Decatur County-Bainbridge, GA       -              1,700,068        1,700,068
                                                    IDA, Revenue Bonds , 4.00% TOBs
                                                    (John B. Sanifilippo &
                                                    Son)/(LaSalle Bank, N.A. LOC),
                                                    Mandatory Tender 6/1/2006
950,000              -            950,000           Georgia Municipal Electric         1,009,812        -               1,009,812
                                                    Authority, Refunding Revenue
                                                    Bonds (Series Z), 5.10% (FSA
                                                    LOC)/(Original Issue Yield:
                                                    5.15%), 1/1/2005
                                                    Total                              1,009,812       1,700,068        2,709,880
                                                    Hawaii--1.1%
2,000,000            -            2,000,000         Hawaii State, GO UT (Series CB)    2,212,080        -               2,212,080
                                                    Refunding Bonds, 5.75% (Original
                                                    Issue Yield: 5.90%), 1/1/2007
1,000,000            -            1,000,000         Hawaii State, GO UT (Series CL),   1,076,920        -               1,076,920
                                                    5.10% (Original Issue Yield:
                                                    5.15%), 3/1/2006
                                                    Total                              3,289,000        -               3,289,000
                                                    Illinois--6.9%
 -                   1,585,000    1,585,000         Broadview, IL, Tax Increment Financing Revenue      1,585,238       1,585,238
                                                    Bonds, 4,40%, 7/1/2002
1,000,000            -            1,000,000         Chicago, IL, GO UT, 5.40% (FGIC    1,070,210        -               1,070,210
                                                    LOC), 1/1/2005
1,550,000            -            1,550,000         Chicago, IL, GO UT Refunding       1,689,097        -               1,689,097
                                                    Bonds, 6.30% (AMBAC
                                                    LOC)/(Original Issue Yield:
                                                    6.40%), 1/1/2005
1,000,000            -            1,000,000         Chicago, IL, O'Hare International  1,098,240        -               1,098,240
                                                    Airport, (Series A), 6.375% (MBIA
                                                    LOC)/(Original Issue Yield:
                                                    6.735%), 1/1/2012
1,000,000            -            1,000,000         Chicago, IL, O'Hare International  1,087,260        -               1,087,260
                                                    Airport, Revenue Bonds (Series
                                                    A), 5.375% (AMBAC LOC)/(Original
                                                    Issue Yield: 5.50%), 1/1/2007
1,000,000            -            1,000,000         Chicago, IL Public Building        1,041,730        -               1,041,730
                                                    Commission, Revenue Bonds (Series
                                                    C), 5.80% (Chicago, IL Park
                                                    District)/(FGIC LOC)/(Original
                                                    Issue Yield: 5.886%), 1/1/2013
 -                  45,000        45,000            Chicago, IL SFM, Collateralized     -              46,170           46,170
                                                    SFM Revenue Bonds, (Series A-1),
                                                    4.85% (GNMA COL), 3/1/2015
 -                  1,030,000     1,030,000         Illinois Health Facilities          -              1,062,239        1,062,239
                                                    Authority, Revenue Bonds, (Series
                                                    1998), 5.25% (Centegra Health
                                                    System), 9/1/2003
 -                  1,000,000     1,000,000         Illinois Health Facilities          -              1,003,660        1,003,660
                                                    Authority, Revenue Refunding
                                                    Bonds (Series A), 4.80% (Advocate
                                                    Health Care Network)/(Original
                                                    Issue Yield: 4.90%), 8/15/2002
 -                  2,000,000     2,000,000         Illinois Health Facilities          -              2,061,100        2,061,100
                                                    Authority, Revenue Refunding
                                                    Bonds (Series A), 5.00% (Advocate
                                                    Health Care Network), 8/15/2003
 -                  1,000,000     1,000,000         Illinois State, UT GO Bonds         -              1,080,500        1,080,500
                                                    (First Series of December 2000),
                                                    5.50%, 12/1/2004
 -                  2,000,000     2,000,000         Illinois State, UT GO Bonds         -              2,078,460        2,078,460
                                                    (Series 2000), 5.25%, 8/1/2003
1,000,000            -            1,000,000         Lake County, IL, (Series A) Water  1,047,770        -               1,047,770
                                                    & Sewer Refunding Revenue Bonds,
                                                    5.50% (AMBAC LOC)/(Original Issue
                                                    Yield: 5.65%), 12/1/2009
1,000,000            -            1,000,000         Northern Cook County, IL Solid     1,011,500        -               1,011,500
                                                    Waste Agency, Resource Recovery
                                                    Improvement Bonds, 6.30% (MBIA
                                                    Insurance Corp. LOC)/(Original
                                                    Issue Yield: 6.40%), 5/1/2004
 -                  3,050,000     3,050,000         Will & Kendall Counties, IL         -              3,397,456        3,397,456
                                                    Community Consolidated School
                                                    District No. 202, UT GO Bonds ,
                                                    5.50%, 12/30/2007
                                                    Total                               8,045,807      12,314,823       20,360,630
                                                    Indiana--1.0%
 -                  1,000,000     1,000,000         Indiana Development Finance         -              1,006,620        1,006,620
                                                    Authority, Refunding Revenue
                                                    Bonds (Series 1998A), 4.75% TOBs
                                                    (Southern Indiana Gas & Electric
                                                    Co.), Mandatory Tender 3/1/2006
 -                  1,200,000     1,200,000         Indiana Health Facility Financing   -              1,268,376        1,268,376
                                                    Authority, Health System Revenue
                                                    Bonds (Series 2001), 5.00%
                                                    (Sisters of St. Francis Health
                                                    Services), 11/1/2004
 -                  760,000       760,000           Indiana State HFA, SFM Revenue      -              783,636          783,636
                                                    Bonds, (Series C-3), 4.75%,
                                                    1/1/2029
                                                    Total                               -              3,058,632        3,058,632
                                                    Iowa--0.7%
 -                  1,880,000     1,880,000         Iowa Finance Authority, Iowa        -              1,994,454        1,994,454
                                                    State Revolving Fund Revenue
                                                    Bonds (Series 2001), 5.00%,
                                                    8/1/2004
 -                                                  Kansas--2.8%
 -                  2,000,000     2,000,000         Burlington, KS, (Series B), 3.25%   -              2,002,820        2,002,820
                                                    TOBs (Kansas City Power And Light
                                                    Co.), Optional Tender 8/30/2002
1,000,000            -            1,000,000         Johnson County, KS, Unified        1,042,710        -               1,042,710
                                                    School District No. 233, GO UT,
                                                    5.25% (FGIC LOC)/(Original Issue
                                                    Yield: 5.30%), 9/1/2017
 -                  2,000,000     2,000,000         La Cygne, KS, Environmental         -              2,026,600        2,026,600
                                                    Improvement Revenue Refunding
                                                    Bonds, (Series 1994), 3.90% TOBs
                                                    (Kansas City Power And Light
                                                    Co.), Mandatory Tender 9/1/2004
 -                  265,000       265,000           Sedgwick & Shawnee Counties, KS,    -              269,979          269,979
                                                    SFM Revenue Bonds,
                                                    Mortgage-Backed Securities
                                                    Program, (Series 1998 A-1), 4.70%
                                                    (GNMA Collateralized Home
                                                    Mortgage Program COL), 12/1/2008
 -                  1,640,000     1,640,000         Sedgwick & Shawnee Counties, KS,    -              1,708,732        1,708,732
                                                    SFM Revenue Bonds,
                                                    Mortgage-Backed Securities
                                                    Program, (Series 1998 A-1), 5.00%
                                                    (GNMA Collateralized Home
                                                    Mortgage Program COL), 6/1/2013
 -                  340,000       340,000           Sedgwick & Shawnee Counties, KS,    -              346,501          346,501
                                                    SFM Revenue Bonds (Series
                                                    2001B-1), 4.00% (GNMA
                                                    Collateralized Home Mortgage
                                                    Program GTD), 12/1/2013
1,000,000            -            1,000,000         Topeka, KS, (Series B), 5.00%      1,026,210        -               1,026,210
                                                    (MBIA Insurance Corp. LOC),
                                                    8/15/2016
                                                    Total                               2,068,920      6,354,632        8,423,552
                                                    Louisiana--4.7%
 -                  1,000,000     1,000,000         Calcasieu Parish, LA, IDB, PCR      -              1,037,500        1,037,500
                                                    Refunding Bonds, (Series 2001),
                                                    4.80% (Occidental Petroleum
                                                    Corp.), 12/1/2006
 -                  2,200,000     2,200,000         Lake Charles, LA Harbor &           -              2,281,246        2,281,246
                                                    Terminal District, Port
                                                    Facilities Revenue Refunding
                                                    Bond, Trunkline Lining Co
                                                    Project, 7.75% (Duke Energy
                                                    Corp.), 8/15/2022
 -                  1,935,000     1,935,000         Louisiana Agricultural Finance      -              2,005,182        2,005,182
                                                    Authority, Revenue Bonds, 5.20%
                                                    (Louisiana-Pacific
                                                    Corp.)/(Hibernia National Bank
                                                    LOC), 5/1/2004
2,000,000            -            2,000,000         Louisiana PFA, Refunding Revenue   2,022,380        -               2,022,380
                                                    Bonds, 5.95% (AXA LOC), 6/15/2019
 -                  2,000,000     2,000,000         Louisiana State Energy & Power      -              2,038,400        2,038,400
                                                    Authority, Refunding Revenue
                                                    Bonds (Series 2000), 5.25%
                                                    (Rodemacher Unit No. 2 Project),
                                                    1/1/2003
 -                  2,500,000     2,500,000         St. Charles Parish, LA, PCR         -              2,537,775        2,537,775
                                                    Refunding Bonds (Series 1999-C),
                                                    5.35% TOBs (Entergy Louisiana,
                                                    Inc.), Mandatory Tender 10/1/2003
 -                  2,000,000     2,000,000         St. Charles Parish, LA, PCR         -              2,005,320        2,005,320
                                                    Refunding Revenue Bonds (Series
                                                    1999A), 4.90% TOBs (Entergy
                                                    Louisiana, Inc.), Mandatory
                                                    Tender 6/1/2005
                                                    Total                               2,022,380      11,905,423       13,927,803
                                                    Maryland--0.3%
 -                  1,000,000     1,000,000         Prince Georges County, MD, IDRB     -              1,002,650        1,002,650
                                                    (Series 1993), 4.25% TOBs
                                                    (International Paper Co.),
                                                    Optional Tender 7/15/2002
                                                    Massachusetts--2.6%
1,000,000            -            1,000,000         Boston, MA, (Series A), 5.00%      1,036,590        -               1,036,590
                                                    (MBIA Insurance Corp. LOC),
                                                    2/1/2012 (@100)
1,000,000            -            1,000,000         Lawrence, MA, GO UT, 5.50% (AMBAC  1,092,530        -               1,092,530
                                                    LOC)/(Original Issue Yield:
                                                    4.71%), 2/1/2011
 -                  2,495,000     2,495,000         Massachusetts HEFA, Revenue Bonds   -              2,564,810        2,564,810
                                                    (Series 1999A), 5.25% (Caritas
                                                    Christi Obligated Group), 7/1/2004
 -                  1,060,000     1,060,000         Massachusetts HEFA, Revenue Bonds   -              1,105,548        1,105,548
                                                    (Series C), 5.00% (Milton
                                                    Hospital), 7/1/2004
1,000,000            -            1,000,000         Massachusetts HEFA, (Series E)     1,005,910        -               1,005,910
                                                    Refunding Revenue Bonds, 5.50%
                                                    (Original Issue Yield: 6.30%),
                                                    10/1/2019
1,000,000            -            1,000,000         Massachusetts State Special        1,023,280        -               1,023,280
                                                    Obligation Revenue, (Series A),
                                                    5.00%, 6/1/2017
                                                    Total                               4,158,310      3,670,358        7,828,668
                                                    Michigan--4.1%
1,000,000            -            1,000,000         Central Michigan University,       1,029,840        -               1,029,840
                                                    Refunding Revenue Bond, 6.00%
                                                    (MBIA Insurance Corp.
                                                    LOC)/(Original Issue Yield:
                                                    6.40%), 10/1/2013
 -                  2,500,000     2,500,000         Michigan Municipal Bond             -              2,752,450        2,752,450
                                                    Authority, Revenue Bonds, 5.25%
                                                    (Clean Water Revolving Fund),
                                                    10/1/2007
 -                  1,005,000     1,005,000         Michigan State Hospital Finance     -              1,027,040        1,027,040
                                                    Authority, Hospital Revenue &
                                                    Refunding Bonds (Series 1998A),
                                                    4.70% (Hackley Hospital Obligated
                                                    Group), 5/1/2004
 -                  1,265,000     1,265,000         Michigan State Hospital Finance     -              1,320,913        1,320,913
                                                    Authority, Refunding Revenue
                                                    Bonds (Series A), 5.50% (Trinity
                                                    Healthcare Credit Group),
                                                    12/1/2003
 -                  1,000,000     1,000,000         Michigan State Hospital Finance     -              1,067,540        1,067,540
                                                    Authority, Refunding Revenue
                                                    Bonds (Series A), 5.50% (Trinity
                                                    Healthcare Credit Group),
                                                    12/1/2004
865,000              -            865,000           Michigan State Building            935,074          -               935,074
                                                    Authority, (Series I) Health,
                                                    Hospital, Nursing Home
                                                    Improvement Revenue Bonds, 5.40%
                                                    (Original Issue Yield: 5.50%),
                                                    10/1/2005
 -                  820,000       820,000           Michigan State Hospital Finance     -              847,806          847,806
                                                    Authority, Revenue & Refunding
                                                    Bonds (Series 1998A), 4.40%
                                                    (McLaren Health Care
                                                    Corp.)/(Original Issue Yield:
                                                    4.45%), 6/1/2004
1,000,000            -            1,000,000         Oxford, MI Area Community          1,071,970        -               1,071,970
                                                    Schools, GO UT, 5.50% (Q-SBLF
                                                    LOC), 5/1/2017
1,000,000            -            1,000,000         White Cloud, GO, 5.50% (Original   1,019,780        -               1,019,780
                                                    Issue Yield: 5.75%), 5/1/2020
1,000,000            -            1,000,000         Wyoming, MI Public Schools, GO     1,032,130        -               1,032,130
                                                    UT, 5.25% (Original Issue Yield:
                                                    5.425%), 5/1/2017
                                                    Total                               5,088,794      7,015,749        12,104,543
                                                    Minnesota--0.9%
1,000,000            -            1,000,000         Hopkins, MN ISD No. 270, GO UT,    1,044,510        -               1,044,510
                                                    5.00% (FGIC LOC), 2/1/2015
1,500,000            -            1,500,000         Minnesota State, (GO UT), 5.00%    1,585,860        -               1,585,860
                                                    (Original Issue Yield: 4.37%),
                                                    10/1/2011 (@100)
                                                    Total                              2,630,370        -               2,630,370
                                                    Missouri--1.1%
 -                  1,500,000     1,500,000         Missouri Highways &                 -              1,606,065        1,606,065
                                                    Transportation Commission, State
                                                    Road Bonds (Series 2000A), 5.25%,
                                                    2/1/2005
 -                  1,500,000     1,500,000         Missouri Highways &                 -              1,627,275        1,627,275
                                                    Transportation Commission, State
                                                    Road Bonds (Series 2000A), 5.25%,
                                                    2/1/2006
                                                    Total                               -              3,233,340        3,233,340
                                                    Nebraska--0.5%
 -                  1,500,000     1,500,000         Nebraska Public Power District,     -              1,528,245        1,528,245
                                                    Construction Notes, 3.50%,
                                                    12/1/2003
                                                    Nevada--0.7%
1,000,000            -            1,000,000         Clark County, NV School District,  1,065,040        -               1,065,040
                                                    GO LT (Series B), 5.50% (FGIC
                                                    LOC), 6/15/2015
1,000,000            -            1,000,000         Washoe County, NV, Hospital        1,087,340        -               1,087,340
                                                    Facilities, Revenue Bonds, 6.00%
                                                    (AMBAC LOC)/(Original Issue
                                                    Yield: 6.10%), 6/1/2009
                                                    Total                              2,152,380        -               2,152,380
                                                    New Jersey--0.4%
1,000,000            -            1,000,000         West Deptford Township, GO,        1,056,080        -               1,056,080
                                                    5.375% (FGIC LOC), 9/1/2018
                                                    New Mexico--0.8%
1,000,000            -            1,000,000         Santa Fe, NM, Community College    1,067,580        -               1,067,580
                                                    District, GO UT, 5.45% (Original
                                                    Issue Yield: 5.55%), 8/1/2010
 -                  1,245,000     1,245,000         Santa Fe Solid Waste Management     -              1,274,756        1,274,756
                                                    Agency, NM, Facility Revenue
                                                    Bonds (Series 1996), 5.00%,
                                                    6/1/2003
                                                    Total                               1,067,580      1,274,756        2,342,336
                                                    New York--3.7%
 -                  4,000,000     4,000,000         New York City, NY, UT GO Bonds      -              4,078,400        4,078,400
                                                    (Series 1991B), 7.50% (Original
                                                    Issue Yield: 7.70%), 2/1/2003
 -                  1,000,000     1,000,000         New York City, NY, UT GO Bonds      -              1,067,420        1,067,420
                                                    (Series D), 5.00%, 8/1/2006
 -                  1,000,000     1,000,000         New York City, NY, UT GO Bonds      -              1,065,670        1,065,670
                                                    (Series E), 5.00%, 8/1/2007
 -                  2,360,000     2,360,000         New York State Mortgage Agency,     -              2,441,491        2,441,491
                                                    Homeowner Mortgage Revenue Bonds,
                                                    (Series 71), 4.75%, 10/1/2021
 -                  1,000,000     1,000,000         New York State Thruway Authority,   -              1,059,340        1,059,340
                                                    Highway and Bridge Transportation
                                                    Fund Revenue Bd., (Series B-1),
                                                    5.50% (MBIA INS), 4/1/2004
 -                  1,185,000     1,185,000         Niagara Falls, NY City School       -              1,225,053        1,225,053
                                                    District, COPS (Series 1998),
                                                    5.625%, 6/15/2003
                                                    Total                               -              10,937,374       10,937,374
                                                    North Carolina--1.8%
 -                  2,000,000     2,000,000         North Carolina Eastern Municipal    -              2,029,000        2,029,000
                                                    Power Agency, Revenue Refunding
                                                    Bonds (Series C), 5.125%
                                                    (Original Issue Yield: 5.25%),
                                                    1/1/2003
 -                  1,000,000     1,000,000         North Carolina Eastern Municipal    -              1,034,880        1,034,880
                                                    Power Agency, Revenue Refunding
                                                    Bonds (Series C), 5.25% (Original
                                                    Issue Yield: 5.40%), 1/1/2004
 -                  1,100,000     1,100,000         North Carolina HFA, SFM Revenue     -              1,114,003        1,114,003
                                                    Bonds (Series 1997TT), 4.90%,
                                                    9/1/2024
 -                  1,000,000     1,000,000         North Carolina Municipal Power      -              1,018,390        1,018,390
                                                    Agency No. 1, Revenue Refunding
                                                    Bonds, 5.90% (Catawba
                                                    Electric)/(Original Issue Yield:
                                                    5.95%), 1/1/2003
                                                    Total                               -              5,196,273        5,196,273
                                                    Ohio--5.5%
 -                  1,000,000     1,000,000         Beavercreek, OH Local School        -              1,034,180        1,034,180
                                                    District, Special TANs, 4.25%,
                                                    12/1/2004
 -                  1,170,000     1,170,000         Franklin County, OH, Revenue        -              1,188,346        1,188,346
                                                    Refunding Bonds, 4.35% (Capitol
                                                    South Community Urban
                                                    Redevelopment Corp.), 6/1/2003
 -                  3,000,000     3,000,000         Hamilton County, OH, Local          -              3,031,710        3,031,710
                                                    Cooling Facilities Revenue Bonds
                                                    (Series 1998), 4.90% TOBs
                                                    (Trigen-Cinergy Solutions of
                                                    Cincinnati LLC)/(Cinergy Corp.
                                                    GTD), Mandatory Tender 6/1/2004
 -                  1,750,000     1,750,000         Knox County, OH, Hospital           -              1,817,357        1,817,357
                                                    Facilities Revenue Refunding
                                                    Bonds (Series 1998), 4.30% (Knox
                                                    Community Hospital)/(Radian Asset
                                                    Assurance INS)/(Original Issue
                                                    Yield: 4.40%), 6/1/2004
 -                  1,500,000     1,500,000         Mahoning County, OH Hospital        -              1,501,095        1,501,095
                                                    Facilities, Adjustable Rate
                                                    Demand Health Care Facilities
                                                    Revenue Refunding Bonds (Series
                                                    2002), 4.00% TOBs (Copeland Oaks
                                                    Project), Mandatory Tender
                                                    3/31/2005
 -                  610,000       610,000           Ohio HFA Multifamily Housing,       -              627,281          627,281
                                                    Residential Mortgage Revenue
                                                    Bonds (Series 1997D-1), 4.85%
                                                    (GNMA COL), 3/1/2015
 -                  1,350,000     1,350,000         Ohio HFA Multifamily Housing,       -              1,369,197        1,369,197
                                                    Residential Mortgage Revenue
                                                    Bonds (Series 1998A-1), 4.60%
                                                    (GNMA  COL), 9/1/2026
 -                  1,000,000     1,000,000         Ohio State Air Quality              -              1,000,000        1,000,000
                                                    Development Authority, Refunding
                                                    Revenue Bonds (Series 2002A),
                                                    3.85% TOBs (Pennsylvania Power
                                                    Co.), Mandatory Tender 7/1/2003
 -                  1,000,000     1,000,000         Ohio State Air Quality              -              1,000,460        1,000,460
                                                    Development Authority, Revenue
                                                    Bonds (Series 2001A), 3.70% TOBs
                                                    (Cincinnati Gas and Electric
                                                    Co.), Mandatory Tender 8/1/2002
 -                  1,000,000     1,000,000         Ohio State Water Development        -              1,002,710        1,002,710
                                                    Authority Pollution Control
                                                    Facilities, Refunding Revenue
                                                    Bonds (Series B), 4.40% TOBs
                                                    (Ohio Edison Co.), Mandatory
                                                    Tender 12/1/2003
 -                  1,500,000     1,500,000         Ohio State Water Development        -              1,501,710        1,501,710
                                                    Authority, Refunding Facility PCR
                                                    Bonds, 4.30% TOBs (Ohio Edison
                                                    Co.), Mandatory Tender 6/1/2003
 -                  1,000,000     1,000,000         University of Cincinnati, OH,       -              1,097,260        1,097,260
                                                    General Receipts Revenue Bonds
                                                    (Series A), 5.50%, 6/1/2006
                                                    Total                               -              16,171,306       16,171,306
                                                    Oklahoma--3.3%
 -                  3,335,000     3,335,000         Oklahoma HFA, SFM Revenue Bonds     -              3,570,885        3,570,885
                                                    (Series 1998D-2), 6.25% (GNMA
                                                    Collateralized Home Mortgage
                                                    Program COL), 9/1/2029
 -                  2,000,000     2,000,000         Tulsa, OK International Airport,    -              2,057,200        2,057,200
                                                    General Revenue Bonds, 5.00%
                                                    (FGIC INS), 6/1/2003
 -                  2,000,000     2,000,000         Tulsa, OK International Airport,    -              2,098,560        2,098,560
                                                    General Revenue Bonds, 5.00%
                                                    (FGIC INS), 6/1/2004
 -                  2,000,000     2,000,000         Tulsa, OK Municipal Airport,        -              1,910,060        1,910,060
                                                    Transportation Refunding Revenue
                                                    Bonds (Series 2000A), 5.80% TOBs
                                                    (American Airlines, Inc.),
                                                    Mandatory Tender 12/1/2004
                                                    Total                               -              9,636,705        9,636,705
                                                    Oregon--0.7%
 -                  1,000,000     1,000,000         Clackamas County, OR Hospital       -              1,049,590        1,049,590
                                                    Facilities Authority, Revenue
                                                    Refunding Bonds (Series 2001),
                                                    5.00% (Legacy Health System),
                                                    5/1/2004
 -                  1,000,000     1,000,000         Clackamas County, OR Hospital       -              1,065,850        1,065,850
                                                    Facilities Authority, Revenue
                                                    Refunding Bonds (Series 2001),
                                                    5.00% (Legacy Health System),
                                                    5/1/2006
                                                    Total                               -              2,115,440        2,115,440
                                                    Pennsylvania--7.1%
 -                  5,000,000     5,000,000         Montgomery County, PA IDA, PCR      -              5,221,950        5,221,950
                                                    Refunding Bonds (Series 1999A),
                                                    5.20% TOBs (Peco Energy Co.),
                                                    Mandatory Tender 10/1/2004
 -                  3,000,000     3,000,000         Northampton County, PA IDA, 2.10%   -              3,000,000        3,000,000
                                                    CP (American Water Capital
                                                    Corp.), Mandatory Tender 7/24/2002
 -                  1,500,000     1,500,000         Pennsylvania EDFA, Resource         -              1,544,325        1,544,325
                                                    Recovery Refunding Revenue Bonds
                                                    (Series B), 6.75% (Northampton
                                                    Generating), 1/1/2007
 -                  2,500,000     2,500,000         Pennsylvania State Higher           -              2,511,925        2,511,925
                                                    Education Assistance Agency,
                                                    (Series 2002 A), 2.35% TOBs (FSA
                                                    INS)/(Bayerische Landesbank
                                                    Girozentrale, Lloyds TSB Bank
                                                    PLC, London, State Street Bank
                                                    and Trust Co. and Westdeutsche
                                                    Landesbank Girozentrale LIQs),
                                                    Optional Tender 7/1/2003
 -                  200,000       200,000           Pennsylvania State Higher           -              214,820          214,820
                                                    Education Facilities Authority,
                                                    Revenue Bonds (Series 2001A),
                                                    5.75% (UPMC Health System),
                                                    1/15/2007
 -                  1,000,000     1,000,000         Pennsylvania State Higher           -              1,072,140        1,072,140
                                                    Education Facilities Authority,
                                                    Revenue Bonds (Series 2001A),
                                                    5.75% (UPMC Health System),
                                                    1/15/2008
 -                  1,250,000     1,250,000         Pennsylvania State Turnpike         -              1,372,550        1,372,550
                                                    Commission, Turnpike Refunding
                                                    Revenue Bonds (Series 2001S),
                                                    5.50%, 6/1/2006
 -                  2,000,000     2,000,000         Pennsylvania State University,      -              2,099,820        2,099,820
                                                    Revenue Refunding Bonds, 5.00%,
                                                    3/1/2004
 -                  2,010,036     2,010,036         Philadelphia, PA Municipal          -              2,141,793        2,141,793
                                                    Authority, Equipment Revenue
                                                    Bonds (Series 1997A), 5.297%
                                                    (Philadelphia, PA Gas
                                                    Works)/(AMBAC INS), 10/1/2004
 -                  1,000,000     1,000,000         Sayre, PA, Health Care Facilities   -              1,068,260        1,068,260
                                                    Authority, Revenue Bonds (Series
                                                    2002A), 5.50% (Guthrie Healthcare
                                                    System), 12/1/2005
 -                  640,000       640,000           Scranton-Lackawanna, PA Health &    -              671,494          671,494
                                                    Welfare Authority, Revenue Bonds
                                                    , 7.125% (Allied Services
                                                    Rehabilitation Hospitals, PA),
                                                    7/15/2005
                                                    Total                               -              20,919,077       20,919,077
                                                    Rhode Island--2.7%
 -                  1,498,000     1,498,000         Cranston, RI, 3.75%                 -              1,501,985        1,501,985
                                                    BANs, 11/14/2002
 -                  2,775,000     2,775,000         Johnston, RI, (2002 Series),        -              2,799,087        2,799,087
                                                    3.00% BANs, 6/19/2003
1,475,000            -            1,475,000         Rhode Island Housing & Mortgage    1,551,257        -               1,551,257
                                                    Finance Corp., (Series A)
                                                    Refunding Revenue Bonds, 5.45%
                                                    (AMBAC LOC), 7/1/2004
 -                  600,000       600,000           Rhode Island State Health and       -              616,926          616,926
                                                    Educational Building Corp.,
                                                    Hospital Financing Revenue Bonds
                                                    (Series 2002), 5.00% (Lifespan
                                                    Obligated Group), 8/15/2005
 -                  650,000       650,000           Rhode Island State Health and       -              671,990          671,990
                                                    Educational Building Corp.,
                                                    Hospital Financing Revenue Bonds
                                                    (Series 2002), 5.25% (Lifespan
                                                    Obligated Group), 8/15/2006
 -                  700,000       700,000           Rhode Island State Health and       -              727,909          727,909
                                                    Educational Building Corp.,
                                                    Hospital Financing Revenue Bonds
                                                    (Series 2002), 5.50% (Lifespan
                                                    Obligated Group), 8/15/2007
                                                    Total                               1,551,257      6,317,897        7,869,154
                                                    South Carolina--0.8%
1,000,000            -            1,000,000         Charleston, SC Waterworks and      1,042,170        -               1,042,170
                                                    Sewer, Refunding Revenue Bonds,
                                                    5.25% (Original Issue Yield:
                                                    4.86%), 1/1/2018
 -                  1,000,000     1,000,000         Piedmont Municipal Power Agency,    -              1,045,040        1,045,040
                                                    SC, Refunding Electric Revenue
                                                    Bonds (Series 2002A) , 5.00%,
                                                    1/1/2004
                                                    Total                               1,042,170       1,045,040       2,087,210
 -                                                  South Dakota--0.4%
 -                  1,240,000     1,240,000         South Dakota State Health &         -              1,317,103        1,317,103
                                                    Educational Authority, Refunding
                                                    Revenue Bonds , 5.25% (Sioux
                                                    Valley Hospital & Health System),
                                                    11/1/2005
 -                                                  Tennessee--3.8%
 -                  485,000       485,000           Clarksville, TN Natural Gas         -              487,275          487,275
                                                    Acquisition Corp., Gas Refunding
                                                    Revenue Bonds, 4.00% (Dominion
                                                    Resources, Inc.), 11/1/2002
 -                  490,000       490,000           Clarksville, TN Natural Gas         -              497,316          497,316
                                                    Acquisition Corp., Gas Refunding
                                                    Revenue Bonds, 4.50% (Dominion
                                                    Resources, Inc.), 5/1/2003
 -                  500,000       500,000           Clarksville, TN Natural Gas         -              513,050          513,050
                                                    Acquisition Corp., Gas Refunding
                                                    Revenue Bonds, 5.00% (Dominion
                                                    Resources, Inc.), 11/1/2003
 -                  1,000,000     1,000,000         Metropolitan Government Nashville   -              1,030,560        1,030,560
                                                    & Davidson County, TN HEFA,
                                                    Multifamily Housing Revenue
                                                    Bonds, 5.20% TOBs (American
                                                    Housing Corp.)/(FNMA LOC),
                                                    Mandatory Tender 2/1/2006
 -                  1,995,000     1,995,000         Metropolitan Government Nashville   -              2,117,114        2,117,114
                                                    & Davidson County, TN HEFA,
                                                    Refunding Revenue Bonds (Series
                                                    B), 4.50% (Vanderbilt
                                                    University), 10/1/2005
 -                  2,085,000     2,085,000         Metropolitan Government Nashville   -              2,222,381        2,222,381
                                                    & Davidson County, TN HEFA,
                                                    Refunding Revenue Bonds (Series
                                                    B), 4.50% (Vanderbilt
                                                    University), 10/1/2006
 -                  2,000,000     2,000,000         Metropolitan Government Nashville   -              2,264,000        2,264,000
                                                    & Davidson County, TN HEFA,
                                                    Revenue Bonds, 6.875% (Meharry
                                                    Medical College)/(Original Issue
                                                    Yield: 7.27%), 12/1/2024
 -                  2,000,000     2,000,000         Metropolitan Government Nashville   -              2,003,200        2,003,200
                                                    & Davidson County, TN IDB,
                                                    Revenue Bonds, 4.10% TOBs (Waste
                                                    Management, Inc.), Mandatory
                                                    Tender 8/1/2004
                                                    Total                               -              11,134,896       11,134,896
                                                    Texas--8.8%
1,000,000            -            1,000,000         Austin, TX, Hotel Occupancy,       1,051,660        -               1,051,660
                                                    5.625% (AMBAC LOC)/(Original
                                                    Issue Yield: 5.71%), 11/15/2019
 -                  3,000,000     3,000,000         Brazos River Authority, TX,         -              3,046,320        3,046,320
                                                    (Series 1995B), 5.05% TOBs (TXU
                                                    Electric Co.), Mandatory Tender
                                                    6/19/2006
 -                  1,000,000     1,000,000         Brazos River Authority, TX,         -              981,530          981,530
                                                    Revenue Refunding Bonds (Series
                                                    1999C), 5.20% TOBs (Reliant
                                                    Energy, Inc.), Mandatory Tender
                                                    12/1/2002
1,000,000            -            1,000,000         Dallas-Fort Worth, TX, Regional    1,077,600        -               1,077,600
                                                    Airport, Refunding Revenue Bond,
                                                    (Series A), 7.75% (FGIC LOC),
                                                    11/1/2003
 -                  1,370,000     1,370,000         Gregg County, TX HFDC, Hospital     -              1,418,964        1,418,964
                                                    Revenue Bonds (Series 2002A),
                                                    5.50% (Good Shepherd Medical
                                                    Center), 10/1/2005
 -                  2,000,000     2,000,000         Gulf Coast, TX Waste Disposal       -              2,009,600        2,009,600
                                                    Authority, Environmental
                                                    Facilities Refunding Revenue
                                                    Bonds , 4.20% (Occidental
                                                    Petroleum Corp.), 11/1/2006
1,000,000            -            1,000,000         Harris County, TX, GO LT           1,055,530        -               1,055,530
                                                    Correctional Facility Improvement
                                                    Bonds, 5.50% (Original Issue
                                                    Yield: 5.55%), 10/1/2011
1,000,000            -            1,000,000         Houston, TX, (Series A), 5.375%    1,050,110        -               1,050,110
                                                    (FSA LOC)/(Original Issue Yield:
                                                    4.83%), 3/1/2017
1,000,000            -            1,000,000         Johnson County, TX, GO UT, 5.00%   1,023,830        -               1,023,830
                                                    (FSA LOC)/(Original Issue Yield:
                                                    4.85%), 2/15/2016
 -                  2,070,000     2,070,000         Lewisville, TX, Combination         -              2,156,257        2,156,257
                                                    Contract Revenue & Special
                                                    Assessment Bonds (Series 1997),
                                                    4.95% (United States Treasury
                                                    GTD), 5/1/2021
 -                  3,000,000     3,000,000         Matagorda County, TX Navigation     -              2,997,930        2,997,930
                                                    District Number One, PCR
                                                    Refunding Bonds (Series 1999A),
                                                    3.75% TOBs (Central Power & Light
                                                    Co.), Mandatory Tender 11/1/2003
 -                  1,000,000     1,000,000         North Central Texas HFDC,           -              1,037,630        1,037,630
                                                    Hospital Revenue Refunding Bonds
                                                    (Series 2002), 4.00% (Children's
                                                    Medical Center of Dallas)/(AMBAC
                                                    INS), 8/15/2004
1,000,000            -            1,000,000         North Texas Tollway Authority      1,036,630        -               1,036,630
                                                    Dallas, (Series A), 5.10% (FGIC
                                                    LOC)/(Original Issue Yield:
                                                    5.20%), 1/1/2013
1,000,000            -            1,000,000         San Antonio, TX, Electric & Gas,   1,051,090        -               1,051,090
                                                    Revenue Bonds, 5.50% (Original
                                                    Issue Yield: 5.625%), 2/1/2015
 -                  750,000       750,000           Sabine River Authority, TX, PCR     -              754,650          754,650
                                                    Revenue Refunding Bonds (Series
                                                    2001C), 4.00% TOBs (TXU Electric
                                                    Co.), Mandatory Tender 11/1/2003
1,000,000            -            1,000,000         Spring Texas ISD, 5.25%,           1,015,260        -               1,015,260
                                                    2/15/2019
 -                  1,130,000     1,130,000         Tarrant County, TX Jr. College      -              1,179,867
                                                    District, Refunding LT GO Bonds
                                                    (Series 2001A), 4.75%,              -                               1,179,867
                                                    2/15/2004
840,000              -            840,000           Texas Water Development Board,     861,689          -               861,689
                                                    Revenue Bond, 3.95% (Ambac
                                                    Financial Group, Inc. LOC),
                                                    8/15/2003
1,000,000            -            1,000,000         Travis Country, TX, GO UT, 5.25%,  1,061,870        -               1,061,870
                                                    3/1/2015
                                                    Total                               10,285,269     15,582,748       25,868,017
                                                    Utah--1.3%
 -                  1,650,000     1,650,000         Alpine, UT School District, UT GO   -              1,788,484        1,788,484
                                                    Bonds, 5.25%, 3/15/2006
580,000              -            580,000           Intermountain Power Agency, UT,    585,852          -               585,852
                                                    (Series B), 5.25% (Original Issue
                                                    Yield: 5.79%), 7/1/2017
420,000              -            420,000           Intermountain Power Agency, UT,    428,119          -               428,119
                                                    (Series B), 5.25% (Original Issue
                                                    Yield: 5.79%), 7/1/2017
440,000              -            440,000           Intermountain Power Agency, UT,    460,579          -               460,579
                                                    (Series C), 5.00% (Original Issue
                                                    Yield: 4.70%), 7/1/2004
560,000              -            560,000           Intermountain Power Agency, UT,    587,462          -               587,462
                                                    (Series C), 5.00% (Original Issue
                                                    Yield: 4.999%), 7/1/2004
                                                    Total                               2,062,012       1,788,484       3,850,496
                                                    Virginia--0.9%
605,000              -            605,000           Chesapeake, VA, IDA, Public        649,830          -               649,830
                                                    Facility Lease Revenue Bonds,
                                                    5.40% (MBIA LOC)/(Original Issue
                                                    Yield: 5.50%), 6/1/2005
 -                  2,000,000     2,000,000         Louisa, VA IDA, Solid Waste &       -              2,002,780        2,002,780
                                                    Sewage Disposal Revenue Bonds
                                                    (Series 2000A), 3.15% TOBs
                                                    (Virginia Electric & Power Co.),
                                                    Mandatory Tender 4/1/2003
                                                    Total                               649,830         2,002,780       2,652,610
                                                    Washington--4.9%
 -                  1,155,000     1,155,000         Clark County, WA Public Utilities   -              1,237,421        1,237,421
                                                    District No. 001, Generating
                                                    System Revenue Refunding Bonds
                                                    (Series 2000), 5.50%, 1/1/2005
 -                  2,065,000     2,065,000         Clark County, WA Public Utilities   -              2,244,676        2,244,676
                                                    District No. 001, Generating
                                                    System Revenue Refunding Bonds
                                                    (Series 2000), 5.50%, 1/1/2006
1,000,000            -            1,000,000         Kitsap County, WA School District  1,080,050        -               1,080,050
                                                    #400, (GO UT), 5.50% (Original
                                                    Issue Yield: 4.97%), 12/1/2015
1,000,000            -            1,000,000         Snohomish County, WA, School       1,092,450        -               1,092,450
                                                    District No. 6, UT GO Refunding
                                                    Bonds, 5.45% (FGIC INS), 12/1/2005
 -       1,310,000                1,310,000         Spokane, WA, Refunding UT GO        -              1,456,248        1,456,248
                                                    Bonds , 5.50%, 12/15/2007
 -                  1,400,000     1,400,000         Tacoma, WA Solid Waste Utility,     -              1,423,548        1,423,548
                                                    (Series B) Revenue Refunding
                                                    Bonds, 5.50% (AMBAC INS),
                                                    12/1/2002
 -                  280,000       280,000           Tacoma, WA Solid Waste Utility,     -              284,777          284,777
                                                    (Series B) Revenue Refunding
                                                    Bonds, 5.50% (AMBAC INS),
                                                    12/1/2002
 -                  2,500,000     2,500,000         Washington State Public Power       -              2,594,200        2,594,200
                                                    Supply System, Nuclear Project
                                                    No. 2 Revenue Refunding Bond,
                                                    (Series 1997B), 5.50% (Energy
                                                    Northwest, WA), 7/1/2003
1,000,000            -            1,000,000         Washington State Public Power      1,075,860        -               1,075,860
                                                    Supply System, (Series B), 5.40%
                                                    (Energy Northwest, WA)/(Original
                                                    Issue Yield: 5.45%), 7/1/2005
                    2,000,000     2,000,000         Washington State, Refunding UT GO   -              2,162,020        2,162,020
                                                    Bonds , 5.25%, 9/1/2005
                                                    Total                               3,248,360      11,402,890       14,651,250
                                                    Wisconsin--0.5%
 -                  1,500,000     1,500,000         Wisconsin State HEFA, Revenue       -              1,586,206        1,586,206
                                                    Bonds (Series 2002A), 5.00%
                                                    (Ministry Health Care), 2/15/2005
                                                    Wyoming--1.1%
 -                  2,150,000     2,150,000         Albany County, WY, Pollution        -              2,172,209        2,172,209
                                                    Control Revenue Bonds (Series
                                                    1985), 3.30% TOBs (Union Pacific
                                                    Railroad Co.)/(Union Pacific
                                                    Corp. GTD), Optional Tender
                                                    12/1/2002
1,000,000            -            1,000,000         Wyoming Building Corp.,            1,042,230        -               1,042,230
                                                    Correctional Facility Improvement
                                                    Revenue Bonds, 5.00% (Original
                                                    Issue Yield: 5.05%), 10/1/2013
                                                    Total                               1,042,230       2,172,209       3,214,439
                                                    Total Short- Intermediate           54,598,971      214,848,333     269,447,304
                                                    Municipal Securities (identified
                                                    cost $263,824,866)
                                                    Short-Term Municipal
                                                    securities--8.4%
                                                    Arizona--0.8%
 -                  1,200,000     1,200,000         Prescott, AZ IDA, (Series A)        -              1,200,000        1,200,000
                                                    Weekly VRDNs (Prescott Convention
                                                    Center, Inc.)/(Household Finance
                                                    Corp. GTD)
 -                  1,200,000     1,200,000         Prescott, AZ IDA, (Series B)        -              1,200,000        1,200,000
                                                    Weekly VRDNs (Prescott Convention
                                                    Center)/(Household Finance Corp.
                                                    GTD)
                                                    Total                               -              2,400,000        2,400,000
 -                                                  Georgia--0.3%
 -                  1,000,000     1,000,000         Bibb County, GA Development         -              1,000,000        1,000,000
                                                    Authority, (Series 1991IR-1)
                                                    Weekly VRDNs (Temple-Inland, Inc.)
                                                    Mississippi--2.7%
 -                  8,100,000     8,100,000         Jackson County, MS Port Facility    -              8,100,000        8,100,000
                                                    Daily VRDNs (ChevronTexaco Corp.
                                                    GTD)
                                                    New York--0.5%
 -                  1,500,000     1,500,000         New York State Energy Research &    -              1,500,000        1,500,000
                                                    Development Authority, Poll Ctrl
                                                    Revenue Adj Rate Bonds (1988
                                                    Series A) Daily VRDNs (Niagara
                                                    Mohawk Power Corp.)/(JPMorgan
                                                    Chase Bank LOC)
                                                    Tennessee--0.3%                     -
 -                  1,000,000     1,000,000         Carter County, TN IDB, (Series      -              1,000,000        1,000,000
                                                    1983) Weekly VRDNs (Inland
                                                    Container Corp.)/(Temple-Inland,
                                                    Inc. GTD)
                                                    Texas--3.5%
 -                  10,500,000    10,500,000        Harris County, TX HFDC, (Series     -              10,500,000       10,500,000
                                                    1994) Daily VRDNs (Methodist
                                                    Hospital, Harris County, TX)
                                                    Washington--0.3%
 -                  800,000       800,000           Port Grays Harbor, WA Industrial    -              800,000          800,000
                                                    Development Corp., Solid Waste
                                                    Disposal Revenue Bonds (Series
                                                    1993) Weekly VRDNs (Weyerhaeuser
                                                    Co.)
                                                    Total Short-Term Municipal securities (identified  25,300,000       25,300,000
                                                    cost $25,300,000)
                                                    Mutual Fund--0.2%
762,792              -            762,792           SEI Tax Exempt Money Market Fund   762,792                          762,792
                                                    (at net asset value)
                                                    Total Investments- 99.7%           55,361,763      240,148,333      295,510,096
                                                    (identified cost $289,124,866) (2)
                                                    Other Assets and                   683,026         263,368          946,394
                                                    Liabilities - 0.3%
                                                    Total Net Assets - 100%            $56,044,789     $240,411,701     $296,456,490


1 Denotes a restricted security which is subject to resale under Federal Securities laws. These securities amounted to $1,019,119 for the Federated Short-Term Municipal Trust Pro Forma Combined which represents 0.3% of net assets.

2 The cost of investments for Federal Tax purposes amounts to $289,124,866 for the Federated Short-Term Municipal Trust Pro Forma Combined. Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.

                    The following acronyms are used throughout this portfolio:

                    AMBAC
                    AMT           --American Municipal Bond Assurance
                                  Corporation
                    BANs          --Alternative Minimum Tax
                    COL           --Bond Anticipation Notes
                    COPs          --COL
                    CP            --Certificates of Participation
                    EDFA          --Commercial Paper
                    FGIC          --Economic Development Financing Authority
                    FNMA          --Financial Guaranty Insurance Company
                    FSA           --Federal National Mortgage Association
                    GNMA          --Financial Security Assurance
                    GO            --Government National Mortgage Association
                    GTD           --General Obligation
                    HEFA          --Guaranteed
                    HFA           --Health and Education Facilities Authority
                    HFDC          --Housing Finance Authority
                    IDA           --Health Facility Development Corporation
                    IDB           --Industrial Development Authority
                    IDRB          --Industrial Development Bond
                    IFA           --Industrial Development Revenue Bond
                    INS           --Industrial Finance Authority
                    LIQs          --Insured
                    LOC           --Liquidity Agreements
                    LT            --Letter of
                                  Credit
                    MBIA          --Limited Tax
                    PCR           --Municipal Bond Investors Assurance
                    PSFG          --Pollution Control Revenue
                    SFM           --Permanent School Fund Guarantee
                    TOBs          --Single Family Mortgage
                    UT            --Tender Option Bonds
                    VRDNs         --Unlimited Tax
                                  --Variable Rate Demand Notes


Riggs Short Term Tax Free Bond Fund
Federated Short-Term Municipal Trust (Annual)
Pro Forma Combining Statements of Assets and Liabilities

June 30, 2002




                                                                                               Federated
                                  Riggs                                                        Short-Term
                                  Short Term             Federated                             Municipal Trust
                                  Tax Free               Short-Term           Pro Forma        Pro Forma
Assets:                           Bond Fund              Municipal Trust      Adjustment       Combined


-----------------------------     --------------------   ------------------   ---------------- ---------------

-----------------------------
Investments in securities,         $ 55,361,763           $ 240,148,333         -               295,510,096
at value
-----------------------------
Cash                               5,083                  16,784                -               21,867
-----------------------------
Income receivable                  876,335                 2,811,259            -               3,687,594
-----------------------------
Receivable for shares sold         -                      339,604               -               339,604
-----------------------------
Receivable for Investments         -                      610,000               -               610,000
sold
-----------------------------
                                  --------------------   ------------------   --------------   -----------------
 Total assets                       56,243,181            243,925,980           -               300,169,161
-----------------------------     --------------------   ------------------   --------------   -----------------
Liabilities:
-----------------------------
Payable for investments            -                       3,022,069            -               3,022,069
purchased
-----------------------------
Income distribution payable        186,489                371,717               -               558,206
-----------------------------
Payable for shares redeemed        -                      107,315               -               107,315
-----------------------------
Accrued expenses                   11,903                 13,178                -               25,081
-----------------------------     --------------------   ------------------   --------------   -----------------
 Total liabilities                 198,392                 3,514,279            -               3,712,671
-----------------------------     --------------------   ------------------   --------------   -----------------
Net Assets                         $ 56,044,789           $ 240,411,701        $ -              $ 296,456,490
-----------------------------     --------------------   ------------------   --------------   -----------------
Net Assets Consists of:
-----------------------------
Paid in capital                    $ 53,844,288           $ 241,532,571        $ -              295,376,859
-----------------------------
Net unrealized appreciation
  of investments                   2,068,015               4,317,215            -               6,385,230
-----------------------------
Accumulated net realized
gain (loss) on
 investments                       116,796                (5,438,008)           -               (5,321,212)
-----------------------------
Undistributed (distributions
in excess of) net
 investment income                 15,690                 (77)                  -               15,613
-----------------------------     --------------------   ------------------   --------------   -----------------
                                  --------------------   ------------------   --------------   -----------------
 Total Net Assets                  $ 56,044,789           $ 240,411,701        $ -              $ 296,456,490
-----------------------------     --------------------   ------------------   --------------   -----------------
                                  --------------------   ------------------   --------------
Net Assets:
Class R Shares                     $ 56,044,789           $ -                 ($56,044,789) (a) $ -
                                  --------------------   ------------------   --------------   -----------------
Institutional Shares               $ -                    $ 211,834,535        $ -              $ 211,834,535
                                  --------------------   ------------------   --------------   -----------------
                                  --------------------   ------------------
Institutional Service Shares       $ -                    $ 28,577,166         $56,044,789  (a) $ 84,621,955
                                  --------------------   ------------------   --------------   -----------------

Shares Outstanding:
 Class R Shares                    5,356,211              -                                     -
                                                                              (5,356,211)   (a)
-----------------------------     --------------------   ------------------   --------------   -----------------
                                                                              --------------
 Institutional Shares              -                      20,473,034
                                                                                               20,473,034
-----------------------------     --------------------   ------------------                    -----------------
                                                                              --------------
 Institutional Service             -                       2,761,799           5,414,955
Shares                                                                                      (a)8,176,754
-----------------------------     --------------------   ------------------   --------------   -----------------

Net Asset Value, Offering
Price and
 Redemption Proceeds Per
Share
-----------------------------
Net Asset Value and Offering
Price Per Share
 Class R Shares                    $ 10.46                $ -
-----------------------------     --------------------   ------------------   --------------   -----------------
 Institutional Shares              $ -                    $ 10.35                               $ 10.35
-----------------------------     --------------------   ------------------   --------------   -----------------
 Institutional Service             $ -                    $ 10.35                               $ 10.35
Shares
-----------------------------     --------------------   ------------------   --------------   -----------------
Redemption Proceeds Per
Share (b)
-----------------------------     --------------------   ------------------   --------------   -----------------
 Class R Shares                    $ 10.25                $ -                                   $ -
                                                      (c)
-----------------------------     --------------------   ------------------   --------------   -----------------
 Institutional Shares                                     $ 10.35                               $ 10.35
-----------------------------     --------------------   ------------------   --------------   -----------------
 Institutional Service                                    $ 10.35                               $ 10.35
Shares
-----------------------------     --------------------   ------------------   --------------   -----------------
Investments, at identified         $ 53,293,748           $ 235,831,118        $ -              $ 289,124,866
cost
-----------------------------     --------------------   ------------------   --------------   -----------------

(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
(b) See "What Do Shares Cost?"
in the Prospectus.
(c) Computation of minimum redemption proceeds per share 98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                        Riggs Short Term Tax Free Bond Fund
                                        Federated Short-Term Municipal Trust
                                         Pro Forma Combining Statements of Operations
                                        Year Ended June 30, 2002



                                        ------------------------------------------------------------------------

                                        Riggs                                                    Federated
                                        Short Term                                               Short-Term
                                        Tax Free           Federated                             Municipal
                                                                                                 Trust
                                        Bond Fund          Short-Term         Pro Forma          Pro Forma
                                        Fund               Municipal Trust    Adjustment         Combined
                                        -----------------  -----------------------------------------------------
Investment Income:
Interest                                 2,811,021          9,192,484          -                  12,003,505

Expenses:
Investment adviser fee                   424,271            871,572            (110,017)          1,185,826
                                                                                              (a)
Administrative personnel and services    90,511             163,792            (31,961)           222,342
fee                                                                                           (b)
Custodian fees                           11,314             11,264             (11,314)           11,264
                                                                                              (c)
Transfer and dividend disbursing agent   12,314             54,322             (12,314)           54,322
fees and expenses                                                                             (d)
Directors'/Trustees' fees                451                11,589             (451)              11,589
                                                                                              (e)
Auditing fees                            14,609             12,900             (14,609)           12,900
                                                                                              (f)
Legal fees                               2,641              3,514              (2,641)            3,514
                                                                                              (g)
Portfolio accounting fees                8,246              78,569             (8,246)            78,569
                                                                                              (h)
Distribution services fee - Class R      141,424            -                  (141,424)          -
Shares
                                                                                              (i)
Distribution services fee -              -                  59,968             151,587            211,555
Institutional Service Shares
                                                                                              (j)
Shareholder services fee - Class R       141,424            -                  (141,424)          -
Shares                                                                                        (k)
Shareholder services fee -               -                  59,968             151,587            211,555
Institutional Service Shares
                                                                                              (l)
Shareholder services fee -               -                  484,764            -                  484,764
Institutional Shares
Share registration costs                 17,831             43,675             (17,831)           43,675
                                                                                              (m)
Printing and postage                     2,301              26,568             (2,301)            26,568
                                                                                              (n)
Insurance premiums                       881                1,141              (881)              1,141
                                                                                              (o)
Miscellaneous                            1,620              10,391             (1,620)            10,391
                                                                                              (p)
                                        -----------------  ------------------                    ---------------
                                                                              ----------------   ---------------
 Total expenses                          869,838            1,893,997          (193,860)          2,569,975
                                        -----------------  ------------------ ----------------   ---------------
Waivers:
Waiver of investment adviser fee         (115,480)                             19,956             (355,748)
                                                           (260,224)                          (q)
Waiver of transfer and dividend          -                  (4,879)            -                  (4,879)
disbursing agent fees and expenses
Waiver of distribution services fee -    (141,424)          -                  141,424            -
Class R Shares                                                                                (r)
Waiver of distribution services fee -    -                  (59,968)           (151,587)          (211,555)
Institutional Service Shares                                                                  (s)
Waiver of shareholder services fee -     (84,854)           -                  84,854             -
Class R Shares                                                                                (t)
Waiver of shareholder services fee -     -                                     -                  (484,764)
Institutional Shares                                       (484,764)
                                        -----------------  ------------------ ----------------   ---------------
Total waivers                           (341,758)          (809,835)          94,647             (1,056,946)
                                        -----------------  ------------------ ----------------   ---------------
                                        -----------------  ------------------ ----------------
Net expenses                            528,080            1,084,162          (99,213)           1,513,029
                                        -----------------  ------------------ ----------------   ---------------
                                        -----------------  ------------------ ----------------   ---------------
Net investment income                   2,282,941          8,108,322          99,213             10,490,476
                                        -----------------  ------------------ ----------------   ---------------
Realized and Unrealized Gain (Loss) on
Investments:
Net realized gain (loss) on investments  226,959            (315,236)          -                  (88,277)
Net change in unrealized
appreciation/depreciation
 of investments                          511,610            1,883,229          -                  2,394,839
                                        -----------------  ------------------ ----------------   ---------------
 Net realized and unrealized gain on     738,569            1,567,993          -                  2,306,562
investments
                                        -----------------  ------------------ ----------------   ---------------
                                                                              ----------------
 Change in net assets resulting from     $ 3,021,510        $ 9,676,315        99,213             $ 12,797,038
operations
                                        -----------------  ------------------ ----------------   ---------------


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial
Statements)

                                              Riggs Short Term Tax Free Bond Fund
                                              Federated Short-Term Municipal Trust
                              Pro Forma Combining Statements of Operations

                              ----------------------------------------------------------------------
                              Riggs
                              Short Term
                              Tax Free        Federated
                              Bond Fund       Short-Term
                              Fund            Municipal Trust  Pro Forma        Pro Forma
                              April 30, 2003  June 30, 2002    Adjustment       Combined
                              --------------- ---------------- -------------------------------------
Investment Income:
Interest                       2,426,029       9,192,484        -                11,618,513
                              --------------- ---------------- --------------   --------------------
Total Investment Income        2,426,029       9,192,484        -                11,618,513
Expenses:
Investment advisory fee        396,933         871,572          (133,377)        1,135,128
                                                                             (a)
Administrative personnel and   84,679          163,792          (35,634)         212,837
services fee                                                                 (b)
Custodian fees                 10,585          11,264           (10,585)         11,264
                                                                             (c)
Transfer and dividend          435             54,322           (435)            54,322
disbursing agent fees and                                                    (d)
expenses
Directors' fees                1,287           11,589           (1,287)          11,589
                                                                             (e)
Auditing fees                  17,075          12,900           (17,075)         12,900
                                                                             (f)
Legal fees                     4,234           3,514            (4,234)          3,514
                                                                             (g)
Portfolio accounting fees      4,647           78,569           (4,647)          78,569
                                                                             (h)
Shareholder services fee -     132,311         -
Class R Shares                                                  (132,311)        -
                                                                             (i)
Shareholder services fee -     -               59,968
Institutional Service Shares                                    119,901          179,869
                                                                             (j)
Shareholder services fee -     -               484,764
Institutional Shares                                            -                484,764
Distribution services fee -    132,311         -                (132,311)        -
Class R Shares                                                               (k)
Distribution services fee -    -               59,968
Institutional Service Shares                                    119,901          179,869
                                                                             (l)
Share registration costs       13,465          43,675           (13,465)     (m) 43,675
Printing and postage           3,603           26,568           (3,603)          26,568
                                                                             (n)
Insurance premiums             1,272           1,141            (1,272)          1,141
                                                                             (o)
Miscellaneous                  129             10,391           (129)            10,391
                                                                             (p)
                              --------------- ---------------- --------------   --------------------
                                                               --------------   --------------------
 Total expenses                802,966         1,893,997        (250,563)        2,446,400
                              --------------- ---------------- --------------   --------------------
Waivers:
Waiver of investment adviser   (92,878)       (260,224)         40,942       (q) (312,160)
fee
Waiver of transfer and         -                (4,879)
dividend  disbursing agent                                      -                (4,879)
fees and expenses
Waiver of shareholder          (79,387)        -
services fee - Class R Shares                                    79,387      (r) -
Waiver of shareholder          -
services fee - Institutional                  (484,764)         -                (484,764)
Shares
Waiver of distribution         (132,311)       -
services fee - Class R Shares                                   132,311      (s) -
Waiver of distribution         -               59,968
services fee - Institutional                                    119,901      (t)  179,869
Service Shares
                              --------------- ---------------- --------------   --------------------
 Total waivers                (304,576)       (689,899)        372,541          (621,934)
                              --------------- ---------------- --------------   --------------------
                              --------------- ---------------- --------------   --------------------
 Net expenses                 498,390         1,204,098        121,978          1,824,466
                              --------------- ---------------- --------------   --------------------
                              --------------- ---------------- --------------   --------------------
 Net investment income        1,927,639       7,988,386        (121,978)        9,794,047
                              --------------- ---------------- --------------   --------------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) on    1,037,551       (315,236)        -                722,315
investments
Net change in unrealized
appreciation
 on investments                111,300         1,883,229        -                1,994,529
                              --------------- ---------------- --------------   --------------------
 Net realized and unrealized   1,148,851       1,567,993
gain on investments                                             -                2,716,844
                              --------------- ---------------- --------------   --------------------
                                                               --------------
 Change in net assets          $ 3,076,490     $ 9,556,379      (121,978)        $ 12,510,891
resulting from operations
                              --------------- ---------------- --------------   --------------------


Riggs Short Term Tax Free Bond Fund
 Federated Short-Term Municipal Trust
Notes to Pro Forma Combining Statements of Operations
Year Ended April 30, 2003 and June 30, 2002


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Short-Term Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale of 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors Fee due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit Fee due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal fee due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Shareholder Service Fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the Shareholder Service Fee for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Distribution Service Fee (12B-1) for Class R Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the Distribution Service Fee (12B-1) for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reductions due to the combining two portfolios into one.

(o) Adjustment to reflect the Insurance premium expense reduction due to the combining two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined average net assets of funds.

(r) Adjustment to reflect elimination of shareholder service fee waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect elimination of distribution service fee (12B-1) waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of distribution fee (12B-1) for the Institutional Service Shares being brought in line based on the combined average net assets of funds.


Riggs Short Term Tax Free Bond Fund
 Federated Short Term Municipal Trust
Notes to Pro Forma Financial Statements
Period Ended December 31, 2002
Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust, collectively ("the Funds"), for the period ended December 31, 2002. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2002.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Short Term Tax Free Bond Fund for shares of Federated Short-Term Municipal Trust. Under generally accepted accounting principles, Federated Short-Term Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the Period ended December 31, 2002, Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust paid investment advisory fees computed at the annual rate of o.75% and 0.40%, respectively as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 4,910,920 Institutional Service Shares of Federated Short-Term Municipal Trust in exchange for 4,856,471 Class R Shares of Riggs Short Term Tax Free Bond Fund which would have been issued at December 31, 2002 in connection with the proposed reorganization.


Pro Forma Combining Portfolio of Investments
December 31, 2002

                                   Federated                                                            Federated
Riggs                              Short-Term                                Riggs                      Short-Term
Short Term       Federated         Municipal Trust                           Short Term    Federated    Municipal
                                                                                                        Trust
Tax Free         Short-Term        Pro Forma                                 Tax Free      Short-Term   Pro Forma
Bond Fund        Municipal Trust    Combined                                 Bond Fund     Municipal    Combined
                                                                                           Trust
Principal        Principal         Principal
Amount           Amount            Amount
or Shares        or Shares         or Shares                                 Value         Value        Value
                                               SHORT-INTERMEDIATE MUNICIPAL
                                               SECURITIES--93.6%
                                               Alabama--4.1%
 -               2,000,000         2,000,000   Alabama State Public School    -            2,218,420    2,218,420
                                               & College Authority, Revenue
                                               Bonds, 5.00%, 2/1/2007
 -               3,040,000         3,040,000   Alabama State Public School    -            3,387,563    3,387,563
                                               & College Authority, Revenue
                                               Bonds, 5.00%, 2/1/2008
 -               502,335           502,335     (1) Birmingham, AL, Fire       -            526,638      526,638
                                               Equipment Lease Obligation
                                               No. 2, 5.60%, 11/5/2004
 -               2,760,000         2,760,000   DCH Health Care Authority,     -            2,836,148    2,836,148
                                               Health Care Facilities
                                               Revenue Bonds, 3.50%,
                                               6/1/2005
 -               860,000           860,000     Huntsville, AL, Health Care    -            887,210      887,210
                                               Authority, Revenue Bonds,
                                               4.75% (Huntsville Hospital
                                               System), 6/1/2004
 -               1,190,000         1,190,000   Lauderdale County &            -            1,294,875    1,294,875
                                               Florence, AL, Health Care
                                               Authority, Revenue Bonds
                                               (Series 2000A), 5.50%
                                               (Coffee Health Group)/(MBIA
                                               INS), 7/1/2005
 -               1,275,000         1,275,000   Lauderdale County &            -            1,415,314    1,415,314
                                               Florence, AL, Health Care
                                               Authority, Revenue Bonds
                                               (Series 2000A), 5.50%
                                               (Coffee Health Group)/(MBIA
                                               INS), 7/1/2006
 -               2,500,000         2,500,000   Mobile, AL, IDB (Series        -            2,500,775    2,500,775
                                               1994A), 3.20% TOBs
                                               (International Paper Co.),
                                               Optional Tender 6/1/2003
                                               Total                          -            15,066,943   15,066,943
                                               Alaska--2.5%
 -               3,000,000         3,000,000   Alaska State Housing Finance   -            3,328,770    3,328,770
                                               Corp., State Capital Project
                                               Revenue Bonds (Series
                                               2001A), 5.00% (MBIA INS),
                                               12/1/2006
 -               1,260,000         1,260,000   Anchorage, AK, UT GO Bonds     -            1,304,213    1,304,213
                                               (Series B), 5.00% (FGIC
                                               INS), 12/1/2003
 -               3,500,000         3,500,000   Valdez, AK, Marine Terminal    -            3,552,745    3,552,745
                                               (1994 Series B), 3.10% TOBs
                                               (Phillips Transportation
                                               Alaska, Inc.)/(Phillips
                                               Petroleum Co. GTD),
                                               Mandatory Tender 1/1/2003
 -               1,000,000         1,000,000   Valdez, AK, Marine Terminal    -            1,013,150    1,013,150
                                               (1994 Series C), 2.90% TOBs
                                               (Phillips Transportation
                                               Alaska, Inc.)/(Phillips
                                               Petroleum Co. GTD),
                                               Mandatory Tender 1/1/2003
                                               Total                          -            9,198,878    9,198,878
                                               Arizona--2.1%
 -               3,000,000         3,000,000   Arizona State Transportation   -            3,058,560    3,058,560
                                               Board, Transportation Excise
                                               Tax Revenue Bonds (Series
                                               2000), 5.00% (Maricopa
                                               County, AZ Regional Area
                                               Road Fund), 7/1/2003
 -               1,500,000         1,500,000   Maricopa County, AZ,           -            1,505,400    1,505,400
                                               Pollution Control Corp.
                                               (Series 1994E), 3.75% TOBs
                                               (Arizona Public Service
                                               Co.), Mandatory Tender
                                               4/8/2003
1,000,000         -                1,000,000   Maricopa County, AZ, Unified  1,074,770      -           1,074,770
                                               School District No. 97, GO
                                               UT, 5.20% (FGIC
                                               INS)/(Original Issue Yield:
                                               5.30%), 7/1/2007
 -               2,000,000         2,000,000   Salt River Project, AZ,        -            2,218,580    2,218,580
                                               Agricultural Improvement &
                                               Power District, Electric
                                               System Refunding Revenue
                                               Bonds (Series 2002D), 5.00%,
                                               1/1/2007
                                               Total                          1,074,770    6,782,540    7,857,310
                                               Arkansas--1.3%
 -               1,000,000         1,000,000   Arkansas Development Finance   -            999,580      999,580
                                               Authority, Exempt Facilities
                                               Revenue Bonds, 3.50% TOBs
                                               (Waste Management, Inc.
                                               GTD), Mandatory Tender
                                               8/1/2003
 -               530,000           530,000     Arkansas Development Finance   -            542,619      542,619
                                               Authority, SFM Revenue Bonds
                                               (Series 1997A-R), 6.50%
                                               (MBIA INS), 2/1/2011
 -               1,420,000         1,420,000   Pulaski County, AR, Hospital   -            1,459,618    1,459,618
                                               Refunding Revenue Bonds
                                               (Series 2002B), 4.00%
                                               (Arkansas Children's
                                               Hospital), 3/1/2005
 -               1,595,000         1,595,000   Pulaski County, AR, Hospital   -            1,677,621    1,677,621
                                               Refunding Revenue Bonds
                                               (Series 2002B), 4.75%
                                               (Arkansas Children's
                                               Hospital), 3/1/2008
                                               Total                          -            4,679,438    4,679,438
                                               California--0.9%
 -               1,000,000         1,000,000   California State Department    -            1,076,260    1,076,260
                                               of Water Resources Power
                                               Supply Program, Power Supply
                                               Revenue Bonds (Series A),
                                               5.50%, 5/1/2005
 -               1,000,000         1,000,000   California Statewide           -            1,031,280    1,031,280
                                               Communities Development
                                               Authority, Revenue Bonds
                                               (Series 2002C), 3.70% TOBs
                                               (Kaiser Permanente),
                                               Mandatory Tender 2/1/2005
 -               1,000,000         1,000,000   California Statewide           -            1,054,520    1,054,520
                                               Communities Development
                                               Authority, Revenue Bonds
                                               (Series 2002D), 4.35% TOBs
                                               (Kaiser Permanente),
                                               Mandatory Tender 2/1/2007
                                               Total                          -            3,162,060    3,162,060
                                               Colorado--1.5%
 -               325,000           325,000     Colorado HFA, SFM Revenue      -            333,037      333,037
                                               Bond (Series C-1), 7.65%,
                                               12/1/2025
 -               17,000            17,000      Colorado HFA, SFM Senior       -            17,139       17,139
                                               Bonds (Series 1998C-2),
                                               4.50%, 11/1/2005
 -               75,000            75,000      Colorado HFA, SFM              -            75,630       75,630
                                               Subordinate Bonds (Series
                                               1998B), 4.625%, 11/1/2005
 -               500,000           500,000     Colorado Health Facilities     -            506,670      506,670
                                               Authority, Hospital
                                               Refunding Revenue Bonds,
                                               4.75% (Parkview Medical
                                               Center), 9/1/2003
 -               640,000           640,000     Colorado Health Facilities     -            660,819      660,819
                                               Authority, Hospital
                                               Refunding Revenue Bonds,
                                               5.00% (Parkview Medical
                                               Center), 9/1/2004
 -               3,810,000         3,810,000   Countrydale, CO,               -            3,845,966    3,845,966
                                               Metropolitan District, LT GO
                                               Refunding Bonds, 3.50% TOBs
                                               (Compass Bank, Birmingham
                                               LOC), Mandatory Tender
                                               12/1/2007
                                               Total                          -            5,439,261    5,439,261
                                               Delaware--1.8%
 -               6,000,000         6,000,000   Delaware State, UT GO Bonds    -            6,640,920    6,640,920
                                               (Series 2002A), 5.00%,
                                               7/1/2006
 -                                             District Of                    -
                                               Columbia--0.3%
 -               1,130,000         1,130,000   District of Columbia,          -            1,168,318    1,168,318
                                               Revenue Bonds (Series 1999),
                                               5.30% TOBs (819 7th Street,
                                               LLC Issue)/(Branch Banking &
                                               Trust Co., Winston-Salem
                                               LOC), Mandatory Tender
                                               10/1/2004
                                               Florida--2.6%
 -               880,000           880,000     Florida Housing Finance        -            922,390      922,390
                                               Corp., Homeowner Mortgage
                                               Revenue Bonds (Series 2),
                                               4.75% (MBIA INS), 7/1/2019
 -               1,300,000         1,300,000   Florida State Board of         -            1,368,432    1,368,432
                                               Education Capital Outlay, UT
                                               GO Bonds (Series 2001E),
                                               5.00% (Florida State),
                                               6/1/2004
 -               1,000,000         1,000,000   Highlands County, FL, Health   -            1,021,390    1,021,390
                                               Facilities Authority,
                                               Hospital Revenue Bonds
                                               (Series 2002B), 3.50%
                                               (Adventist Health System),
                                               11/15/2004
 -               2,000,000         2,000,000   Highlands County, FL, Health   -            2,035,040    2,035,040
                                               Facilities Authority,
                                               Hospital Revenue Bonds,
                                               3.35% TOBs (Adventist Health
                                               System), Mandatory Tender
                                               9/1/2005
 -               500,000           500,000     Miami Beach, FL, Health        -            472,600      472,600
                                               Facilities Authority,
                                               Hospital Revenue Bonds
                                               (Series 2001B), 5.50% TOBs
                                               (Mt. Sinai Medical Center,
                                               FL), Mandatory Tender
                                               5/15/2005
 -               1,885,000         1,885,000   Miami-Dade County, FL,         -            2,107,750    2,107,750
                                               School District, COPs
                                               (Series A), 5.25%, 10/1/2006
 -               1,600,000         1,600,000   Palm Beach County, FL,         -            1,691,504    1,691,504
                                               Health Facilities Authority,
                                               Hospital Refunding Revenue
                                               Bonds (Series 2001), 5.00%
                                               (BRCH Corporation Obligated
                                               Group), 12/1/2004
                                               Total                          -            9,619,106    9,619,106
                                               Georgia--3.3%
 -               3,000,000         3,000,000   Burke County, GA,              -            3,000,000    3,000,000
                                               Development Authority
                                               (Georgia Power Co.), Auction
                                               Note (Series 2002), 2/20/2003
 -               3,000,000         3,000,000   Burke County, GA,              -            3,000,000    3,000,000
                                               Development Authority
                                               (Georgia Power Co.), SAVRS
                                               (Series 1994), 2/20/2003
 -               1,700,000         1,700,000   Decatur County-Bainbridge,     -            1,701,241    1,701,241
                                               GA, IDA, Revenue Bonds,
                                               4.00% TOBs (John B.
                                               Sanifilippo & Son)/(Lasalle
                                               Bank, N.A. LOC), Mandatory
                                               Tender 6/1/2006
950,000           -                950,000     Georgia Municipal Electric    1,019,189      -           1,019,189
                                               Authority, Refunding Revenue
                                               Bonds (Series Z), 5.10% (FSA
                                               INS)/(Original Issue Yield:
                                               5.15%), 1/1/2005
 -               3,000,000         3,000,000   Municipal Electric Authority   -            3,363,630    3,363,630
                                               of Georgia, Combustion
                                               Turbine Project Revenue
                                               Bonds (Series 2002A), 5.00%
                                               (MBIA INS), 11/1/2008
                                               Total                          1,019,189    11,064,871   12,084,060
                                               Hawaii--0.6%
2,000,000         -                2,000,000   Hawaii State, GO UT (Series   2,269,220      -           2,269,220
                                               CB), Refunding Bonds, 5.75%
                                               (Original Issue Yield:
                                               5.90%), 1/1/2007
                                               Illinois--5.7%
 -               2,000,000         2,000,000   Chicago, IL, Gas Supply        -            2,000,080    2,000,080
                                               Revenue (Series B), 1.95%
                                               TOBs (Peoples Gas Light &
                                               Coke Co.), Optional Tender
                                               1/23/2003
1,000,000         -                1,000,000   Chicago, IL, O'Hare           1,100,710      -           1,100,710
                                               International Airport
                                               (Series A), 6.375% (MBIA
                                               INS)/(Original Issue Yield:
                                               6.735%), 1/1/2012
1,000,000         -                1,000,000   Chicago, IL, O'Hare           1,109,020      -           1,109,020
                                               International Airport,
                                               Revenue Bonds (Series A),
                                               5.375% (AMBAC
                                               INS)/(Original Issue Yield:
                                               5.50%), 1/1/2007
1,000,000         -                1,000,000   Chicago, IL, Public Building  1,020,000      -           1,020,000
                                               Commission, Revenue Bonds
                                               (Series C), 5.80% (Park
                                               District) /(FGIC
                                               INS)/(Original Issue Yield:
                                               5.886%), 1/1/2013
1,550,000         -                1,550,000   Chicago, IL, GO UT Refunding  1,696,119      -           1,696,119
                                               Bonds, 6.30% (AMBAC
                                               INS)/(Original Issue Yield:
                                               6.40%), 1/1/2005
 -               1,030,000         1,030,000   Illinois Health Facilities     -            1,050,981    1,050,981
                                               Authority, Revenue Bonds
                                               (Series 1998), 5.25%
                                               (Centegra Health System),
                                               9/1/2003
 -               2,000,000         2,000,000   Illinois Health Facilities     -            2,040,460    2,040,460
                                               Authority, Revenue Refunding
                                               Bonds (Series A), 5.00%
                                               (Advocate Health Care
                                               Network), 8/15/2003
 -               1,000,000         1,000,000   Illinois State, UT GO Bonds    -            1,078,110    1,078,110
                                               (First Series of December
                                               2000), 5.50%, 12/1/2004
 -               3,000,000         3,000,000   Illinois State, UT GO Bonds    -            3,338,280    3,338,280
                                               (First Series of July 2002),
                                               5.00% (MBIA INS), 7/1/2007
 -               2,000,000         2,000,000   Illinois State, UT GO Bonds    -            2,047,760    2,047,760
                                               (Series 2000), 5.25%,
                                               8/1/2003
1,000,000         -                1,000,000   Lake County, IL, (Series A)   1,037,620      -           1,037,620
                                               Water & Sewer Refunding
                                               Revenue Bonds, 5.50% (AMBAC
                                               INS)/(Original Issue Yield:
                                               5.65%), 12/1/2009
 -               3,050,000         3,050,000   Will & Kendall Counties, IL    -            3,486,181    3,486,181
                                               Community Consolidated
                                               School District No. 202, UT
                                               GO Bonds, 5.50% (FSA INS),
                                               12/30/2007
                                               Total                          5,963,469    15,041,852   21,005,321
                                               Indiana--1.1%
 -               1,000,000         1,000,000   Indiana Development Finance    -            1,032,460    1,032,460
                                               Authority, Refunding Revenue
                                               Bonds (Series 1998A), 4.75%
                                               TOBs (Southern Indiana Gas &
                                               Electric Co.), Mandatory
                                               Tender 3/1/2006
 -               1,200,000         1,200,000   Indiana Health Facility        -            1,268,352    1,268,352
                                               Financing Authority, Health
                                               System Revenue Bonds (Series
                                               2001), 5.00% (Sisters of St.
                                               Francis Health Services,
                                               Inc.), 11/1/2004
 -               1,000,000         1,000,000   Indiana Health Facility        -            1,116,730    1,116,730
                                               Financing Authority, Revenue
                                               Bonds (Series 2002G), 5.50%
                                               (Ascension Health Credit
                                               Group), 11/15/2007
 -               665,000           665,000     Indiana State HFA, SFM         -            687,524      687,524
                                               Revenue Bonds (Series C-3),
                                               4.75%, 1/1/2029
                                               Total                          -            4,105,066    4,105,066
                                               Iowa--0.5%
 -               1,880,000         1,880,000   Iowa Finance Authority, Iowa   -            1,988,250    1,988,250
                                               State Revolving Fund Revenue
                                               Bonds (Series 2001), 5.00%,
                                               8/1/2004
                                               Kansas--1.9%
 -               2,000,000         2,000,000   Burlington, KS, Refunding      -            2,070,320    2,070,320
                                               Revenue Bonds (Series
                                               1998B), 4.75% TOBs (Kansas
                                               City Power And Light Co.),
                                               Mandatory Tender 10/1/2007
1,000,000         -                1,000,000   Johnson County, KS, Unified   1,027,170      -           1,027,170
                                               School District No. 233, GO
                                               UT, 5.25% (FGIC
                                               INS)/(Original Issue Yield:
                                               5.30%), 9/1/2017
 -               2,000,000         2,000,000   La Cygne, KS, Environmental    -            2,043,860    2,043,860
                                               Improvement Revenue
                                               Refunding Bonds (Series
                                               1994), 3.90% TOBs (Kansas
                                               City Power And Light Co.),
                                               Mandatory Tender 9/1/2004
 -               1,370,000         1,370,000   Sedgwick & Shawnee Counties,   -            1,445,994    1,445,994
                                               KS, SFM Revenue Bonds,
                                               Mortgage-Backed Securities
                                               Program (Series 1998 A-1),
                                               5.00% (GNMA COL Home
                                               Mortgage Program COL),
                                               6/1/2013
 -               235,000           235,000     Sedgwick & Shawnee Counties,   -            239,413      239,413
                                               KS, SFM Revenue Bonds
                                               (Series 2001B-1), 4.00%
                                               (GNMA COL Home Mortgage
                                               Program GTD), 12/1/2013
                                               Total                          1,027,170    5,799,587    6,826,757
                                               Louisiana--4.2%
 -               1,000,000         1,000,000   Calcasieu Parish, LA, IDB,     -            1,060,440    1,060,440
                                               Pollution Control Revenue
                                               Refunding Bonds, Series
                                               2001, 4.80% (Occidental
                                               Petroleum Corp.), 12/1/2006
 -               2,200,000         2,200,000   Lake Charles, LA, Harbor &     -            2,300,320    2,300,320
                                               Terminal District, Port
                                               Facilities Revenue Refunding
                                               Bond, Trunkline Lining Co
                                               Project, 7.75% (Duke Energy
                                               Corp.), 8/15/2022, Callable
                                               @ 103, 1/31/2003
 -               1,935,000         1,935,000   Louisiana Agricultural         -            2,014,857    2,014,857
                                               Finance Authority, Revenue
                                               Bonds, 5.20%
                                               (Louisiana-Pacific
                                               Corp.)/(Hibernia National
                                               Bank LOC), 5/1/2004
2,000,000         -                2,000,000   Louisiana PFA, Refunding      2,025,320      -           2,025,320
                                               Revenue Bonds, 5.95% (AXA
                                               LOC), 6/15/2019
 -               1,750,000         1,750,000   Louisiana Public Facilities    -            1,942,570    1,942,570
                                               Authority, Revenue Bonds
                                               (Series 2002), 5.00%
                                               (Ochsner Clinic Foundation
                                               Project)/(MBIA INS),
                                               5/15/2008
 -               2,000,000         2,000,000   Louisiana State Energy &       -            2,000,000    2,000,000
                                               Power Authority, Refunding
                                               Revenue Bonds (Series 2000),
                                               5.25% (Rodemacher Unit No. 2
                                               Project), 1/1/2003
 -               2,500,000         2,500,000   St. Charles Parish, LA, PCR    -            2,504,525    2,504,525
                                               Refunding Bonds (Series
                                               1999-C), 5.35% TOBs (Entergy
                                               Louisiana, Inc.), Mandatory
                                               Tender 10/1/2003
 -               2,000,000         2,000,000   St. Charles Parish, LA, PCR    -            2,015,100    2,015,100
                                               Refunding Revenue Bonds
                                               (Series 1999A), 4.90% TOBs
                                               (Entergy Louisiana, Inc.),
                                               Mandatory Tender 6/1/2005
                                               Total                          2,025,320    13,837,812   15,863,132
                                               Maryland--0.3%
 -               1,000,000         1,000,000   Prince Georges County, MD,     -            1,001,700    1,001,700
                                               IDRB (Series 1993), 3.10%
                                               TOBs (International Paper
                                               Co.), Optional Tender
                                               7/15/2003
                                               Massachusetts--2.6%
 -               1,500,000         1,500,000   Commonwealth of                -            1,671,705    1,671,705
                                               Massachusetts, Construction
                                               Loan LT GO Bonds (Series
                                               2001C), 5.00%, 12/1/2010
 -               2,000,000         2,000,000   Commonwealth of                -            2,247,620    2,247,620
                                               Massachusetts, Construction
                                               Loan UT GO Bonds (Series
                                               2002D), 5.25%, 8/1/2007
1,000,000         -                1,000,000   Lawrence, MA, GO UT, 5.50%    1,125,110      -           1,125,110
                                               (AMBAC INS)/(Original Issue
                                               Yield: 4.71%), 2/1/2011
 -               2,495,000         2,495,000   Massachusetts HEFA, Revenue    -            2,569,526    2,569,526
                                               Bonds (Series 1999A), 5.25%
                                               (Caritas Christi Obligated
                                               Group), 7/1/2004
 -               1,060,000         1,060,000   Massachusetts HEFA, Revenue    -            1,100,132    1,100,132
                                               Bonds (Series C), 5.00%
                                               (Milton Hospital), 7/1/2004
1,000,000         -                1,000,000   Massachusetts State Special   1,046,100      -           1,046,100
                                               Obligation Revenue, (Series
                                               A), 5.00%, 6/1/2017
                                               Total                          2,171,210    7,588,983    9,760,193
                                               Michigan--5.6%
1,000,000         -                1,000,000   Central Michigan University,  1,022,480      -           1,022,480
                                               Refunding Revenue Bond,
                                               6.00% (MBIA INS)/(Original
                                               Issue Yield: 6.40%),
                                               10/1/2013
 -               1,250,000         1,250,000   Detroit, MI, Capital           -            1,388,813    1,388,813
                                               Improvement LT GO Bonds
                                               (Series 2002A), 5.00% (MBIA
                                               INS), 4/1/2007
 -               1,000,000         1,000,000   Michigan Municipal Bond        -            1,135,040    1,135,040
                                               Authority, Refunding Revenue
                                               Bonds (Series 2002), 5.25%
                                               (Clean Water Revolving
                                               Fund), 10/1/2008
 -               2,500,000         2,500,000   Michigan Municipal Bond        -            2,831,775    2,831,775
                                               Authority, Revenue Bonds,
                                               5.25% (Clean Water Revolving
                                               Fund), 10/1/2007
 -               1,450,000         1,450,000   Michigan Municipal Bond        -            1,637,891    1,637,891
                                               Authority, Revenue Bonds,
                                               5.25% (Drinking Water
                                               Revolving Fund), 10/1/2007
 -               4,000,000         4,000,000   Michigan Public Power          -            4,275,240    4,275,240
                                               Agency, Belle River Project
                                               Refunding Revenue Bonds
                                               (Series 2002A), 5.00%,
                                               1/1/2005
 -               1,250,000         1,250,000   Michigan Public Power          -            1,365,737    1,365,737
                                               Agency, Belle River Project
                                               Refunding Revenue Bonds
                                               (Series 2002A), 5.00% (MBIA
                                               INS), 1/1/2006
865,000           -                865,000     Michigan State Building       943,222        -           943,222
                                               Authority (Series I) Health,
                                               Hospital, Nursing Home
                                               Improvement Revenue Bonds,
                                               5.40% (Original Issue Yield:
                                               5.50%), 10/1/2005
 -               1,005,000         1,005,000   Michigan State Hospital        -            1,026,497    1,026,497
                                               Finance Authority, Hospital
                                               Revenue & Refunding Bonds
                                               (Series 1998A), 4.70%
                                               (Hackley Hospital Obligated
                                               Group), 5/1/2004
 -               1,265,000         1,265,000   Michigan State Hospital        -            1,309,402    1,309,402
                                               Finance Authority, Refunding
                                               Revenue Bonds (Series A),
                                               5.50% (Trinity Healthcare
                                               Credit Group), 12/1/2003
 -               1,000,000         1,000,000   Michigan State Hospital        -            1,069,090    1,069,090
                                               Finance Authority, Refunding
                                               Revenue Bonds (Series A),
                                               5.50% (Trinity Healthcare
                                               Credit Group), 12/1/2004
 -               820,000           820,000     Michigan State Hospital        -            847,552      847,552
                                               Finance Authority, Revenue &
                                               Refunding Bonds (Series
                                               1998A), 4.40% (McLaren
                                               Health Care Corp.)/(Original
                                               Issue Yield: 4.45%), 6/1/2004
1,000,000         -                1,000,000   Oxford, MI, Area Community    1,106,330      -           1,106,330
                                               Schools, GO UT, 5.50%
                                               (Q-SBLF INS), 5/1/2017
1,000,000         -                1,000,000   Wyoming, MI, Public Schools,  1,074,100      -           1,074,100
                                               GO UT, 5.25% (Original Issue
                                               Yield: 5.425%), 5/1/2017
                                               Total                          4,146,132    16,887,037   21,033,169
                                               Minnesota--0.7%
1,000,000         -                1,000,000   Hopkins, MN, ISD, No. 270,    1,079,060      -           1,079,060
                                               GO UT, 5.00% (FGIC INS),
                                               2/1/2015
1,500,000         -                1,500,000   Minnesota State, GO UT,       1,637,505      -           1,637,505
                                               5.00% (Original Issue Yield:
                                               4.37%), 10/1/2014
                                               (10/1/2011@100)
                                               Total                         2,716,565      -           2,716,565
                                               Missouri--1.7%
 -               895,000           895,000     Cape Girardeau County, MO,     -            934,863      934,863
                                               IDA, Health Care Facilities
                                               Revenue Bonds, Series A,
                                               4.50% (St. Francis Medical
                                               Center, MO), 6/1/2006
 -               1,500,000         1,500,000   Missouri Highways &            -            1,618,185    1,618,185
                                               Transportation Commission,
                                               State Road Bonds (Series
                                               2000A), 5.25%, 2/1/2005
 -               1,500,000         1,500,000   Missouri Highways &            -            1,655,850    1,655,850
                                               Transportation Commission,
                                               State Road Bonds (Series
                                               2000A), 5.25%, 2/1/2006
 -               2,000,000         2,000,000   Missouri State HEFA, Revenue   -            2,181,380    2,181,380
                                               Bonds (Series 2002A), 5.00%
                                               (SSM Health Care Credit
                                               Group), 6/1/2007
                                               Total                          -            6,390,278    6,390,278
                                               Nebraska--0.9%
 -               1,500,000         1,500,000   Nebraska Public Power          -            1,529,550    1,529,550
                                               District, Construction
                                               Notes, 3.50%, 12/1/2003
 -               1,665,000         1,665,000   Nebraska Public Power          -            1,769,745    1,769,745
                                               District, General Revenue
                                               Bonds (Series 2002B), 4.00%
                                               (AMBAC INS), 1/1/2006
                                               Total                          -            3,299,295    3,299,295
                                               Nevada--0.6%
1,000,000         -                1,000,000   Clark County, NV, School      1,115,570      -           1,115,570
                                               District, GO LT (Series B),
                                               5.50% (FGIC INS), 6/15/2015
1,000,000         -                1,000,000   Washoe County, NV, Hospital   1,079,670      -           1,079,670
                                               Facilities, Revenue Bonds,
                                               6.00% (AMBAC INS)/(Original
                                               Issue Yield: 6.10%), 6/1/2009
                                               Total                         2,195,240      -           2,195,240
                                               New Jersey--0.3%
1,000,000         -                1,000,000   West Deptford Township, GO,   1,087,550      -           1,087,550
                                               5.375% (FGIC INS), 9/1/2018
                                               New Mexico--0.5%
1,000,000         -                1,000,000   Santa Fe, NM Community        1,114,420      -           1,114,420
                                               College District, GO UT,
                                               5.45% (Original Issue Yield:
                                               5.55%), 8/1/2010
 -               635,000           635,000     Santa Fe Solid Waste           -            643,573      643,573
                                               Management Agency, NM,
                                               Facility Revenue Bonds
                                               (Series 1996), 5.00%,
                                               6/1/2003
                                               Total                          1,114,420     643,573     1,757,993
                                               New York--4.4%
 -               3,000,000         3,000,000   Metropolitan Transportation    -            3,357,720    3,357,720
                                               Authority, NY, Dedicated Tax
                                               Fund Revenue Bonds (Series
                                               2002A), 5.00% (FSA INS),
                                               11/15/2007
 -               1,250,000         1,250,000   Metropolitan Transportation    -            1,418,425    1,418,425
                                               Authority, NY, Dedicated Tax
                                               Fund Revenue Bonds (Series
                                               2002A), 5.25% (FSA INS),
                                               11/15/2008
 -               705,000           705,000     New York City, NY, UT GO       -            708,398      708,398
                                               Bonds (Series 1991B), 7.50%
                                               (Original Issue Yield:
                                               7.70%), 2/1/2003
 -               1,000,000         1,000,000   New York City, NY, UT GO       -            1,072,370    1,072,370
                                               Bonds (Series D), 5.00%,
                                               8/1/2006
 -               1,000,000         1,000,000   New York City, NY, UT GO       -            1,073,060    1,073,060
                                               Bonds (Series E), 5.00%,
                                               8/1/2007
 -               1,960,000         1,960,000   New York State Mortgage        -            2,079,599    2,079,599
                                               Agency, Homeowner Mortgage
                                               Revenue Bonds, Series 71,
                                               4.75%, 10/1/2021
 -               1,000,000         1,000,000   New York State Thruway         -            1,053,110    1,053,110
                                               Authority, Highway and
                                               Bridge Transportation Fund
                                               Revenue Bd. (Series B-1),
                                               5.50% (MBIA INS), 4/1/2004
 -               2,000,000         2,000,000   New York State Thruway         -            2,194,120    2,194,120
                                               Authority, Local Highway &
                                               Bridge Service Contract
                                               Revenue Bonds (Series 2002),
                                               5.00%, 4/1/2006
 -               2,000,000         2,000,000   New York State Thruway         -            2,216,960    2,216,960
                                               Authority, Local Highway &
                                               Bridge Service Contract
                                               Revenue Bonds (Series 2002),
                                               5.00%, 4/1/2007
 -               1,185,000         1,185,000   Niagara Falls, NY, City        -            1,206,472    1,206,472
                                               School District,
                                               Certificates of
                                               Participation (Series 1998),
                                               5.625%, 6/15/2003
                                               Total                          -            16,380,234   16,380,234
                                               North Carolina--1.7%
 -               2,000,000         2,000,000   North Carolina Eastern         -            2,000,000    2,000,000
                                               Municipal Power Agency,
                                               Revenue Refunding Bonds
                                               (Series C), 5.125% (Original
                                               Issue Yield: 5.25%), 1/1/2003
 -               1,000,000         1,000,000   North Carolina Eastern         -            1,034,340    1,034,340
                                               Municipal Power Agency,
                                               Revenue Refunding Bonds
                                               (Series C), 5.25% (Original
                                               Issue Yield: 5.40%), 1/1/2004
 -               1,100,000         1,100,000   North Carolina HFA, SFM        -            1,114,410    1,114,410
                                               Revenue Bonds (Series
                                               1997TT), 4.90%, 9/1/2024
 -               1,000,000         1,000,000   North Carolina Municipal       -            1,000,000    1,000,000
                                               Power Agency No. 1, Revenue
                                               Refunding Bonds, 5.90%
                                               (Catawba Electric)/(Original
                                               Issue Yield: 5.95%), 1/1/2003
1,000,000         -                1,000,000   North Carolina State, GO UT   1,103,630      -           1,103,630
                                               Bonds, 5.00%, 5/1/2011
                                               Total                          1,103,630     5,148,750   6,252,380
                                               Ohio--6.4%
 -               1,000,000         1,000,000   Beavercreek, OH, Local         -            1,042,820    1,042,820
                                               School District, Special Tax
                                               Anticipation Notes, 4.25%,
                                               12/1/2004
 -               1,170,000         1,170,000   Franklin County, OH, Revenue   -            1,181,571    1,181,571
                                               Refunding Bonds, 4.35%
                                               (Capitol South Community
                                               Urban Redevelopment Corp.),
                                               6/1/2003
 -               3,000,000         3,000,000   Hamilton County, OH, Local     -            3,025,200    3,025,200
                                               Cooling Facilities Revenue
                                               Bonds (Series 1998), 4.90%
                                               TOBs (Trigen-Cinergy
                                               Solutions of Cincinnati
                                               LLC)/(Cinergy Corp. GTD),
                                               Mandatory Tender 6/1/2004
 -               1,750,000         1,750,000   Knox County, OH, Hospital      -            1,817,025    1,817,025
                                               Facilities Revenue Refunding
                                               Bonds (Series 1998), 4.30%
                                               (Knox Community
                                               Hospital)/(Radian Asset
                                               Assurance INS)/(Original
                                               Issue Yield: 4.40%), 6/1/2004
 -               1,500,000         1,500,000   Mahoning County, OH,           -            1,501,380    1,501,380
                                               Hospital Facilities,
                                               Adjustable Rate Demand
                                               Health Care Facilities
                                               Revenue Refunding Bonds
                                               (Series 2002), 4.00% TOBs
                                               (Copeland Oaks
                                               Project)/(Skybank LOC),
                                               Mandatory Tender 3/31/2005
 -               530,000           530,000     Ohio HFA Multifamily           -            545,052      545,052
                                               Housing, Residential
                                               Mortgage Revenue Bonds
                                               (Series 1997D-1), 4.85%
                                               (GNMA COL Home Mortgage
                                               Program COL), 3/1/2015
 -               980,000           980,000     Ohio HFA Multifamily           -            995,621      995,621
                                               Housing, Residential
                                               Mortgage Revenue Bonds
                                               (Series 1998A-1), 4.60%
                                               (GNMA COL Home Mortgage
                                               Program COL), 9/1/2026
 -               1,000,000         1,000,000   Ohio State Air Quality         -            1,001,570    1,001,570
                                               Development Authority,
                                               Refunding Revenue Bonds
                                               (Series 2002A), 3.85% TOBs
                                               (Pennsylvania Power Co.),
                                               Mandatory Tender 7/1/2003
450,000           -                450,000     Ohio State, GO UT, 4.00%,     466,970        -           466,970
                                               9/15/2012
 -               1,000,000         1,000,000   Ohio State Water Development   -            996,570      996,570
                                               Authority Pollution Control
                                               Facilities, Refunding
                                               Revenue Bonds (Series
                                               1999B), 4.50% TOBs (Toledo
                                               Edison Co.), Mandatory
                                               Tender 9/1/2005
 -               1,000,000         1,000,000   Ohio State Water Development   -            1,017,040    1,017,040
                                               Authority Pollution Control
                                               Facilities, Refunding
                                               Revenue Bonds (Series B),
                                               4.40% TOBs (Ohio Edison
                                               Co.), Mandatory Tender
                                               12/1/2003
 -               1,000,000         1,000,000   Ohio State Water Development   -            998,110      998,110
                                               Authority, PCR Bonds (Series
                                               A), 3.40% TOBs (Cleveland
                                               Electric Illuminating Co.),
                                               Mandatory Tender 10/1/2004
 -               1,500,000         1,500,000   Ohio State Water Development   -            1,500,960    1,500,960
                                               Authority, Refunding
                                               Facility PCR Bonds, 4.30%
                                               TOBs (Ohio Edison Co.),
                                               Mandatory Tender 6/1/2003
 -               6,000,000         6,000,000   Ohio State, Higher Education   -            6,733,800    6,733,800
                                               Capital Facilities UT GO
                                               Bonds (Series II-A), 5.00%,
                                               12/1/2008
 -               1,000,000         1,000,000   University of Cincinnati,      -            1,119,060    1,119,060
                                               OH, General Receipts Revenue
                                               Bonds (Series A), 5.50%
                                               (FGIC INS), 6/1/2006
                                               Total                          466,970                   23,942,749
                                                                                           23,475,779
                                               Oklahoma--1.9%
 -               2,845,000         2,845,000   Oklahoma HFA, SFM Revenue      -            3,073,766    3,073,766
                                               Bonds (Series 1998D-2),
                                               6.25% (GNMA COL Home
                                               Mortgage Program COL),
                                               9/1/2029
 -               2,000,000         2,000,000   Tulsa, OK, International       -            2,029,900    2,029,900
                                               Airport, General Revenue
                                               Bonds, 5.00% (FGIC INS),
                                               6/1/2003
 -               2,000,000         2,000,000   Tulsa, OK, International       -            2,094,020    2,094,020
                                               Airport, General Revenue
                                               Bonds, 5.00% (FGIC INS),
                                               6/1/2004
                                               Total                          -            7,197,686    7,197,686
                                               Oregon--0.8%
 -               1,000,000         1,000,000   Clackamas County, OR,          -            1,043,640    1,043,640
                                               Hospital Facilities
                                               Authority, Revenue Refunding
                                               Bonds (Series 2001), 5.00%
                                               (Legacy Health System),
                                               5/1/2004
 -               1,000,000         1,000,000   Clackamas County, OR,          -            1,083,420    1,083,420
                                               Hospital Facilities
                                               Authority, Revenue Refunding
                                               Bonds (Series 2001), 5.00%
                                               (Legacy Health System),
                                               5/1/2006
 -               750,000           750,000     Port of Portland, OR, 3.00%    -            750,555      750,555
                                               TOBs (Union Pacific Railroad
                                               Co.)/(Union Pacific Corp.
                                               GTD), Optional Tender
                                               12/1/2003
                                               Total                          -            2,877,615    2,877,615
                                               Pennsylvania--4.8%
 -               5,000,000         5,000,000   Montgomery County, PA, IDA,    -            5,228,500    5,228,500
                                               PCR Refunding Bonds (Series
                                               1999A), 5.20% TOBs (Peco
                                               Energy Co.), Mandatory
                                               Tender 10/1/2004
 -               1,500,000         1,500,000   Pennsylvania EDFA, Resource    -            1,542,060    1,542,060
                                               Recovery Refunding Revenue
                                               Bonds (Series B), 6.75%
                                               (Northampton Generating),
                                               1/1/2007
 -               2,500,000         2,500,000   Pennsylvania State Higher      -            2,509,450    2,509,450
                                               Education Assistance Agency
                                               (Series 2002 A), 2.35% TOBs
                                               (FSA INS)/(Bayerische
                                               Landesbank Girozentrale,
                                               Lloyds TSB Bank PLC, London,
                                               State Street Bank and Trust
                                               Co. and WestLB AG LIQs),
                                               Optional Tender 7/1/2003
 -               200,000           200,000     Pennsylvania State Higher      -            220,420      220,420
                                               Education Facilities
                                               Authority, Revenue Bonds
                                               (Series 2001A), 5.75% (UPMC
                                               Health System), 1/15/2007
 -               1,000,000         1,000,000   Pennsylvania State Higher      -            1,106,510    1,106,510
                                               Education Facilities
                                               Authority, Revenue Bonds
                                               (Series 2001A), 5.75% (UPMC
                                               Health System), 1/15/2008
 -               1,250,000         1,250,000   Pennsylvania State Turnpike    -            1,397,938    1,397,938
                                               Commission, Turnpike
                                               Refunding Revenue Bonds
                                               (Series 2001S), 5.50%,
                                               6/1/2006
 -               2,000,000         2,000,000   Pennsylvania State             -            2,088,360    2,088,360
                                               University, Revenue
                                               Refunding Bonds, 5.00%,
                                               3/1/2004
 -               1,628,765         1,628,765   Philadelphia, PA, Municipal    -            1,731,214    1,731,214
                                               Authority, Equipment Revenue
                                               Bonds (Series 1997A), 5.297%
                                               (Philadelphia, PA Gas
                                               Works)/(AMBAC INS), 10/1/2004
 -               1,000,000         1,000,000   Sayre, PA, Health Care         -            1,070,390    1,070,390
                                               Facilities Authority,
                                               Revenue Bonds (Series
                                               2002A), 5.50% (Guthrie
                                               Healthcare System, PA),
                                               12/1/2005
 -               640,000           640,000     Scranton-Lackawanna, PA,       -            669,197      669,197
                                               Health & Welfare Authority,
                                               Revenue Bonds, 7.125%
                                               (Allied Services
                                               Rehabilitation Hospitals,
                                               PA), 7/15/2005
                                               Total                          -            17,564,039   17,564,039
                                               Rhode Island--1.7%
 -               2,775,000         2,775,000   Johnston, RI (2002 Series),    -            2,790,956    2,790,956
                                               3.00% BANs, 6/19/2003
1,435,000         -                1,435,000   Rhode Island Housing &        1,497,049      -           1,497,049
                                               Mortgage Finance Corp.
                                               (Series A), Refunding
                                               Revenue Bonds, 5.45% (AMBAC
                                               INS), 7/1/2004
 -               600,000           600,000     Rhode Island State Health      -            623,562      623,562
                                               and Educational Building
                                               Corp., Hospital Financing
                                               Revenue Bonds (Series 2002),
                                               5.00% (Lifespan Obligated
                                               Group), 8/15/2005
 -               650,000           650,000     Rhode Island State Health      -            681,025      681,025
                                               and Educational Building
                                               Corp., Hospital Financing
                                               Revenue Bonds (Series 2002),
                                               5.25% (Lifespan Obligated
                                               Group), 8/15/2006
 -               700,000           700,000     Rhode Island State Health      -            740,243      740,243
                                               and Educational Building
                                               Corp., Hospital Financing
                                               Revenue Bonds (Series 2002),
                                               5.50% (Lifespan Obligated
                                               Group), 8/15/2007
                                               Total                          1,497,049     4,835,786   6,332,835
                                               South Carolina--0.9%
 -               1,000,000         1,000,000   Piedmont Municipal Power       -            1,037,410    1,037,410
                                               Agency, SC, Refunding
                                               Electric Revenue Bonds
                                               (Series 2002A) , 5.00%,
                                               1/1/2004
 -               1,000,000         1,000,000   Richland County, SC,           -            994,420      994,420
                                               Environmental Improvement
                                               Revenue Refunding Bonds
                                               (Series 2002A), 4.25%
                                               (International Paper Co.),
                                               10/1/2007
 -               1,100,000         1,100,000   South Carolina State Public    -            1,209,560    1,209,560
                                               Service Authority, UT GO
                                               Refunding Bonds (Series D),
                                               5.00% (Santee Cooper),
                                               1/1/2007
                                               Total                          -            3,241,390    3,241,390
                                               South Dakota--0.4%
 -               1,240,000         1,240,000   South Dakota State Health &    -            1,335,889    1,335,889
                                               Educational Authority,
                                               Refunding Revenue Bonds,
                                               5.25% (Sioux Valley Hospital
                                               & Health System), 11/1/2005
                                               Tennessee--2.9%
 -               490,000           490,000     Clarksville, TN, Natural Gas   -            493,866      493,866
                                               Acquisition Corp., Gas
                                               Refunding Revenue Bonds,
                                               4.50% (Dominion Resources,
                                               Inc.), 5/1/2003
 -               500,000           500,000     Clarksville, TN, Natural Gas   -            511,735      511,735
                                               Acquisition Corp., Gas
                                               Refunding Revenue Bonds,
                                               5.00% (Dominion Resources,
                                               Inc.), 11/1/2003
 -               1,000,000         1,000,000   Metropolitan Government        -            1,083,990    1,083,990
                                               Nashville & Davidson County,
                                               TN, HEFA, Multifamily
                                               Housing Revenue Bonds, 5.20%
                                               TOBs (American Housing
                                               Corp.)/(FNMA LOC), Mandatory
                                               Tender 2/1/2006
 -               1,995,000         1,995,000   Metropolitan Government        -            2,147,757    2,147,757
                                               Nashville & Davidson County,
                                               TN, HEFA, Refunding Revenue
                                               Bonds (Series B), 4.50%
                                               (Vanderbilt University),
                                               10/1/2005
 -               2,085,000         2,085,000   Metropolitan Government        -            2,275,903    2,275,903
                                               Nashville & Davidson County,
                                               TN, HEFA, Refunding Revenue
                                               Bonds (Series B), 4.50%
                                               (Vanderbilt University),
                                               10/1/2006
 -               2,000,000         2,000,000   Metropolitan Government        -            2,244,720    2,244,720
                                               Nashville & Davidson County,
                                               TN, HEFA, Revenue Bonds ,
                                               6.875% (Meharry Medical
                                               College)/(Original Issue
                                               Yield: 7.27%), 12/1/2024
 -               2,000,000         2,000,000   Metropolitan Government        -            2,009,080    2,009,080
                                               Nashville & Davidson County,
                                               TN, IDB, Revenue Bonds ,
                                               4.10% TOBs (Waste
                                               Management, Inc.), Mandatory
                                               Tender 8/1/2004
                                               Total                          -            10,767,051   10,767,051
                                               Texas--11.9%
1,000,000         -                1,000,000   Austin, TX, Hotel Occupancy,  1,107,190      -           1,107,190
                                               5.625% (AMBAC INS)/(Original
                                               Issue Yield: 5.71%),
                                               11/15/2019
 -               5,000,000         5,000,000   Austin, TX, Water and          -            5,644,050    5,644,050
                                               Wastewater System, Refunding
                                               Revenue Bonds (Series
                                               2002A), 5.25% (AMBAC INS),
                                               11/15/2007
 -               3,000,000         3,000,000   Brazos River Authority, TX     -            2,875,140    2,875,140
                                               (Series 1995B), 5.05% TOBs
                                               (TXU Energy), Mandatory
                                               Tender 6/19/2006
1,000,000         -                1,000,000   Dallas-Fort Worth, TX,        1,053,430      -           1,053,430
                                               Regional Airport, Refunding
                                               Revenue Bond, (Series A),
                                               7.75% (FGIC INS), 11/1/2003
 -               1,370,000         1,370,000   Gregg County, TX, HFDC,        -            1,417,690    1,417,690
                                               Hospital Revenue Bonds
                                               (Series 2002A), 5.50% (Good
                                               Shepherd Medical Center),
                                               10/1/2005
 -               2,000,000         2,000,000   Gulf Coast, TX, Waste          -            2,059,360    2,059,360
                                               Disposal Authority,
                                               Environmental Facilities
                                               Refunding Revenue Bonds ,
                                               4.20% (Occidental Petroleum
                                               Corp.), 11/1/2006
 -               2,265,000         2,265,000   Gulf Coast, TX, Waste          -            2,525,113    2,525,113
                                               Disposal Authority, Revenue
                                               Bonds (Series 2002), 5.00%
                                               (Bayport Area System)/(AMBAC
                                               INS), 10/1/2007
1,000,000         -                1,000,000   Harris County, TX, GO LT      1,114,110      -           1,114,110
                                               Correctional Facility
                                               Improvement Bonds, 5.50%
                                               (Original Issue Yield:
                                               5.55%), 10/1/2011
1,000,000         -                1,000,000   Houston, TX, (Series A),      1,087,310      -           1,087,310
                                               5.375% (FSA INS)/(Original
                                               Issue Yield: 4.83%), 3/1/2017
1,000,000         -                1,000,000   Johnson County, TX, GO UT,    1,054,740      -           1,054,740
                                               5.00% (FSA INS)/(Original
                                               Issue Yield: 4.85%),
                                               2/15/2016
 -               2,070,000         2,070,000   Lewisville, TX, Combination    -            2,132,141    2,132,141
                                               Contract Revenue & Special
                                               Assessment Bonds (Series
                                               1997), 4.95% (United States
                                               Treasury GTD), 5/1/2021
 -               3,000,000         3,000,000   Matagorda County, TX,          -            2,968,080    2,968,080
                                               Navigation District Number
                                               One, PCR Refunding Bonds
                                               (Series 1999A), 3.75% TOBs
                                               (Central Power & Light Co.),
                                               Mandatory Tender 11/1/2003
 -               1,000,000         1,000,000   North Central Texas HFDC,      -            1,040,150    1,040,150
                                               Hospital Revenue Refunding
                                               Bonds (Series 2002), 4.00%
                                               (Children's Medical Center
                                               of Dallas)/(AMBAC INS),
                                               8/15/2004
1,000,000         -                1,000,000   North Texas Tollway           1,080,290      -           1,080,290
                                               Authority, Dallas, (Series
                                               A), 5.10% (FGIC
                                               INS)/(Original Issue Yield:
                                               5.20%), 1/1/2013
 -               750,000           750,000     Sabine River Authority, TX,    -            739,320      739,320
                                               PCR Revenue Refunding Bonds
                                               (Series 2001C), 4.00% TOBs
                                               (TXU Energy), Mandatory
                                               Tender 11/1/2003
535,000           -                535,000     San Antonio, TX, Electric &   609,777        -           609,777
                                               Gas, Revenue Bond, 5.500%,
                                               2/1/2015
335,000           -                335,000     San Antonio, TX, Electric &   386,349        -           386,349
                                               Gas, Revenue Bonds, 5.50%
                                               (Original Issue Yield:
                                               5.625%),  2/1/2015 (2/1/2007
                                               @101)
130,000           -                130,000     San Antonio, TX, Electric &   143,577        -           143,577
                                               Gas, Revenue Bonds, 5.500%,
                                               2/1/2015
 -               750,000           750,000     San Antonio, TX, Electric &    -            843,863      843,863
                                               Gas, Refunding Revenue Bonds
                                               (Series 2002), 5.25%,
                                               2/1/2008
1,000,000         -                1,000,000   Spring TX, ISD, 5.25%,        1,061,850      -           1,061,850
                                               2/15/2019
 -               1,130,000         1,130,000   Tarrant County, TX, Jr.        -            1,175,087    1,175,087
                                               College District, Refunding
                                               LT GO Bonds (Series 2001A),
                                               4.75%, 2/15/2004
 -               2,700,000         2,700,000   Texas State Public Finance     -            2,994,759    2,994,759
                                               Authority, Refunding UT GO
                                               Bonds (Series 2001A), 5.00%
                                               (Texas State), 10/1/2006
 -               6,000,000         6,000,000   Texas Turnpike Authority,      -            6,681,000    6,681,000
                                               Second Tier Bond
                                               Anticipation Notes (Series
                                               2002), 5.00%, 6/1/2008
820,000           -                820,000     Texas Water Development       834,334        -           834,334
                                               Board, Revenue Bond, 3.95%
                                               (AMBAC INS), 8/15/2003
1,000,000         -                1,000,000   Travis Country, TX, GO UT,    1,096,290      -           1,096,290
                                               5.25%, 3/1/2015
                                               Total                           10,629,247               43,725,000
                                                                                           33,095,753
                                               Utah--1.1%                     -
 -               1,650,000         1,650,000   Alpine, UT, School District,   -            1,822,904    1,822,904
                                               UT GO Bonds, 5.25%, 3/15/2006
420,000           -                420,000     Intermountain Power Agency,   436,099        -           436,099
                                               Utah, (Series B), 5.25%
                                               (Original Issue Yield:
                                               5.79%), 7/1/2017
580,000           -                580,000     Intermountain Power Agency,   591,071        -           591,071
                                               Utah, (Series B), 5.25%
                                               (Original Issue Yield:
                                               5.79%), 7/1/2017
440,000           -                440,000     Intermountain Power Agency,   456,160        -           456,160
                                               Utah, (Series C), 5.00%
                                               (Original Issue Yield:
                                               4.70%), 7/1/2004
560,000           -                560,000     Intermountain Power Agency,   581,437        -           581,437
                                               Utah, (Series C), 5.00%
                                               (Original Issue Yield:
                                               4.999%), 7/1/2004
                                               Total                          2,064,767     1,822,904   3,887,671
                                               Virginia--1.0%
605,000           -                605,000     Chesapeake, VA, IDA, Public   649,528        -           649,528
                                               Facility Lease Revenue
                                               Bonds, 5.40% (MBIA
                                               INS)/(Original Issue Yield:
                                               5.50%), 6/1/2005
 -               1,000,000         1,000,000   Chesterfield County, VA,       -            1,030,050    1,030,050
                                               IDA, PCR Bonds, 4.95%
                                               (Virginia Electric & Power
                                               Co.), 12/1/2007
 -               2,000,000         2,000,000   Louisa, VA, IDA, Solid Waste   -            2,006,400    2,006,400
                                               & Sewage Disposal Revenue
                                               Bonds (Series 2000A), 3.15%
                                               TOBs (Virginia Electric &
                                               Power Co.), Mandatory Tender
                                               4/1/2003
                                               Total                          649,528       3,036,450   3,685,978
                                               Washington--4.1%
 -               1,155,000         1,155,000   Clark County, WA, Public       -            1,246,765    1,246,765
                                               Utilities District No. 001,
                                               Generating System Revenue
                                               Refunding Bonds (Series
                                               2000), 5.50% (FSA INS),
                                               1/1/2005
 -               2,065,000         2,065,000   Clark County, WA, Public       -            2,283,663    2,283,663
                                               Utilities District No. 001,
                                               Generating System Revenue
                                               Refunding Bonds (Series
                                               2000), 5.50% (FSA INS),
                                               1/1/2006
1,000,000         -                1,000,000   Kitsap County, WA, School     1,114,200      -           1,114,200
                                               District No. 400, GO UT,
                                               5.50% (Original Issue Yield:
                                               4.97%), 12/1/2015
1,000,000         -                1,000,000   Snohomish County, WA, School  1,106,250      -           1,106,250
                                               District No. 6, GO UT
                                               Refunding Bonds, 5.45% (FGIC
                                               INS), 12/1/2005
 -               1,310,000         1,310,000   Spokane, WA, Refunding UT GO   -            1,494,972    1,494,972
                                               Bonds , 5.50% (MBIA INS),
                                               12/15/2007
 -               2,500,000         2,500,000   Washington State Public        -            2,552,975    2,552,975
                                               Power Supply System, Nuclear
                                               Project No. 2 Revenue
                                               Refunding Bond (Series
                                               1997B), 5.50% (Energy
                                               Northwest, WA), 7/1/2003
1,000,000         -                1,000,000   Washington State Public       1,087,390      -           1,087,390
                                               Power Supply System (Series
                                               B), 5.40% (Energy Northwest,
                                               WA)/(Original Issue Yield:
                                               5.45%), 7/1/2005
 -               2,000,000         2,000,000   Washington State, Refunding    -            2,186,760    2,186,760
                                               UT GO Bonds, 5.25%, 9/1/2005
 -               2,000,000         2,000,000   Washington State, Various      -            2,099,420    2,099,420
                                               Purpose Refunding UT GO
                                               Bonds (Series 2002R), 3.50%
                                               (MBIA INS), 1/1/2007
                                               Total                          3,307,840                 15,172,395
                                                                                           11,864,555
                                               Wisconsin--1.1%
1,315,000         -                1,315,000   Milwaukee, WI, (Series Y),    1,339,893      -           1,339,893
                                               4.00%, 9/1/2003
 -               1,000,000         1,000,000   Pleasant Prairie, WI, Water    -            1,040,951    1,040,951
                                               & Sewer System, BANs, 4.00%,
                                               10/1/2007
 -               1,500,000         1,500,000   Wisconsin State HEFA,          -            1,600,935    1,600,935
                                               Revenue Bonds (Series
                                               2002A), 5.00% (Ministry
                                               Health Care)/(MBIA INS),
                                               2/15/2005
                                               Total                          1,339,893     2,641,886   3,981,779
                                               Wyoming--0.9%
 -               2,150,000         2,150,000   Albany County, WY, Pollution   -            2,151,590    2,151,590
                                               Control Revenue Bonds
                                               (Series 1985), 3.00% TOBs
                                               (Union Pacific Railroad
                                               Co.)/(Union Pacific Corp.
                                               GTD), Optional Tender
                                               12/1/2003
1,000,000         -                1,000,000   Wyoming Building Corp.,       1,071,600      -           1,071,600
                                               Correctional Facility
                                               Improvement Revenue Bonds,
                                               5.00% (Original Issue Yield:
                                               5.05%), 10/1/2013
                                               Total                         1,071,600      2,151,590   3,223,190
                                               Total Short-Intermediate        48,940,779               345,783,904
                                               Municipal Securities                        296,843,125
                                               (identified cost
                                               $335,815,588)
                                               Short-Term Municipal
                                               securities--5.3%
                                               Arizona--0.9%
 -               1,000,000         1,000,000   Maricopa County, AZ, IDA,      -            1,000,000    1,000,000
                                               1.85% CP (American Water
                                               Capital Corp.), Mandatory
                                               Tender 1/24/2003
 -               1,200,000         1,200,000   Prescott, AZ, IDA (Series      -            1,200,000    1,200,000
                                               A), Weekly VRDNs (Prescott
                                               Convention Center,
                                               Inc.)/(Household Finance
                                               Corp. GTD)
 -               1,200,000         1,200,000   Prescott, AZ, IDA (Series      -            1,200,000    1,200,000
                                               B), Weekly VRDNs (Prescott
                                               Convention Center,
                                               Inc.)/(Household Finance
                                               Corp. GTD)
                                               Total                          -            3,400,000    3,400,000
 -                                             Georgia--0.3%
 -               1,000,000         1,000,000   Bibb County, GA, Development   -            1,000,000    1,000,000
                                               Authority (Series 1991IR-1),
                                               Weekly VRDNs (Temple-Inland,
                                               Inc.)
                                               Indiana--1.5%
 -               5,400,000         5,400,000   Indiana Health Facility        -            5,400,000    5,400,000
                                               Financing Authority (Series
                                               2000B), Daily VRDNs (Clarian
                                               Health Partners,
                                               Inc.)/(JPMorgan Chase Bank
                                               LIQ)
                                               New York--0.8%
 -               1,400,000         1,400,000   New York City, NY,             -            1,400,000    1,400,000
                                               Transitional Finance
                                               Authority, New York City
                                               Recovery Bonds (2003
                                               Subseries 1-D), Daily VRDNs
                                               (Landesbank
                                               Hessen-Thueringen, Frankfurt
                                               LIQ)
 -               1,500,000         1,500,000    (1)(2) Triborough Bridge &    -            1,500,000    1,500,000
                                               Tunnel Authority, NY, Trust
                                               Receipt (Series 2000
                                               FR/RI-N15), Weekly VRDNs
                                               (Bank of New York LIQ)
                                               Total                          -            2,900,000    2,900,000
                                               North Carolina--0.4%
 -               1,700,000         1,700,000   Martin County, NC, IFA         -            1,700,000    1,700,000
                                               (Series 1993), Weekly VRDNs
                                               (Weyerhaeuser Co.)
 -                                             Ohio--0.5%
 -               1,900,000         1,900,000   Franklin County, OH,           -            1,900,000    1,900,000
                                               Mortgage Revenue (Series
                                               2000F), Weekly VRDNs
                                               (Trinity Healthcare Credit
                                               Group)/(JPMorgan Chase Bank
                                               LIQ)
                                               Tennessee--0.3%
 -               1,000,000         1,000,000   Carter County, TN, IDB         -            1,000,000    1,000,000
                                               (Series 1983), Weekly VRDNs
                                               (Inland Container
                                               Corp.)/(Temple-Inland, Inc.
                                               GTD)
                                               Texas--0.4%
 -               1,600,000         1,600,000   Harris County, TX, HFDC        -            1,600,000    1,600,000
                                               (Series 2002), Daily VRDNs
                                               (Methodist Hospital, Harris
                                               County, TX)
                                               Washington--0.2%
 -               800,000           800,000     Port Grays Harbor, WA,         -            800,000      800,000
                                               Industrial Development
                                               Corp., Solid Waste Disposal
                                               Revenue Bonds (Series 1993),
                                               Weekly VRDNs (Weyerhaeuser
                                               Co.)
                                               Total Short-Term Municipal     -            19,700,000   19,700,000
                                               Securities (identified cost
                                               $19,700,000)
                                               Mutual Funds--0.4%
1,357,619         -                            SEI Tax Exempt Money Market   1,357,619      -           1,357,619
                                               Fund
324,382           -                            SEI Tax Exempt Money Market   324,382        -           324,382
                                               Fund, Series A
                                               Total Mutual Funds (at net    1,682,001      -           1,682,001
                                               asset value)
                                               Total Investments - 99.3%     $50,622,780   $316,543,125 $367,165,905
                                               (identified cost
                                               $357,197,589) (3)
                                               Other Assets and Liabilities  647,224       1,791,647    2,438,871
                                               - 0.7%
                                               Total Net Assets -            $51,270,004   $318,334,772 $369,604,776
                                               100%


1 Denotes a restricted security which is subject to resale under Federal Securities laws. These securities amounted to $2,026,638 for the Federated Short-Term Municipal Trust Pro Forma Combined which represents 0.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $1,500,000 which represents 0.4% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Trustees.

3 The cost of investments for Federal Tax purposes amounts to $357,197,590 for the Federated Short-Term Municipal Trust Pro Forma Combined.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.

The following acronyms are used throughout this portfolio:

AMBAC            --American Municipal Bond Assurance Corporation
AMT              --Alternative Minimum Tax
BANs             --Bond Anticipation Notes
COL              --COL
COPs             --Certificates of Participation
CP               --Commercial Paper
EDFA             --Economic Development Financing Authority
FGIC             --Financial Guaranty Insurance Company
FNMA             --Federal National Mortgage Association
FSA              --Financial Security Assurance
GNMA             --Government National Mortgage Association
GO               --General Obligation
GTD              --Guaranteed
HEFA             --Health and Education Facilities Authority
HFA              --Housing Finance Authority
HFDC             --Health Facility Development Corporation
IDA              --Industrial Development Authority
IDB              --Industrial Development Bond
IDRB             --Industrial Development Revenue Bond
IFA              --Industrial Finance Authority
INS              --Insured
LIQs             --Liquidity Agreements
LOC              --Letter of Credit
LT               --Limited Tax
MBIA             --Municipal Bond Investors Assurance
PCR              --Pollution Control Revenue
PFA              --Public Facility Authority
Q--SBLF          --Qualified State Loan Bond Fund
SFM              --Single Family Mortgage
TOBs             --Tender Option Bonds
UT               --Unlimited Tax
VRDNs            --Variable Rate Demand Notes



                       Riggs Short Term Tax Free Bond Fund
                      Federated Short-Term Municipal Trust
     Pro Forma Combining Statements of Assets and Liabilities (Semi-Annual)

                                December 31, 2002



------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Federated
                                  Riggs                                                                 Short-Term
                                  Short Term             Federated                                      Municipal Trust
                                  Tax Free               Short-Term                Pro Forma            Pro Forma
                                  Bond Fund              Municipal Trust           Adjustment           Combined
                                  --------------------   -----------------------   -------------------------------------------
Assets:
-----------------------------
Investments in securities,         $ 50,622,780           $ 316,543,125             -                    367,165,905
at value
-----------------------------
Cash                               3,808                  72,290                    -                    76,098
-----------------------------
Income receivable                  813,967                3,495,283                 -                    4,309,250
-----------------------------
Receivable for Investments         -                      340,000                   -                    340,000
sold
-----------------------------
                                  --------------------   -----------------------   ------------------   ----------------------
 Total assets                       51,440,555            320,450,698               -                    371,891,253
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
Liabilities:
-----------------------------
Payable for investments            -                      -                         -                    -
purchased
-----------------------------
Income distribution payable        152,996                795,955                   -                    948,951
-----------------------------
Payable for shares redeemed        -                      1,314,268                 -                    1,314,268
-----------------------------
Accrued expenses                   17,555                 5,703                     -                    23,258
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
 Total liabilities                 170,551                2,115,926                 -                    2,286,477
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
Net Assets
                                  $ 51,270,004           $ 318,334,772             $ -                  $ 369,604,776
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
Net Assets Consists of:
-----------------------------
Paid in capital                    $ 48,545,247           $ 317,048,148             -                    $ 365,593,395
-----------------------------
Net unrealized appreciation
  of investments                   2,725,032              7,243,284                 -                    9,968,316
-----------------------------
Accumulated net realized
gain (loss) on
 investments                       (276)                   (5,956,693)              -                    (5,956,969)
-----------------------------
Undistributed (distributions
in excess of) net
 investment income                 1                      33                        -                    34
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
 Total Net Assets
                                  $ 51,270,004           $ 318,334,772             $ -                  $ 369,604,776
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
                                                                                   ------------------
Net Assets:
Class R Shares                     $ 51,270,004           $ -                       $(51,270,004)    (a) $ -
                                  --------------------   -----------------------   ------------------   ----------------------
Institutional Shares               $ -                    $ 289,196,338             $ -                  $ 289,196,338
                                  --------------------   -----------------------   ------------------   ----------------------
                                  --------------------   -----------------------
Institutional Service Shares       $ -                    $ 29,138,434             $51,270,004       (a) $ 80,408,438
                                  --------------------   -----------------------   ------------------   ----------------------

Shares Outstanding:
 Class R Shares                    4,856,471              -                        (4,856,471)       (a) -
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
                                                                                   ------------------
 Institutional Shares              -                      27,705,105
                                                                                                        27,705,105
-----------------------------     --------------------   -----------------------                        ----------------------
                                                                                   ------------------
 Institutional Service             -                      2,791,506                 4,910,920
Shares                                                                                               (a)7,702,426
-----------------------------     --------------------   -----------------------   ------------------   ----------------------

Net Asset Value, Offering
Price and
 Redemption Proceeds Per
Share
-----------------------------
Net Asset Value and Offering
Price Per Share
 Class R Shares                    $ 10.56                $ -
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
 Institutional Shares              $ -                    $ 10.44                                        $ 10.44
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
 Institutional Service             $ -                    $ 10.44                                        $ 10.44
Shares
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
Redemption Proceeds Per
Share(b)
-----------------------------
 Class R Shares                    $ 10.35                $ -                                            $ -
                                                      (c)
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
 Institutional Shares              $ -                    $ 10.44                                        $ 10.44
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
 Institutional Service             $ -                    $ 10.44                                        $ 10.44
Shares
-----------------------------     --------------------   -----------------------   ------------------   ----------------------
Investments, at identified         $ 47,897,748           $ 309,299,841                                  $ 357,197,589
cost
-----------------------------     --------------------   -----------------------   ------------------   ----------------------

(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
(b) See "What Do Shares Cost?"
in the Prospectus.
(c) Computation of minimum redemption proceeds per share 98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                       Riggs Intermediate Tax Free Bond Fund
                                       Federated Short-Term Municipal Trust
                                       Pro Forma Combining Statements of Operations
                                       Period Ended December 31, 2002



                                       -----------------------------------------------------------------------------

                                                                                                   Federated
                                       Riggs                                                       Short-Term
                                       Intermediate         Federated                              Municipal Trust
                                       Tax Free             Short-Term           Pro Forma         Pro Forma
                                       Bond Fund            Municipal Trust      Adjustment        Combined
                                       -------------------  -------------------  -----------------------------------
Investment Income:
Dividends                              77                    -                    -                 77
Interest                                2,688,342            10,041,995           -                 12,730,337
                                       -------------------  -------------------  ---------------   -----------------
Total Investment Income                 2,688,419            10,041,995           -                 12,730,414
Expenses:
Investment adviser fee                  416,400              1,055,635            6,384             1,478,419
                                                                                                (a)
Administrative personnel and services   88,832               198,146              (9,774)           277,204
fee                                                                                             (b)
Custodian fees                          11,103               11,630               (11,103)          11,630
                                                                                                (c)
Transfer and dividend disbursing        5,582                62,221               (5,582)           62,221
agent fees and expenses                                                                         (d)
Directors'/ Trustees' fees              978                  11,810               (978)             11,810
                                                                                                (e)
Auditing fees                           16,522               8,658                (16,522)          8,658
                                                                                                (f)
Legal fees                              3,543                4,431                (3,543)           4,431
                                                                                                (g)
Portfolio accounting fees               6,169                95,541               (6,169)           95,541
                                                                                                (h)
Distribution services fee - Class R     138,800              -                    (138,800)         -
Shares                                                                                          (l)
Distribution services fee -             -                    75,036               125,985           201,021
Institutional Service Shares                                                                    (k)
Shareholder services fee - Class R      138,800              -                    (138,800)         -
Shares                                                                                          (j)
Shareholder services fee -              -                    75,036               125,985           201,021
Institutional Service Shares
                                                                                                (i)
Shareholder services fee -              -                    584,736              -                 584,736
Institutional Shares
Share registration costs                15,946               42,890               (15,946)          42,890
                                                                                                (m)
Printing and postage                    3,155                31,500               (3,155)           31,500
                                                                                                (n)
Insurance premiums                      1,145                1,086                (1,145)           1,086
                                                                                                (o)
Miscellaneous                           780                  7,445                (780)             7,445
                                                                                                (p)
                                       -------------------  -------------------  ---------------   -----------------
                                                                                 ---------------   -----------------
 Total expenses                         847,755              2,265,801            (93,943)          3,019,613
                                       -------------------  -------------------  ---------------   -----------------
Waivers:
Waiver of investment adviser fee        (103,130)           (291,499)             (48,897)          (443,526)
                                                                                                (q)
Waiver of transfer and dividend         -                   (9,015)               -                 (9,015)
disbursing agent fees and expenses
Waiver of distribution services fee -   (138,800)            -                    138,800           -
Class R Shares                                                                                  (r)
Waiver of distribution service fee -    -                   (75,036)              (125,985)         (201,021)
Institutional Service Shares                                                                    (s)
Waiver of shareholder services fee -    (83,280)             -                    83,280            -
Class R Shares                                                                                  (t)
Waiver of shareholder services fee -    -                   (584,736)             -                 (584,736)
Institutional Shares
                                       -------------------  -------------------  ---------------   -----------------
Total waivers                          (325,210)            (960,286)            47,198            (1,238,298)
                                       -------------------  -------------------  ---------------   -----------------
                                       -------------------  -------------------  ---------------   -----------------
Net expenses                           522,545              1,305,515            (46,745)          1,781,315
                                       -------------------  -------------------  ---------------   -----------------
                                       -------------------  -------------------  ---------------   -----------------
Net investment income                  2,165,874            8,736,480            46,745            10,949,099
                                       -------------------  -------------------  ---------------   -----------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on             458,600              (386,121)            -                 72,479
investments
Net change in unrealized
appreciation/depreciation
 of investments                         1,271,738            4,448,006            -                 5,719,744
                                       -------------------  -------------------  ---------------   -----------------
 Net realized and unrealized gain       1,730,338            4,061,885            -                 5,792,223
(loss) on investments
                                       -------------------  -------------------  ---------------   -----------------
                                                                                 ---------------
 Change in net assets resulting from    $ 3,896,212          $ 12,798,365         46,745            $ 16,741,322
operations
                                       -------------------  -------------------  ---------------   -----------------


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial
Statements)


Riggs Short Term Tax Free Bond Fund
 Federated Short-Term Municipal Trust
Notes to Pro Forma Combining Statements of Operations
Period Ended December 31, 2002


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Short-Term Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale of 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

(c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors Fee due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit Fee due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal fee due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Distribution Service Fee (12B-1) for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the Distribution Service Fee (12B-1) for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Shareholder Service Fee for Class R Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the Shareholder Service Fee for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(n) Adjustment to reflect the Printing and postage expense reductions due to the combining two portfolios into one.

(o) Adjustment to reflect the Insurance premium expense reduction due to the combining two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined average net assets of funds.

(r) Adjustment to reflect elimination of distribution service fee (12B-1) waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect waiver of distribution fee (12B-1) for the Institutional Service Shares being brought in line based on the combined average net assets of funds.

(t) Adjustment to reflect elimination of shareholder service fee waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.







Riggs Intermediate Tax Free Bond Fund
Federated Intermediate Municipal Trust
Notes to Pro Forma Financial Statements
Year Ended May 31, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Intermediate Tax Free Bond Fund and Federated Intermediate Municipal Trust, collectively ("the Funds"), for the year ended May 31, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Intermediate Tax Free Bond Fund for shares of Federated Intermediate Municipal Trust. Under generally accepted accounting principles, Federated Intermediate Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended May 31, 2003 Riggs Intermediate Tax Free Bond Fund and Federated Intermediate Municipal Trust paid investment advisory fees computed at the annual rate of 0.75% and 0.40%, respectively, as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 3,395,284 Institutional Shares of Federated Intermediate Municipal Trust in exchange for 3,339,725 Class R Shares of Riggs Intermediate Tax Free Bond Fund which would have been issued at May 31, 2003 in connection with the proposed reorganization.






Pro Forma Combining Portfolio of Investments
May 31, 2003
                                  Federated                                                                    Federated
                                  Intermediate                                                                 Intermediate
Riggs             Federated       Municipal                               Riggs              Federated         Municipal
 Intermediate     Intermediate    Trust                                   Intermediate       Intermediate      Trust
Tax Free          Municipal       Pro Forma                               Tax Free           Municipal         Pro Forma
Bond Fund         Trust           Combined                                Bond Fund          Trust             Combined
-----------------------------------------------------------------------------------------------------------------------------------
Principal         Principal       Principal
Amount            Amount          Amount
or Shares         or Shares       or Shares                               Value              Value             Value
-----------------------------------------------------------------------------------------------------------------------------------
------------------                               -------------------------
                                                 Long-Term Municipals -
                                                 98.7%
------------------
                  -----------------------------------------------------------------------------------------------------------------

                                                 Alabama -- 1.7%
 $1,000,000        -               1,000,000     Alabama State Public      $1,131,790         -                 $1,131,790
                                                 School & College
                                                 Authority, Refunding
                                                 Revenue Bonds, 5.125%
                                                 (FSA LOC)/(Original
                                                 Issue Yield: 4.78%),
                                                 11/1/2014
 -                 1,000,000       1,000,000     Courtland, AL IDB,        -                  1,032,780         1,032,780
                                                 Environmental
                                                 Improvement Refunding
                                                 Revenue Bonds, 5.00%
                                                 (International Paper
                                                 Co.), 11/1/2013
 1,115,000         -               1,115,000     University of Alabama,    1,261,656          -                 1,261,656
                                                 Refunding Revenue
                                                 Bonds, 5.00% (FGIC
                                                 LOC)/(Original Issue
                                                 Yield: 4.53%), 10/1/2013
                                                  Total                   2,393,446           1,032,780        3,426,226
                                                  Alaska -- 2.3%
 -                 4,000,000       4,000,000     Alaska State Housing      -                  4,267,920         4,267,920
                                                 Finance Corp., General
                                                 Mortgage Revenue Bonds
                                                 (Series A), 5.65% (MBIA
                                                 INS), 12/1/2012
 275,000           -               275,000       Alaska State Housing      287,782            -                 287,782
                                                 Finance Corp., Revenue
                                                 Bonds (Series 1),
                                                 Veterans Mortgage
                                                 Program, 6.30% (GNMA
                                                 LOC), 12/1/2009
                                                  Total                   287,782             4,267,920        4,555,702
                                                  Arizona -- 4.8%
 -                 1,800,000       1,800,000     Arizona Student Loan      -                  1,996,722
                                                 Acquisition Authority,                                        1,996,722
                                                 Student Loan Revenue
                                                 Refunding Bonds (Series
                                                 1999A-1), 5.50%,
                                                 5/1/2012
 -                 2,200,000       2,200,000     Arizona Student Loan      -                  2,434,894
                                                 Acquisition Authority,                                        2,434,894
                                                 Student Loan Revenue
                                                 Refunding Bonds (Series
                                                 1999A-1), 5.60%,
                                                 5/1/2013
 -                 2,000,000       2,000,000     Maricopa County, AZ,      -                  2,064,740
                                                 IDA, Solid Waste                                              2,064,740
                                                 Disposal Revenue Bonds,
                                                 4.80% TOBs (Waste
                                                 Management, Inc.),
                                                 Mandatory Tender
                                                 12/1/2004
 -                 2,500,000       2,500,000     Salt River Project, AZ    -                  2,873,650         2,873,650
                                                 Agricultural
                                                 Improvement & Power
                                                 District, Refunding
                                                 Revenue Bonds (Series
                                                 2002A), 5.25%, 1/1/2015
                                                  Total                    -                  9,370,006
                                                                                                               9,370,006
                                                  Arkansas -- 1.0%
 -                 2,000,000       2,000,000     Pope County, AR,          -                  2,061,800         2,061,800
                                                 Refunding Revenue
                                                 Bonds, 5.05% TOBs
                                                 (Entergy Arkansas,
                                                 Inc.), Mandatory Tender
                                                 9/1/2005
                                                  California -- 4.2%
 -                 1,000,000       1,000,000     California State          -                  1,164,980
                                                 Department of Water                                           1,164,980
                                                 Resources Power Supply
                                                 Program, Power Supply
                                                 Revenue Bonds (Series
                                                 A), 5.50%, 5/1/2012
 -                 335,000         335,000       California State          -                  403,494
                                                 Department of Water                                           403,494
                                                 Resources, Revenue
                                                 Refunding Bonds, 5.50%,
                                                 12/1/2010
 -                 1,000,000       1,000,000     California State,         -                  1,109,190
                                                 Refunding UT GO Bonds,                                        1,109,190
                                                 5.00%, 2/1/2009
 -                 1,000,000       1,000,000     California Statewide      -                  1,065,310
                                                 Communities Development                                       1,065,310
                                                 Authority, Revenue
                                                 Bonds (Series 2002D),
                                                 4.35% TOBs (Kaiser
                                                 Permanente), Mandatory
                                                 Tender 2/1/2007
 -                 4,000,000       4,000,000     Los Angeles, CA           -                  4,543,120         4,543,120
                                                 Department of Water &
                                                 Power, Revenue Bonds
                                                 (Series 2001A), 5.25%
                                                 (Los Angeles, CA
                                                 Department of Water &
                                                 Power (Electric/Power
                                                 System)), 7/1/2015
                                                  Total                    -                  8,286,094
                                                                                                               8,286,094
                                                  Colorado -- 0.2%
 -                 340,000         340,000       Colorado HFA, SFM         -                  346,790           346,790
                                                 Revenue Bonds (Series
                                                 1997C-3), 6.75%,
                                                 5/1/2017
                                                  Connecticut -- 0.0%
 25,000            -               25,000        Madison, CT, GO UT,       26,468             -                 26,468
                                                 4.875% (FGIC
                                                 LOC)/(Original Issue
                                                 Yield: 5.00%),
                                                 12/15/2010
                                                  District of Columbia
                                                 -- 2.6%
 500,000           -               500,000       District of Columbia,     566,990            -                 566,990
                                                 Carnegie Endowment
                                                 Revenue Bonds, 5.75%
                                                 (Original Issue Yield:
                                                 5.75%), 11/15/2010
 1,000,000         -               1,000,000     District of Columbia,     1,153,400          -                 1,153,400
                                                 Refunding Revenue
                                                 Bonds, 5.50% (Catholic
                                                 University of
                                                 America)/(AMBAC LOC),
                                                 10/1/2012
 -                 3,000,000       3,000,000     District of Columbia,     -                  3,489,990         3,489,990
                                                 Revenue Bonds, 5.75%
                                                 (Catholic University of
                                                 America)/(AMBAC INS),
                                                 10/1/2017
                                                  Total                   1,720,390           3,489,990        5,210,380
                                                  Florida -- 0.4%
 -                 790,000         790,000       Lee County, FL HFA, SFM   -                  859,623           859,623
                                                 Revenue Bonds (Series
                                                 1998A-2), 6.30% (GNMA
                                                 COL), 3/1/2029
                                                  Georgia -- 1.2%
 -                 1,035,000       1,035,000     Cartersville, GA          -                  1,150,661
                                                 Development Authority                                         1,150,661
                                                 Waste & Wastewater
                                                 Facilities Refunding
                                                 Revenue Bonds, 5.10%
                                                 (Anheuser-Busch Cos.,
                                                 Inc.), 2/1/2012
 55,000            -               55,000        Municipal Electric        66,580             -
                                                 Authority of Georgia,                                         66,580
                                                 (Series Y), PRF Revenue
                                                 Bonds, 6.40%, 1/1/2009
 945,000           -               945,000       Municipal Electric        1,118,956          -
                                                 Authority of Georgia,                                         1,118,956
                                                 (Series Y), 6.40%,
                                                 1/12009
                                                  Total                   1,185,536           1,150,661        2,336,197
                                                  Idaho -- 0.3%
 -                 510,000         510,000       Idaho Housing Agency,     -                  540,075           540,075
                                                 SFM Revenue Bonds
                                                 (Series D-2)
                                                 Subordinate Bonds,
                                                 5.25%, 7/1/2011
                                                  Illinois -- 3.3%
 300,000           -               300,000       Chicago, IL               345,291            -
                                                 Metropolitan Water                                            345,291
                                                 Reclamation District,
                                                 GO UT Refunding Bonds,
                                                 5.20% (Original Issue
                                                 Yield: 5.25%), 12/1/2013
 1,000,000         -               1,000,000     Illinois Department       1,145,800          -
                                                 Central Management                                            1,145,800
                                                 Services, COP, 5.50%
                                                 (MBIA LOC)/(Original
                                                 Issue Yield: 5.55%),
                                                 7/1/2013
 -                 1,260,000       1,260,000     Illinois Health           -                  1,498,770
                                                 Facilities Authority,                                         1,498,770
                                                 Revenue Refunding Bonds
                                                 (Series A), 5.70%
                                                 (Advocate Health Care
                                                 Network)/(United States
                                                 Treasury GTD)/(Original
                                                 Issue Yield: 5.75%),
                                                 8/15/2011
 -                 2,540,000       2,540,000     Illinois Health           -                  2,798,851
                                                 Facilities Authority,                                         2,798,851
                                                 Revenue Refunding Bonds
                                                 (Series B), 5.70%
                                                 (Advocate Health Care
                                                 Network)/(United States
                                                 Treasury GTD)/(Original
                                                 Issue Yield: 5.75%),
                                                 8/15/2011
 500,000           -               500,000       Metropolitan Pier &       614,690            -
                                                 Exposition Authority,                                         614,690
                                                 IL, Dedicated State Tax
                                                 Refunding Revenue
                                                 Bonds, 6.75% (Original
                                                 Issue Yield: 6.85%),
                                                 6/1/2010
                                                  Total                   2,105,781           4,297,621        6,403,402
                                                  Indiana -- 3.5%
 1,000,000         -               1,000,000     Central High School       1,156,980          -                 1,156,980
                                                 Building Corp., IN,
                                                 Refunding Revenue
                                                 Bonds, 5.50%, 8/1/2010
 -                 500,000         500,000       Indiana Development       -                  514,380
                                                 Finance Authority,                                            514,380
                                                 Environmental
                                                 Improvement Revenue
                                                 Bonds, 5.25% TOBs (USX
                                                 Corp.), Mandatory
                                                 Tender 12/2/2011
 -                 4,800,000       4,800,000     Indiana Health Facility   -                  5,259,888
                                                 Financing Authority,                                          5,259,888
                                                 Hospital Revenue Bonds
                                                 (Series 1996A), 5.50%
                                                 (Clarian Health
                                                 Partners,
                                                 Inc.)/(Original Issue
                                                 Yield: 5.65%), 2/15/2010
                                                  Total                   1,156,980           5,774,268        6,931,248
                                                  Kansas -- 0.2%
 -                 305,000         305,000       Sedgwick County, KS,      -                  309,746           309,746
                                                 SFM Revenue Bonds
                                                 (Series 1997A-2), 6.50%
                                                 (GNMA COL), 12/1/2016
                                                  Louisiana -- 2.1%
 -                 1,000,000       1,000,000     De Soto Parish, LA        -                  1,045,470
                                                 Environmental                                                 1,045,470
                                                 Improvement Authority,
                                                 PCR Bonds (Series
                                                 2002A), 5.00%
                                                 (International Paper
                                                 Co.), 10/1/2012
 -                 1,000,000       1,000,000     Lake Charles, LA Harbor   -                  1,012,530
                                                 & Terminal District,                                          1,012,530
                                                 Revenue Bonds, 5.50%
                                                 (Reynolds Metals Co.),
                                                 5/1/2006
 -                 2,000,000       2,000,000     St. Charles Parish, LA,   -                  2,039,340
                                                 PCR Refunding Revenue                                         2,039,340
                                                 Bonds (Series 1999A),
                                                 4.90% TOBs (Entergy
                                                 Louisiana, Inc.),
                                                 Mandatory Tender
                                                 6/1/2005
                                                  Total                    -                  4,097,340
                                                                                                               4,097,340
                                                  Michigan -- 12.1%
 -                 1,000,000       1,000,000     Cornell Township MI,      -                 1,020,450         1,020,450
                                                 Economic Development
                                                 Corp., Refunding
                                                 Revenue Bonds, 5.875%
                                                 (MeadWestvaco Corp.),
                                                 5/1/2018
 1,000,000         -               1,000,000     Lincoln Park, MI,         1,169,200          -
                                                 School District, GO UT,                                       1,169,200
                                                 7.00% (FGIC
                                                 LOC)/(Original Issue
                                                 Yield: 5.95%), 5/1/2020
 1,000,000         -               1,000,000     Michigan Municipal Bond   1,192,120          -
                                                 Authority, Refunding                                          1,192,120
                                                 Revenue Bonds, 5.375%,
                                                 10/1/2018
 1,025,000         -               1,025,000     Michigan Municipal Bond   1,255,943          -
                                                 Authority, Water                                              1,255,943
                                                 Utility Improvements,
                                                 5.875% (Original Issue
                                                 Yield: 5.40%), 10/1/2017
 -                 1,000,000       1,000,000     Michigan State Hospital   -                  1,115,370
                                                 Finance Authority,                                            1,115,370
                                                 Hospital Refunding
                                                 Revenue Bonds, 5.25%
                                                 (Sparrow Obligated
                                                 Group, MI), 11/15/2011
 -                 4,000,000       4,000,000     Michigan State Hospital   -                  4,248,280
                                                 Finance Authority,                                            4,248,280
                                                 Revenue & Refunding
                                                 Bonds (Series 1998A),
                                                 5.10% (McLaren Health
                                                 Care Corp.)/(Original
                                                 Issue Yield: 5.15%),
                                                 6/1/2013
 -                 5,000,000       5,000,000     Michigan State Hospital   -                  5,825,900
                                                 Finance Authority,                                            5,825,900
                                                 Revenue Bonds (Series
                                                 1999A), 6.00%
                                                 (Ascension Health
                                                 Credit Group)/(MBIA
                                                 INS), 11/15/2011
 -                 3,705,000       3,705,000     Michigan State Housing    -                  3,979,726
                                                 Development Authority,                                        3,979,726
                                                 (Series B) Rental
                                                 Housing Revenue Bonds,
                                                 5.65% (MBIA INS),
                                                 10/1/2007
 -                 3,605,000       3,605,000     Michigan State Housing    -                  3,875,267         3,875,267
                                                 Development Authority,
                                                 (Series B), Rental
                                                 Housing Revenue Bonds,
                                                 5.65% (MBIA INS),
                                                 4/1/2007
                                                  Total                   3,617,263           20,064,993       23,682,256
                                                  Minnesota -- 0.6%
 1,000,000         -               1,000,000     Minneapolis Special       1,094,770          -                 1,094,770
                                                 School District No.
                                                 001, MN, (Series B) COP
                                                 School Improvement
                                                 Bonds, 5.125%, 2/1/2014
                                                  Missouri -- 6.9%
 870,000           -               870,000       Missouri State            945,603            -                945,603
                                                 Environmental
                                                 Improvement & Energy
                                                 Authority, PRF Revenue
                                                 Bonds, 6.00%, 1/1/2016
 130,000           -               130,000       Missouri State            140,018            -                140,018
                                                 Environmental
                                                 Improvement & Energy
                                                 Authority, Refunding
                                                 Revenue Bonds, 6.00%,
                                                 1/1/2016
 -                 5,000,000       5,000,000     Missouri State HEFA,      -                  5,326,850
                                                 Health Facilities                                             5,326,850
                                                 Revenue Bonds (Series
                                                 A), 6.00% (BJC Health
                                                 System, MO)/(United
                                                 States Treasury
                                                 GTD)/(Original Issue
                                                 Yield: 6.05%), 5/15/2005
 -                 5,000,000       5,000,000     Missouri State HEFA,      -                  5,317,600
                                                 Health Facilities                                             5,317,600
                                                 Revenue Bonds (Series
                                                 A), 6.10% (BJC Health
                                                 System, MO)/(United
                                                 States Treasury
                                                 GTD)/(Original Issue
                                                 Yield: 6.15%), 5/15/2006
 -                 740,000         740,000       Missouri State Housing    -                  784,837
                                                 Development Commission,                                       784,837
                                                 SFM Loan Revenue Bonds
                                                 (Series 1998B), 5.20%,
                                                 9/1/2012
 1,000,000         -               1,000,000     Taney County, MO,         1,120,900          -
                                                 Reorganized School                                            1,120,900
                                                 District Number R-V, GO
                                                 UT, 5.80%, 3/1/2017
                                                  Total                   2,206,521           11,429,287
                                                                                                               13,635,808
                                                  Nevada -- 0.6%
 -                 1,100,000       1,100,000     Clark County, NV,         -                  1,136,894
                                                 Industrial Development                                        1,136,894
                                                 Revenue Bonds (Series
                                                 2003C), 5.45% TOBs
                                                 (Southwest Gas Corp.),
                                                 Mandatory Tender
                                                 3/1/2013
                                                  New York -- 10.5%
 -                 1,500,000       1,500,000     Hempstead, NY IDA,        -                  1,575,315
                                                 Resource Recovery                                             1,575,315
                                                 Refunding Revenue Bonds
                                                 (Series 2001), 5.00%
                                                 TOBs (American Ref-Fuel
                                                 Co. of Hempstead),
                                                 Mandatory Tender
                                                 6/1/2010
 -                 2,000,000       2,000,000     Metropolitan              -                  2,352,140
                                                 Transportation                                                2,352,140
                                                 Authority, NY, Service
                                                 Contract Refunding
                                                 Revenue Bonds (Series
                                                 2002A), 5.50%, 1/1/2015
 -                 1,000,000       1,000,000     New York City, NY IDA,    -                  1,116,360
                                                 Civic Facility Revenue                                        1,116,360
                                                 Bonds (Series 2002A),
                                                 5.50% (Lycee Francais
                                                 de New York
                                                 Project)/(American
                                                 Capital Access INS),
                                                 6/1/2015
 -                 4,500,000       4,500,000     New York City, NY, UT     -                  5,251,950
                                                 GO Bonds (Series                                              5,251,950
                                                 1999G), 6.00% (AMBAC
                                                 INS), 10/15/2007
 -                 1,000,000       1,000,000     New York City, NY, UT     -                  1,110,220
                                                 GO Bonds (Series                                              1,110,220
                                                 2002E), 5.25%, 8/1/2007
 -                 1,000,000       1,000,000     New York City, NY, UT     -                  1,122,230
                                                 GO Bonds (Series                                              1,122,230
                                                 2002F), 5.25%, 8/1/2009
 -                 2,500,000       2,500,000     New York State            -                  2,631,450
                                                 Environmental                                                 2,631,450
                                                 Facilities Corp., State
                                                 Water Pollution Control
                                                 Bonds (Series 1994E),
                                                 6.15% (Original Issue
                                                 Yield: 6.25%), 6/15/2004
 -                 4,000,000       4,000,000     New York State Thruway    -                  4,227,160
                                                 Authority, Highway &                                          4,227,160
                                                 Bridge Trust Fund
                                                 Revenue Bonds (Series
                                                 B), 5.625% (FGIC
                                                 INS)/(Original Issue
                                                 Yield: 5.75%), 4/1/2005
 -                 1,250,000       1,250,000     Suffolk County, NY IDA,   -                  1,213,400
                                                 Industrial Development                                        1,213,400
                                                 Revenue Bonds (Series
                                                 1998), 5.30%
                                                 (Nissequogue Cogen
                                                 Partners
                                                 Facility)/(Original
                                                 Issue Yield: 5.325%),
                                                 1/1/2013
                                                  Total                    -                  20,600,225       2
                                                                                                               20,600,225
                                                  North Carolina -- 3.0%
 -                 1,000,000       1,000,000     North Carolina Eastern    -                  1,105,000
                                                 Municipal Power Agency,                                       1,105,000
                                                 Power System Refunding
                                                 Revenue Bonds (Series
                                                 2003A), 5.50%, 1/1/2012
 1,000,000         -               1,000,000     North Carolina Eastern    1,249,050          -
                                                 Municipal Power Agency,                                       1,249,050
                                                 Refunding Revenue
                                                 Bonds, 6.00% (AMBAC
                                                 LOC), 1/1/2018
 -                 2,000,000       2,000,000     North Carolina            -                  2,333,220
                                                 Municipal Power Agency                                        2,333,220
                                                 No. 1, Catawba Electric
                                                 Revenue Refunding
                                                 Bonds, 7.25% (Catawba
                                                 Electric), 1/1/2007
 -                 1,000,000       1,000,000     North Carolina            -                  1,139,630
                                                 Municipal Power Agency                                        1,139,630
                                                 No. 1, Electric Revenue
                                                 Bonds (Series 2003A),
                                                 5.50% (Catawba
                                                 Electric), 1/1/2012
                                                  Total                    1,249,050          4,577,850
                                                                                                               5,826,900
                                                  North Dakota -- 0.6%
 1,055,000         -               1,055,000     North Dakota State        1,197,942          -
                                                 Building Authority,                                           1,197,942
                                                 (Series B) Refunding
                                                 Revenue Bonds, 5.00%
                                                 (AMBAC LOC), 12/1/2010
                                                  Ohio -- 2.9%
 -                 3,195,000       3,195,000     Lucas County, OH HDA,     -                  3,574,374
                                                 Hospital Revenue                                              3,574,374
                                                 Refunding Bonds (Series
                                                 1996), 5.50% (ProMedica
                                                 Healthcare Obligated
                                                 Group)/(MBIA
                                                 INS)/(Original Issue
                                                 Yield: 5.75%),
                                                 11/15/2008
 -                 1,000,000       1,000,000     Montgomery County, OH     -                  1,104,860
                                                 Revenue Bonds, 5.50%                                          1,104,860
                                                 (Catholic Health
                                                 Initiatives), 9/1/2016
 -                 1,000,000       1,000,000     Ohio State Air Quality    -                  1,054,120
                                                 Development Authority,                                        1,054,120
                                                 PCR Refunding Bonds
                                                 (Series 2002A), 6.00%
                                                 (Cleveland Electric
                                                 Illuminating Co.),
                                                 12/1/2013
                                                  Total                    -                  5,733,354
                                                                                                               5,733,354
                                                  Pennsylvania -- 5.8%
 -                 805,000         805,000       (1) Allegheny County,     -                  758,672
                                                 PA IDA, Cargo                                                 758,672
                                                 Facilities Lease
                                                 Revenue Bonds (Series
                                                 1999), 6.00% (AFCO
                                                 Cargo PIT LLC Project),
                                                 9/1/2009
 -                 1,000,000       1,000,000     New Wilmington, PA        -                  1,030,540
                                                 Municipal Authority,                                          1,030,540
                                                 College Revenue Bonds,
                                                 5.30% (Westminster
                                                 College)/(Original
                                                 Issue Yield: 5.40%),
                                                 3/1/2018
 1,000,000         -               1,000,000     Pennsylvania              1,127,590          -
                                                 Intergovernmental Coop                                        1,127,590
                                                 Authority, Special Tax,
                                                 5.25% (FGIC
                                                 LOC)/(Original Issue
                                                 Yield: 5.012%),
                                                 6/15/2015
 -                 1,210,000       1,210,000     Pennsylvania State        -                  1,362,133
                                                 Higher Education                                              1,362,133
                                                 Facilities Authority,
                                                 Revenue Bonds (Series
                                                 2001A), 5.75% (UPMC
                                                 Health System),
                                                 1/15/2012
 -                 5,000,000       5,000,000     Philadelphia, PA          -                  5,327,750
                                                 Hospitals & Higher                                            5,327,750
                                                 Education Facilities
                                                 Authority, Health
                                                 System Revenue Bonds
                                                 (Series 1997A), 5.00%
                                                 (Jefferson Health
                                                 System)/(Original Issue
                                                 Yield: 5.40%), 5/15/2012
 -                 1,605,000       1,605,000     Sayre, PA, Health Care    -                  1,828,721
                                                 Facilities Authority,                                         1,828,721
                                                 Revenue Bonds (Series
                                                 2002A), 6.00% (Guthrie
                                                 Healthcare System, PA),
                                                 12/1/2012
                                                  Total                    1,127,590          10,307,816
                                                                                                               11,435,406
                                                  Rhode Island -- 0.6%
 -                 1,000,000       1,000,000     Rhode Island Economic     -                  1,152,970
                                                 Development Corp.,                                            1,152,970
                                                 Revenue Note
                                                 Obligations (2000
                                                 Senior Obligation
                                                 Series), 5.75%
                                                 (Providence Place Mall
                                                 Project)/(Radian Asset
                                                 Assurance INS), 7/1/2010
                                                  South Carolina -- 0.6%
 1,000,000         -               1,000,000     Beaufort County, SC       1,135,100          -
                                                 School District, GO,                                          1,135,100
                                                 5.50%, 3/1/2016
                                                  South Dakota -- 0.6%
 1,000,000         -               1,000,000     Pierre, SD, School        1,166,650          -
                                                 District, GO UT, 5.70%                                        1,166,650
                                                 (FSA LOC)/(Original
                                                 Issue Yield: 5.70%),
                                                 8/1/2017
                                                  Tennessee -- 5.2%
 -                 2,000,000       2,000,000     Memphis-Shelby County,    -                  2,191,520
                                                 TN Airport Authority,                                         2,191,520
                                                 Special Facilities
                                                 Refunding Revenue
                                                 Bonds, 5.00% (FedEx
                                                 Corp.), 9/1/2009
 1,000,000         -               1,000,000     Metropolitan Government   1,109,810          -
                                                 Nashville & Davidson                                          1,109,810
                                                 County, TN, GO UT,
                                                 5.125% (Original Issue
                                                 Yield: 5.125%),
                                                 5/15/2009 (@101)
 -                 4,000,000       4,000,000     Shelby County, TN,        -                  4,582,880
                                                 Public Improvement UT                                         4,582,880
                                                 GO School Bonds (Series
                                                 A), 5.50%, 4/1/2017
 -                 500,000         500,000       Sullivan County, TN       -                  570,015
                                                 Health Educational &                                          570,015
                                                 Housing Facilities
                                                 Board, Hospital Revenue
                                                 Bonds, 6.25% (Wellmont
                                                 Health System), 9/1/2010
 -                 500,000         500,000       Sullivan County, TN       -                  568,660
                                                 Health Educational &                                          568,660
                                                 Housing Facilities
                                                 Board, Hospital Revenue
                                                 Bonds, 6.25% (Wellmont
                                                 Health System), 9/1/2011
 -                 1,000,000       1,000,000     Sullivan County, TN       -                  1,139,460
                                                 Health Educational &                                          1,139,460
                                                 Housing Facilities
                                                 Board, Hospital Revenue
                                                 Bonds, 6.25% (Wellmont
                                                 Health System), 9/1/2012
                                                  Total                    1,109,810          9,052,535
                                                                                                               10,162,345
                                                  Texas -- 7.4%
 1,000,000         -               1,000,000     Bell County, TX, HFDC,    1,126,280          -
                                                 Refunding Revenue                                             1,126,280
                                                 Bonds, 5.375% (FSA
                                                 LOC), 12/1/2013
 -                 1,000,000       1,000,000     Brazos River Authority,   -                  1,055,540
                                                 TX, PCR Refunding Bonds                                       1,055,540
                                                 (Series 2003A), 6.75%
                                                 TOBs (TXU Energy),
                                                 Mandatory Tender
                                                 4/1/2013
 500,000           -               500,000       Carroll, TX, ISD, GO UT   546,730            -
                                                 Refunding Bonds (Series                                       546,730
                                                 A), 5.00% (Original
                                                 Issue Yield: 5.02%),
                                                 2/15/2016
 1,000,000         -               1,000,000     El Paso, TX, GO LT        1,116,020          -
                                                 (Series 1998), 5.125%                                         1,116,020
                                                 (FGIC LOC)/(Original
                                                 Issue Yield: 5.25%),
                                                 8/15/2015
 1,000,000         -               1,000,000     Fort Worth, TX, Water &   1,157,370          -
                                                 Sewer, Revenue Bonds,                                         1,157,370
                                                 5.75% (Original Issue
                                                 Yield: 5.52%), 2/15/2017
 -                 2,000,000       2,000,000     North Central Texas       -                  2,265,280
                                                 HFDC, Hospital Revenue                                        2,265,280
                                                 Refunding Bonds (Series
                                                 2002), 5.50%
                                                 (Children's Medical
                                                 Center of
                                                 Dallas)/(AMBAC INS),
                                                 8/15/2017
 -                 1,000,000       1,000,000     Sabine River Authority,   -                  1,022,730
                                                 TX, PCR Revenue                                               1,022,730
                                                 Refunding Bonds (Series
                                                 2001A), 5.50% TOBs (TXU
                                                 Energy), Mandatory
                                                 Tender 11/1/2011
 -                 1,000,000       1,000,000     San Antonio, TX Water     -                  1,158,060
                                                 System, Revenue                                               1,158,060
                                                 Refunding Bonds (Series
                                                 2002), 5.50% (FSA INS),
                                                 5/15/2016
 -                 3,760,000       3,760,000     Texas State Department    -                  3,979,697
                                                 of Housing & Community                                        3,979,697
                                                 Affairs, SFM Revenue
                                                 Bonds (Series B), 5.45%
                                                 (MBIA INS), 3/1/2015
 1,000,000         -               1,000,000     Travis Country, TX, GO    1,141,020          -
                                                 UT, 5.25%, 3/1/2015                                           1,141,020
                                                  Total                   5,087,420           9,481,307
                                                                                                               14,568,727
                                                  Utah -- 1.1%
 1,050,000         -               1,050,000     Salt Lake County, UT,     1,151,472          -                1,151,472
                                                 Municipal Building
                                                 Authority, Refunding
                                                 Revenue Bonds, 5.20%
                                                 (AMBAC LOC)/(Original
                                                 Issue Yield: 5.33%),
                                                 10/15/2011 (@100)
 -                 1,000,000       1,000,000     Utah County, UT IDA,      -                  1,026,870
                                                 Environmental                                                 1,026,870
                                                 Improvement Revenue
                                                 Bonds, 5.05% TOBs
                                                 (Marathon Oil Corp.),
                                                 Mandatory Tender
                                                 11/1/2011
                                                  Total                   1,151,472           1,026,870
                                                                                                               2,178,342
                                                  Virginia -- 1.7%
 -                 1,000,000       1,000,000     Chesapeake, VA IDA, PCR   -                  1,054,500
                                                 Bonds, 5.25% (Virginia                                        1,054,500
                                                 Electric & Power Co.),
                                                 2/1/2008
 -                 2,000,000       2,000,000     Greater Richmond          -                  2,279,480
                                                 Convention Center                                             2,279,480
                                                 Authority, VA, Hotel
                                                 Tax Revenue Bonds,
                                                 5.50% (Convention
                                                 Center Expansion
                                                 Project), 6/15/2008
                                                  Total                    -                  3,333,980
                                                                                                               3,333,980
                                                  Washington -- 6.4%
 1,000,000         -               1,000,000     Clark County, WA, GO UT   1,124,550          -
                                                 Refunding Bonds, 5.25%,                                       1,124,550
                                                 6/1/2015
 1,000,000         -               1,000,000     Seattle, WA, (Series F)   1,113,980          -
                                                 GO UT, 5.25% (Original                                        1,113,980
                                                 Issue Yield: 5.02%),
                                                 12/15/2018
 -                 4,500,000       4,500,000     Washington Health Care    -                  4,916,745
                                                 Facilities Authority,                                         4,916,745
                                                 Revenue Bonds (Series
                                                 1996), 5.375% (Kadlec
                                                 Medical Center,
                                                 Richland)/(AMBAC
                                                 INS)/(Original Issue
                                                 Yield: 5.63%), 12/1/2010
 1,000,000         -               1,000,000     Washington State,         1,088,470          -
                                                 (Series B), GO UT,                                            1,088,470
                                                 5.00% (Original Issue
                                                 Yield: 5.20%), 1/1/2017
 -                 2,000,000       2,000,000     Washington State Public   -                  2,047,980
                                                 Power Supply System,                                          2,047,980
                                                 (Nuclear Project No. 3)
                                                 Refunding & Revenue
                                                 Bonds (Series B), 5.70%
                                                 (Energy Northwest,
                                                 WA)/(Original Issue
                                                 Yield: 5.793%), 7/1/2010
 -                 2,000,000       2,000,000     Washington State Public   -                  2,326,440
                                                 Supply System, (Nuclear                                       2,326,440
                                                 Project No. 2)
                                                 Refunding Revenue Bonds
                                                 (Series 1997A), 6.00%
                                                 (Energy Northwest,
                                                 WA)/(AMBAC INS),
                                                 7/1/2007
                                                  Total                   3,327,000           9,291,165        12,618,165
                                                  Wisconsin -- 4.0%
 50,000            -               50,000        Appleton, WI,             57,358             -
                                                 Waterworks, Refunding                                         57,358
                                                 Revenue Bonds, 5.375%
                                                 (FGIC LOC)/(Original
                                                 Issue Yield: 4.75%),
                                                 1/1/2015
 1,000,000         -               1,000,000     Menomonee Falls, WI,      1,120,460          -
                                                 Sewage System, (Series                                        1,120,460
                                                 A) Revenue Bonds, 5.65%
                                                 (AMBAC LOC)/(Original
                                                 Issue Yield: 5.70%),
                                                 5/1/2016
 1,000,000         -               1,000,000     Milwaukee County, WI,     1,101,900          -
                                                 (Series A), 5.00%                                             1,101,900
                                                 (Original Issue Yield:
                                                 4.87%), 10/1/2016
 -                 980,000         980,000       Wisconsin State HEFA,     -                  1,113,917
                                                 Refunding Bonds, 6.00%                                        1,113,917
                                                 (Wheaton Franciscan
                                                 Services), 8/15/2014
 -                 3,000,000       3,000,000     Wisconsin State           -                  3,324,450
                                                 Petroleum Inspection                                          3,324,450
                                                 Fee, Revenue Bonds
                                                 (Series 2000A), 6.00%,
                                                 7/1/2011
 1,000,000         -               1,000,000     Wisconsin State           1,152,290          -
                                                 Transportation, (Series                                       1,152,290
                                                 A), 5.50% (FGIC
                                                 LOC)/(Original Issue
                                                 Yield: 5.25%), 7/1/2015
                                                  Total                   3,432,008           4,438,367        7,870,375
                                                  Wyoming -- 0.3%
 500,000           -               500,000       Laramie County, WY,       546,530            -
                                                 School District No. 2,                                        546,530
                                                 GO UT, 5.90% (MBIA
                                                 LOC)/(Original Issue
                                                 Yield: 5.90%), 6/1/2012
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term          36,325,509         157,512,327       193,837,836
                                                 Municipals (identified
                                                 cost $178,443,812)
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Short-Term Municipals -
                                                 0.6%
                                                 New York -- 0.1%
 -                 200,000         200,000       New York State            -                  200,000
                                                 Dormitory Authority,                                          200,000
                                                 (Series 1990B) Daily
                                                 VRDNs (Cornell
                                                 University)/(J.P.
                                                 Morgan Chase Bank LIQ)
                                                 Utah -- 0.5%
 -                 1,000,000       1,000,000     Emery County, UT,         -                  1,000,000
                                                 (Series 1994) Daily                                           1,000,000
                                                 VRDNs
                                                 (Pacificorp)/(AMBAC
                                                 INS)/(Bank of Nova
                                                 Scotia, Toronto LIQ)
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term          -                 1,200,000         1,200,000
                                                 Municipals (at
                                                 amortized cost)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Mutual Fund -- 0.0%
                                                 -------------------------
 18,902            -               18,902        SEI Tax Exempt Money      18,901             -
                                                 Market Fund (at net                                           18,901
                                                 asset value)
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments --     36,344,410         158,712,327       195,056,737
                                                 99.3% (identified cost
                                                 $179,662,713)(2)
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------
                                                 Other Assets and         405,262            970,666           1,375,928
                                                 Liabilities -- Net --
                                                 0.7%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Total Net Assets -- 100%  $ 36,749,672       $ 159,682,993     $ 196,432,665
--------------------------------------------------------------------------=========================================================


Securities that are subject to alternative minimum tax (AMT) represent 7.6% of the portfolio based upon total market value.

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At May 31, 2003, this security amounted to $758,672, which represents 0.4% of total net assets

(2) The cost of investments for federal tax purposes amounts to $179,662,713.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.

The following acronyms are used throughout this portfolio:
AMBAC              -- American Municipal Bond Assurance Corporation
AMT                -- Alternative Minimum Tax
COL                -- Collateralized
COP                -- Certificate of Participation
FGIC               -- Financial Guaranty Insurance Company
FSA                -- Financial Security Assurance
GNMA               -- Government National Mortgage Association
GO                 -- General Obligation
GTD                -- Guaranteed
HDA                -- Hospital Development Authority
HEFA               -- Health and Education Facilities Authority
HFA                -- Housing Finance Authority
HFDC               -- Health Facility Development Corporation
IDA                -- Industrial Development Authority
IDB                -- Industrial Development Bond
INS                --
                   Insured
ISD                -- Independent School District
LIQ                -- Liquidity
                   Agreement
LOC                -- Letter of Credit
LT                 -- Limited Tax
MBIA               -- Municipal Bond Investors Assurance
PCR                -- Pollution Control Revenue
PRF                -- Pre-refunded
SFM                -- Single Family Mortgage
TOBs               -- Tender Option
                   Bonds
UT                 -- Unlimited Tax
VRDNs              -- Variable Rate Demand Notes

                                  Riggs Intermediate Tax Free Bond Fund
                                  Federated Intermediate Municipal Trust
                                  Pro Forma Combining Statements of Assets and Liabilities
                                  May 31, 2003

-------------------------------------------------------------------------------------------------------------------
                                                                                                Federated
                                                                                                Intermediate
                                  Riggs                 Federated                               Municipal
                                  Intermediate          Intermediate                            Trust
                                  Tax Free              Municipal         Pro Forma             Proforma
                                  Bond Fund             Trust             Adjustment            Combined
                                  ----------------      ---------------   ------------------    -------------------
Assets:
------------------------------
Investments in securities,         $36,344,410           $158,712,327      -                     $195,056,737
at value
------------------------------
Cash                               146                   20,892            -                     21,038
------------------------------
Income receivable                  527,836               2,103,521         -                     2,631,357
------------------------------
Receivable for shares sold         -                     134,431           -                     134,431
------------------------------
Receivable for Investments         -                     60,000            -                     60,000
sold
------------------------------    ----------------      ---------------   ------------------    -------------------
 Total assets                      36,872,392            161,031,171       -                     197,903,563
------------------------------    ----------------      ---------------   ------------------    -------------------
Liabilities:
------------------------------
Payable for investments            -                     -                 -                     -
purchased
------------------------------
Payable for shares redeemed        -                     926,610           -                     926,610
------------------------------
Income distribution payable        113,129               407,113           -                     520,242
------------------------------
Accrued expenses                   9,591                 14,455            -                     24,046
------------------------------    ----------------      ---------------   ------------------    -------------------
 Total liabilities                 122,720               1,348,178         -                     1,470,898
------------------------------    ----------------      ---------------   ------------------    -------------------
Net Assets                         $36,749,672           $159,682,993      $-                    $196,432,665
------------------------------    ----------------      ---------------   ------------------    -------------------
Net Assets Consist of:
------------------------------
Paid in capital                    $32,478,528           $154,116,825       $-                   $186,595,353
------------------------------
------------------------------
Net unrealized appreciation        3,871,235             11,522,789        -                     15,394,024
of investments
------------------------------
Accumulated net realized gain      390,361               (5,956,606)       -                     (5,566,245)
(loss) on investments
----------------------------------
Undistributed (distributions
in excess of) net
investment income                  9,548                 (15)              -                     9,533
------------------------------    ----------------      ---------------
                                                                          ------------------    -------------------
 Total Net Assets                  $36,749,672           $159,682,993       $-                   $196,432,665
------------------------------    ----------------      ---------------   ------------------    -------------------
Net Assets:
 Class R Shares                    $36,749,672           $-                $(36,749,672)         $ -
                                                                                            (a)
                                  ----------------      ---------------   ------------------    -------------------
 Institutional Shares              $-                    $159,682,993                            $196,432,665
                                                                          $ 36,749,672      (a)
                                  ----------------      ---------------   ------------------    -------------------
Shares Outstanding:
                                  ----------------      ---------------   ------------------    -------------------
 Class R Shares                    3,339,725             -                 (3,339,725)           -
                                                                                            (a)
                                  ----------------      ---------------   ------------------    -------------------
                                                                                                -------------------
 Institutional Shares              -                     14,761,493        3,395,284             18,156,777
                                                                                            (a)
------------------------------    ----------------      ---------------   ------------------    -------------------
Net Asset Value Per Share and Offering Price Per
Share
 Class R Shares                     $11.00               $-                                      $-
                                                                            -
                                  ----------------      ---------------   ------------------    -------------------
 Institutional Shares              $-                    $10.82                                   $10.82
                                                                            -
------------------------------    ----------------      ---------------   ------------------    -------------------
Redemption Proceeds Per
Share (b)
 Class R Shares                     $10.78               $-                                      $-
                                                  (c)                      $ -
                                  ----------------      ---------------   ------------------    -------------------
 Institutional Shares                                                                             $10.82
                                  $ -                   $10.82             $-
------------------------------    ----------------      ---------------   ------------------    -------------------

Investments, at identified         $32,473,175           $147,189,538                            $179,662,713
cost                                                                       $ -
------------------------------    ----------------      ---------------   ------------------    -------------------


(a)  Adjustment to reflect share balance and combined net asset value as a result of the combination.
(b)  See "What Do Shares Cost?" in the
Prospectus.
(c)  Computation of minimum redemption proceeds per share 98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                      Riggs Intermediate Tax Free Bond Fund
                                      Federated Intermediate Municipal Trust
                                      Pro Forma Combining Statements of Operations
                                      Year Ended May 31, 2003
                                      ----------------------------------------------------------------------

                                                                                             Federated
                                                                                             Intermediate
                                      Riggs               Federated                          Municipal
                                      Intermediate        Intermediate                       Trust
                                      Tax Free            Municipal        Pro Forma         Pro Forma
                                      Bond Fund           Trust            Adjustment        Combined
                                      ----------------------------------------------------------------------
Investment Income:
Interest                                                   $8,248,341
                                      $ 2,056,936                           $ -               $ 10,305,277
                                      -----------------   --------------   ---------------   ---------------

Expenses:
Investment adviser fee                 325,806             662,072          (202,147)          785,731
                                                                                          (a)
Administrative personnel and           69,506              125,000          (69,506)           125,000
services fee                                                                              (b)
Custodian fees                         8,688               6,358             (8,688)          6,358

                                                                                          (c)
Transfer and dividend
disbursing agent
  fees and expenses                    1,074               42,069            (1,074)          42,069

                                                                                          (d)
Directors'/Trustees' fees              939                 10,336           (939)             10,336

                                                                                          (e)
Auditing fees                          17,232              15,132           (17,232)          15,132

                                                                                          (f)
Legal fees                             4,430               3,887             (4,430)          3,887
                                                                                          (g)
Portfolio accounting fees              6,747               57,031            (6,747)          57,031
                                                                                          (h)
Distribution services fee -            108,601             -                (108,601)         -
Class R Shares
                                                                                          (i)
Shareholder services fee -             108,601             -                (108,601)         -
Class R Shares
                                                                                          (j)
Shareholder services fee -             -                   413,795           77,287            491,082
Institutional Shares                                                                      (k)
Share registration costs               15,450              21,377           (15,450)          21,377

                                                                                          (l)
Printing and postage                   3,053               16,491            (3,053)          16,491
                                                                                          (m)
Insurance premiums                     1,498               1,413             (1,498)          1,413

                                                                                          (n)
Miscellaneous                          578                 7,136            (578)             7,136

                                                                                          (o)
                                      -----------------   --------------   ---------------   ---------------
                                                                           ---------------   ---------------
 Total expenses                        672,203             1,382,097        (471,257)         1,583,043
                                      -----------------   --------------   ---------------   ---------------
                                                                                             ---------------
Waivers:
 Waiver of investment adviser          (86,881)            (61,356)          69,664            (78,573)
fee
                                                                                          (p)
 Waiver of transfer and dividend       -                   (5,038)          (855)             (5,893)
disbursing agent fees
                                                                                          (q)
 Waiver of distribution service fee    (108,601)           -                108,601           -
- Class R Shares
                                                                                          (r)
 Waiver of shareholder services fee    (65,161)            -                 65,161           -
- Class R Shares
                                                                                          (s)
 Waiver of shareholder services fee    -                   (314,484)        (58,738)          (373,222)
- Institutional Shares
                                                                                          (t)
                                      -----------------   --------------   ---------------   ---------------
Total waivers                          (260,643)           (380,878)        183,833           (457,688)
                                      -----------------   --------------   ---------------   ---------------
                                                                                             ---------------
Net expenses                           411,560             1,001,219        (287,424)         1,125,355
                                      -----------------   --------------   ---------------   ---------------
                                                                                             ---------------
 Net investment income
                                      $ 1,645,376         $ 7,247,122      $ 287,424          $ 9,179,922
                                      -----------------   --------------   ---------------   ---------------
Realized and Unrealized Gain
on Investments:
Net realized gain on                   725,281             564,629          -                 1,289,910
investments
Net change in unrealized               2,221,557           4,645,915        -                 6,867,472
appreciation/depreciation of
investments
                                      -----------------   --------------   ---------------   ---------------
 Net realized and unrealized gain on   2,946,838           5,210,544        -                 8,157,382
investments
                                      -----------------   --------------   ---------------   ---------------
                                                                           ---------------
 Change in net assets resulting from
operations                            $ 4,592,214         $ 12,457,666     $ 287,424         $ 17,337,304
                                      -----------------   --------------   ---------------   ---------------


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma
Financial Statements)



Riggs Intermediate Tax Free Bond Fund
Federated Intermediate Municipal Trust
Notes to Pro Forma Combining Statements of Operations
Year Ended May 31, 2003



(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Intermediate Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors'/Trustees' fee reductions due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit fee reductions due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal Fee reductions due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee reductions due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Intermediate Tax Free Bond Fund 12b-1 fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the elimination of the Riggs Intermediate Tax Free Bond Fund shareholder services fee for Class R Shares due to the combining of the two portfolios into one.

(k) Adjustment to reflect the shareholder services fee accrual of 0.25% due to the combining of two portfolios into one.

(l) Adjustment to reflect the Share registration costs reductions due to the combining of two portfolios into one.

(m) Adjustment to reflect the printing and postage expense reduction due to combining of two portfolios into one.

(n) Adjustment to reflect the insurance premium expense reduction due to combining of two portfolios into one.

(o) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(p) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined net assets of funds.

(q) Adjustment to reflect waiver of transfer and dividend disbursing agent fee being brought in line based on the combined net assets of funds.

(r) Adjustment to reflect the elimination of the waiver of distribution (12b-1) fee for Riggs Intermediate Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect the elimination of shareholder services fee waiver for Riggs Intermediate Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of shareholder services fee being brought in line based on the combined net assets of funds.



RIGGS FUNDS
Riggs Stock Fund
Riggs Small Company Stock Fund
Riggs U.S. Government Securities Fund
Riggs Bond Fund
Riggs Short Term Tax Free Bond Fund
Riggs Intermediate Tax Free Bond Fund
Riggs Prime Money Market Fund
Riggs U.S. Treasury Money Market Fund



Investment Adviser
RIGGS INVESTMENT ADVISORS INC.
808 17th Street, N.W.
Washington, DC  20006-3950

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Trustees and officers of Federated Short-Term Municipal Trust (the "Registrant") pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to
Section 17 of the 1940 Act for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)
 by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1. Conformed copy of Restatement and Amendment No. 5 of the Declaration of Trust of the Registrant; (18)
1.2 Conformed copy of Amendment No. 6 to the Amended and Restated Declaration of Trust of the Registrant; (19)

2.     Copy of the By-Laws of the Registrant; (13)
2.1    Copy of Amendment No. 5 to the By-Laws of the Registrant; (16)
2.3    Copy of Amendment No. 7 to the By-Laws of the Registrant; (16)
2.4    Copy of Amendment No. 8 to the By-Laws of the Registrant; (16)

3.    Not Applicable

4. Agreement and Plan of Reorganization is included as Exhibit 1 to the Combined Proxy Statement and Prospectus of the Registration Statement*

5. Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (13)

6.     Conformed copy of the Investment Advisory Contract of the Registrant;
       (9)
6.1 Conformed copy of Amendment No.1 to Investment Advisory Contract of the Registrant; (19)
6.2 Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (19)

7.     Conformed copy of the Distributor's Contract of the Registrant; (11)
7.1 Conformed copy of the Amendment to Distributor's Contract of the Registrant; (19)

8.     Not Applicable

9.     Conformed copy of the Custodian Agreement of the Registrant; (11)
9.1 Conformed copy of Amendment to the Custodian Agreement of the Registrant; (20)
9.2    Conformed copy of Domestic Custody Fee Schedule; (16)

10.    Conformed Copy of Rule 12b-1 Plan of the Registrant; (11)

11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; *

12.    Form of Opinion regarding tax consequences of Reorganization;

13. Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement; (17)
13.1 The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement from Item (h)(v) of the Investment Series Funds, Inc. Registration Statement on Form N-1A, filed with the Commission on January 23, 2002. (File Nos. 33-48847 and 811-07021);
14. Conformed copy of Consent of Independent Auditors of Federated Short-Term Municipal Trust, Ernst & Young LLP; *
14.1  Conformed copy of Consent of Independent Auditors of Riggs Funds,
      KPMG LLP; *

15.   Not Applicable

16.   Conformed copy of power of Attorney of Registrant; (19)
16.2  Conformed copy of power of Attorney of Chief Investment Officer; (19)

17.   Form of Proxy; *
_____________________________________

*     All exhibits have been filed electronically.

9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed August 24, 1989. (File Nos. 2-72277 and 811-3181)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed August 26, 1994. (File Nos. 2-72277 and 811-3181)
13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed April 25, 1996. (File Nos. 2-72277 and 811-3181)
16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 34 on Form N-1A filed June 30, 1998. (File Nos. 2-72277 and 811-3181)
17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed August 26, 1998. (File Nos. 2-72277 and 811-3181)
18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 on Form N-1A filed July 1, 1999. (File Nos. 2-72277 and 811-3181)
19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 39 on Form N-1A filed August 28, 2001. (File Nos. 2-72277 and 811-3181)
20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed August 28, 2002. (File Nos. 2-72277 and 811-3181)



Item 17.  Undertakings

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.




SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED SHORT-TERM MUNCICIPAL TRUST, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 21st day of August, 2003.

FEDERATED SHORT-TERM MUNICIPAL TRUST

                              BY: /s/ Leslie K. Ross
                              Leslie K. Ross, Assistant Secretary
                              August 21, 2003

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                      DATE

By: /s/ Leslie K. Ross            Attorney In Fact          August 21, 2003
    Leslie K. Ross                For the Persons
    ASSISTANT SECRETARY           Listed Below

John F. Donahue*                  Chairman and Trustee

J. Christopher Donahue*           President and Trustee
                                  (Principal Executive Officer)

Richard J. Thomas*                Treasurer
                                  (Principal Financial Officer)

William D. Dawson, III*           Chief Investment Officer

Thomas G. Bigley*                 Trustee

John T. Conroy, Jr.*              Trustee

Nicholas P. Constantakis*         Trustee

John F. Cunningham*               Trustee

Lawrence D. Ellis, M.D.*          Trustee

Peter E. Madden*                  Trustee

Charles F. Mansfield, Jr.*        Trustee

John E. Murray, Jr.*              Trustee

Marjorie P. Smuts*                Trustee

John S. Walsh*                    Trustee

* By Power of Attorney